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                            McDONALD'S CORPORATION

                            PROFIT SHARING PROGRAM



                            As amended and restated
                                   effective
                               November 1, 1998
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                 McDONALD'S CORPORATION PROFIT SHARING PROGRAM

                              Summary of Contents
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                                                                                                                       Page

                                                    Table of Contents
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McDONALD'S CORPORATION................................................................................................   1

PROFIT SHARING PROGRAM................................................................................................   1

MCDONALD'S CORPORATION PROFIT SHARING PROGRAM.........................................................................   1

ARTICLE I DEFINITIONS.................................................................................................   3

     1.1    "Account".................................................................................................   3
     1.2    "Active Participant"......................................................................................   6
     1.3    "Affiliated Service Group"................................................................................   7
     1.4    "Authorized Leave of Absence".............................................................................   8
     1.5    "Auxiliary ESOP"..........................................................................................   8
     1.6    "Beneficiary".............................................................................................   8
     1.7    "Board of Directors"......................................................................................   8
     1.8    "Break in Service"........................................................................................   8
     1.9    "Committee"...............................................................................................   9
     1.10   "Commonly Controlled Corporation".........................................................................   9
     1.11   "Commonly Controlled Entity"..............................................................................   9
     1.12   "Company".................................................................................................   9
     1.13   "Company Stock"...........................................................................................   9
     1.14   "Considered Compensation".................................................................................   9
     1.15   "Credited Service"........................................................................................  11
     1.16   "Disability"..............................................................................................  12
     1.17   "Disqualified Person".....................................................................................  12
     1.18   "Domestic Affiliate"......................................................................................  12
     1.19   "Effective Date"..........................................................................................  12
     1.20   "Eligibility Computation Period"..........................................................................  12
     1.21   "Eligibility Service".....................................................................................  13
     1.22   "Employee"................................................................................................  13
     1.23   "Employer"................................................................................................  13
     1.24   "Employer Contributions"..................................................................................  14
     1.25   "Entry Date"..............................................................................................  14
     1.26   "ERISA"...................................................................................................  14
     1.27   "Five Percent Owner"......................................................................................  14
     1.28   "Foreign Affiliate".......................................................................................  14
     1.29   "Forfeiture"..............................................................................................  14
     1.30   "Highly Compensated Employee".............................................................................  15
     1.31   "Hour of Service".........................................................................................  15
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     1.32   "Internal Revenue Code".....................................................................................  19
     1.33   "Investment Fund"...........................................................................................  19
     1.34   "Leased Employee"...........................................................................................  19
     1.35   "LESOP".....................................................................................................  20
     1.36   "LESOP Employer Matching Allocations".......................................................................  20
     1.37   "LESOP Suspense Account"....................................................................................  20
     1.38   "Licensee"..................................................................................................  20
     1.39   "McDESOP"...................................................................................................  20
     1.40   "Non-highly Compensated Employee"...........................................................................  20
     1.41   "Parental Leave"............................................................................................  20
     1.42   "Participant"...............................................................................................  21
     1.43   "Participant Contributions".................................................................................  21
     1.44   "Participant Elected Contributions".........................................................................  21
     1.45   "Party in Interest".........................................................................................  21
     1.46   "Program"...................................................................................................  21
     1.47   "Plan Administrator"........................................................................................  21
     1.48   "Plan Year".................................................................................................  21
     1.49   "Profit Sharing Plan".......................................................................................  21
     1.50   "Qualified Preretirement Survivor Annuity"..................................................................  22
     1.51   "Related Plan"..............................................................................................  22
     1.52   "Required Beginning Date"...................................................................................  22
     1.53   "Rollover"..................................................................................................  22
     1.54   "STIF Fund".................................................................................................  22
     1.55   "Stock Sharing".............................................................................................  22
     1.56   "Subsidiary"................................................................................................  22
     1.57   "Termination of Employment".................................................................................  23
     1.58   "Trust".....................................................................................................  23
     1.59   "Trust Agreement"...........................................................................................  23
     1.60   "Trustee"...................................................................................................  23
     1.61   "Trust Fund"................................................................................................  23
     1.62   "Valuation Date"............................................................................................  23
     1.63   "Vesting Retirement Date"...................................................................................  23
     1.64   "Year of Credited Service"..................................................................................  23
     1.65   "Year of Eligibility Service"...............................................................................  24

ARTICLE II PARTICIPATION................................................................................................  25

     2.1    Participation...............................................................................................  25
     2.2    Certification of Participation and Compensation to Committee................................................  25
     2.3    Termination of Employment, Break in Service, Reemployment and Change in Employment Status...................  25
     2.4    Employees of Foreign or Domestic Affiliates.................................................................  26
     2.5    Leased Employee.............................................................................................  26
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ARTICLE III PROFIT SHARING PLAN EMPLOYER CONTRIBUTIONS....................................................................  27

     3.1    Profit Sharing Contributions..................................................................................  27
     3.2    Payment of Contributions Made Pursuant to Article III.........................................................  27

ARTICLE IV McDESOP and LESOP EMPLOYER CONTRIBUTIONS.......................................................................  29

     4.1    Amount of Employer Matching Contributions and LESOP Employer Matching Contributions...........................  29
     4.2    LESOP Contributions...........................................................................................  33
     4.3    Annual Employer Contribution Elections........................................................................  35
     4.4    Additional Employer Contributions.............................................................................  37
     4.5    Payment of Contributions Made Pursuant to Article IV..........................................................  37
     4.6    Form of Contributions.........................................................................................  37
     4.7    Reemployed Members of the Uniformed Services..................................................................  37

ARTICLE V PARTICIPANT ELECTED CONTRIBUTIONS...............................................................................  41

     5.1    Participant Elected Contributions.............................................................................  41
     5.2    Restrictions on Participant Elected Contributions.............................................................  41
     5.3    Allocation of Income to Certain Distributed and Forfeited Amounts.............................................  47
     5.4    Multiple Use of Alternative Limitations.......................................................................  47
     5.5    Excess Compensation Reduction Elections.......................................................................  50
     5.6    Deadline for Participant Elected Contributions................................................................  52
     5.7    Application of the Limitations of Sections 4.1(d), 5.2(c), 5.2(e), 5.4 and 9.1................................  52

ARTICLE VI LESOP LOAN PROVISIONS                                                                                            53

     6.1    Power to Borrow...............................................................................................  53
     6.2    Accounting for Loan Proceeds and LESOP Contributions..........................................................  54
     6.3    Release from LESOP Suspense Account...........................................................................  54
     6.4    Installment Payments on Exempt Loan...........................................................................  56
     6.5    Non-Terminable Rights and Protections.........................................................................  57
     6.6    Independent Appraisals Required...............................................................................  58

ARTICLE VII ALLOCATIONS OF CONTRIBUTIONS..................................................................................  59

     7.1    Profit Sharing Contribution Allocation Formula................................................................  59
     7.2    Employer Matching Contributions, LESOP Employer Matching Allocations,
            LESOP Employer Matching Contributions Additional Employer Contributions
            and Special Section 401(k) Employer Contributions.............................................................  60
     7.3    LESOP Contributions...........................................................................................  61
     7.4    Participant Elected Contributions.............................................................................  63
     7.5    Timing of Allocations.........................................................................................  63
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ARTICLE VIII ROLLOVERS AND TRUSTEE TRANSFERS..............................................................................  64

     8.1    Participant Rollovers.........................................................................................  64
     8.2    Limited Participation.........................................................................................  64
     8.3    Withdrawal of Rollovers.......................................................................................  64
     8.4    Rollover Not Forfeitable......................................................................................  64

ARTICLE IX LIMITATIONS ON CONTRIBUTIONS BECAUSE OF FEDERAL LEGISLATION....................................................  65

     9.1    Limitations on Contributions..................................................................................  65
     9.2    Employer Contribution Reductions..............................................................................  69

ARTICLE X TRUSTEE AND TRUST FUNDS.........................................................................................  70

     10.1   Trust Agreements..............................................................................................  70
     10.2   Trustee's Duties..............................................................................................  70
     10.3   Trust Expenses................................................................................................  70
     10.4   Trust Entity..................................................................................................  70
     10.5   Right of the Employers to Trust Assets........................................................................  70
     10.6   Trust Investment Funds........................................................................................  71
     10.7   Investment of Participant's Employer Profit Sharing Contributions.............................................  74
     10.8   Investment Election with Regard to a Participant's Profit Sharing, Diversification,
            Investment Savings and Rollover Accounts......................................................................  74
     10.9   Failure to Make an Investment Election........................................................................  76
     10.10  Diversification of McDESOP and LESOP Contributions and Accounts...............................................  76
     10.11  Effective Date of Participant's Investment and Diversification Elections......................................  81
     10.12  Trust Income..................................................................................................  82
     10.13  Adjustment of Participant's Account Balances and the LESOP Suspense Accounts..................................  82
     10.14  Allocation of Income of Holding Funds.........................................................................  83
     10.15  Separate Accounting in the Trust Fund.........................................................................  84
     10.16  Trust Investment..............................................................................................  84
     10.17  Separate Accounting for LESOP Suspense Account................................................................  84
     10.18  Correction of Error...........................................................................................  84
     10.19  Statement of Accounts.........................................................................................  85
     10.20  Purchase or Sale of Company Stock.............................................................................  85
     10.21  Shareholder Rights in Company Stock...........................................................................  85
     10.22  Cash Distributions with Respect to Company Stock..............................................................  87
     10.23  Holding Funds.................................................................................................  88
     10.24  Restrictions Applicable to Participants Subject to Section 16.................................................  89
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ARTICLE XI DISTRIBUTION OF BENEFITS..........................................................................................   90

     11.1      Distributions, General........................................................................................   90
     11.2      Payment of Net Balance Account on Disability, or on Retirement or Other Termination of Employment.............   90
     11.3      Payment of Net Balance Account on Death of Participant........................................................   98
     11.4      Vesting and Forfeitures.......................................................................................  102
     11.5      Payment of Employer Profit Sharing Contribution for Year of Termination of Employment.........................  104
     11.6      Designation of Beneficiary and Form of Beneficiary Benefit....................................................  104
     11.7      Incompetency, Distribution of Benefits........................................................................  106
     11.8      Deduction of Taxes from Accounts Payable......................................................................  106
     11.9      Deadline for Payment of Benefits..............................................................................  106
     11.10     Spousal Consent to a Beneficiary or a Waiver..................................................................  107
     11.11     Single Sum Payment without Election...........................................................................  107
     11.12     Installment Payments..........................................................................................  108
     11.13     Required Minimum Distributions to Employed Participants.......................................................  109
     11.14     Transitional Rules............................................................................................  110
     11.15     Sale of Restaurant - Special Vesting Rules....................................................................  111
     11.16     In-Service Withdrawals........................................................................................  111
     11.17     Direct Rollovers..............................................................................................  112
     11.18     Waiver of 30 Day Period.......................................................................................  113

ARTICLE XII..................................................................................................................  115

     12.1      Adoption of Program and Trust.................................................................................  115
     12.2      Withdrawal from Program by Participating Employer.............................................................  115

ARTICLE XIII ADMINISTRATION OF THE PROGRAM...................................................................................  117

     13.1      Appointment and Removal of, and Resignation by, Trustee.......................................................  117
     13.2      Appointment of Committee; Tenure in Office....................................................................  117
     13.3      Named Fiduciaries.............................................................................................  117
     13.4      Delegation of Responsibilities................................................................................  118
     13.5      Committee Duties..............................................................................................  118
     13.6      Committee Action by Majority -- Authorization of Members to Execute Documents.................................  119
     13.7      Secretary.....................................................................................................  120
     13.8      Member as Participant.........................................................................................  120
     13.9      Rules and Decisions...........................................................................................  120
     13.10     Electronic Elections..........................................................................................  120
     13.11     Agents and Counsel............................................................................................  120
     13.12     Authorization of Benefit Distribution.........................................................................  120
     13.13     Claims Procedure..............................................................................................  120
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     13.14     Information to be Furnished to Committee....................................................................  121
     13.15     Plan Administrator..........................................................................................  122
     13.16     Fiduciary as Participant....................................................................................  122
     13.17     Fiduciary Responsibility....................................................................................  122
     13.18     Year 2000 Problem...........................................................................................  122

ARTICLE XIV AMENDMENT, TERMINATION, MERGER AND CONSOLIDATION OF PLAN.......................................................  124

     14.1      Amendment...................................................................................................  124
     14.2      Termination of Program By the Company.......................................................................  124
     14.3      Merger, Consolidation, or Transfer of Assets................................................................  125
     14.4      Transfer of Assets from Plans of Subsidiaries...............................................................  125

ARTICLE XV TOP HEAVY PROVISIONS............................................................................................  127

     15.1      Application.................................................................................................  127
     15.2      Special Top Heavy Definitions...............................................................................  127
     15.3      Special Top Heavy Provisions................................................................................  134

ARTICLE XVI MISCELLANEOUS PROVISIONS.......................................................................................  137

     16.1      Headings....................................................................................................  137
     16.2      Indemnification.............................................................................................  137
     16.3      Employees' Trust............................................................................................  137
     16.4      Nonalienation of Benefits...................................................................................  137
     16.5      Qualified Domestic Relations Order..........................................................................  138
     16.6      Unclaimed Amounts...........................................................................................  139
     16.7      Maximum Age Condition.......................................................................................  141
     16.8      Invalidity of Certain Provisions............................................................................  141
     16.9      Gender and Number...........................................................................................  141
     16.10     Law Governing...............................................................................................  141
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                 MCDONALD'S CORPORATION PROFIT SHARING PROGRAM

     History.  The McDonald's Corporation Savings and Profit Sharing Plan, as
     -------
amended and restated effective January 1, 1987 ("Profit Sharing Plan") and subsequently amended from time to time and the McDonald's Matching and Deferred Stock Ownership Plan, as amended and restated effective January 1, 1984 ("McDESOP Plan") and subsequently amended from time to time, were merged, effective December 31, 1988, amended and restated effective January 1, 1989, and renamed the "McDonald's Corporation Profit Sharing Program" (the "Program").
The Program was subsequently amended from time to time and was amended and restated effective July 1, 1992. The McDonald's Stock Sharing Plan ("Stock Sharing Plan") was amended and restated effective January 1, 1989.

     The Stock Sharing Plan was merged into the Program effective after the close of business on December 28, 1995. After the merger, the Stock Sharing portion of the Program continued to be controlled by the McDonald's Stock Sharing Plan, as amended and restated effective January 1, 1989 and the Profit Sharing portion of the Program continued to be controlled by the McDonald's Corporation Profit Sharing Program, as amended and restated effective January 1, 1992 until January 1, 1996. The assets of the McDonald's Stock Sharing Trust were transferred to the McDonald's Matching and Deferred Stock Ownership Trust on or after December 29, 1995 until such time as there were no remaining assets and the Trust ceased to exist.

     The Program was amended and restated in one document effective January 1, 1996, except as otherwise specifically provided in the Program document as amended and restated effective January 1, 1996 and subsequently amended from time to time.

     The Program is hereby amended and restated January 1, 1997, except as otherwise specifically provided herein.

     Structure and Purpose.  The Program has four component portions, (1) the
     ---------------------
Profit Sharing Plan portion which is intended to be a profit sharing plan and to meet the requirements of Sections 401(a) of the Internal Revenue Code, (2) the McDESOP portion which is intended to meet the requirements for a stock bonus plan, a cash or deferred arrangement and a leveraged employee stock ownership plan under Sections 401(a), 401(k), 401(m) and 4975(e)(7) of the Internal Revenue Code, (3) the LESOP portion which is intended to meet the requirements of a stock bonus plan and a leveraged employee stock ownership plan under Sections 401(a), 4975(e)(7) and 401(m) of the Internal Revenue Code and which provides LESOP Employer Matching Contributions effective November 1, 1998, and
(4) the Stock Sharing portion which is intended to meet the requirements of a stock bonus plan and a tax credit employee stock ownership plan in accordance with Sections 401(a) and 409 of the Internal Revenue Code and Section 41 of the Internal Revenue Code before its repeal with respect to compensation paid or accrued after December 31, 1986. Each portion of the Program shall be interpreted in a manner consistent with it meeting the requirements of the respective Internal Revenue Code Sections applicable thereto. The assets of the McDESOP, LESOP and the Stock Sharing portions of the Program shall be invested primarily in qualifying employer securities as defined in Section 409(l) of the Internal Revenue Code and Section 407(d)(6) of ERISA.
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     Application of Provisions.  The purposes of the McDonald's Corporation
     -------------------------
Profit Sharing Program are to permit Participants (1) to share in the success of the Company by receiving a portion of its profits, (2) to provide employees a convenient means to save for their own future retirement security through their participation in this Program and (3) to provide Participants, individually and as a group, with a substantial ownership interest in the Company.

     Except as otherwise specifically provided herein, the Program as amended and restated herein applies to persons who are Employees on and after January 1, 1997. Eligibility, benefits, payment of benefits and the amount of benefits, if any, of a person whose employment with an Employer terminated before January 1, 1997, and who is not rehired by an Employer on or after January 1, 1997, shall, except as otherwise specifically provided herein, be determined in accordance with the provisions of the Program, the Stock Sharing Plan, the McDESOP Plan, and the Profit Sharing Plan as in effect on the date the person ceased to be an Employee of an Employer.

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                                   ARTICLE I

                                  DEFINITIONS

     The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

1.1       "Account" means a Participant's share of contributions and Forfeitures
           -------
arising under the Program, and the income, profits and increments thereon less all losses, expenses and distributions chargeable thereto.

          (a) Each Participant may have one or more of the following Accounts in the Profit Sharing portion of the Program ("Profit Sharing Accounts") which shall be held in the Trust Fund:

               (1)  "Investment Savings Account," to which shall be credited the
                     --------------------------
          Participant's after tax Participant Contributions to the Profit Sharing Plan which were made before January 1, 1987.

               (2)  "Profit Sharing Account," to which shall be credited each
                     ----------------------
          Participant's share of Employer Profit Sharing Contributions with respect to the Profit Sharing Plan allocated in accordance with
          Section 7.1. A Participant's Profit Sharing Account shall include his "Pre-Break Profit Sharing Account" and his "Post-Break Profit Sharing Account" pursuant to Section 11.4(e), if applicable.

               (3)  "Profit Sharing Holding Account," to which shall be credited
                     ------------------------------
          the Participant's share of Employer Profit Sharing Contributions until such contributions shall be removed and invested in accordance with Sections 10.7 and 10.8 as of each February 1.

               (4)  "Rollover Account," to which shall be credited the balance
                     ----------------
          of the Participant's Rollover Holding Account as of each Valuation
          Date.

               (5)  "Rollover Holding Account," to which shall be credited the
                     ------------------------
          Participant's Rollover pursuant to Section 8.1 until such contributions are removed and credited to the Participant's Rollover Account at the next Valuation Date occurring at the end of a calendar month in which such contributions were made.

          (b) Each Participant may have one or more of the following Accounts in the McDESOP portion of the Program ("McDESOP Accounts") which shall be held in the McDESOP Trust except to the extent transferred to the Profit Sharing Trust in accordance with Participant's diversification elections made in accordance with Section 10.10:

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               (1)  A "Participant Elected Contribution Account", to which shall
                       ----------------------------------------
          be credited Participant Elected Contributions made to the Program on behalf of the Participant in accordance with Section 7.4;

               (2)  An "Employer Matching Contribution Account" to which shall
                        --------------------------------------
          be credited Employer Matching Contributions made to the Program with respect to periods before November 1, 1998 (including any Employer Per Capita Matching Contributions under the provisions of the Program before January 1, 1996), LESOP Employer Matching Contributions, LESOP Employer Matching Allocations (as defined in Section 6.3(c)), Additional Employer Contributions, Special Section 401(k) Employer Contributions and any Forfeitures allocated to the Participant with respect to the foregoing in accordance with Section 7.2.

               (3)  The "McDESOP Holding Account" to which shall be credited the
                    ----------------------------
          Participants' Participant Elected Contributions to the Program until such contributions are credited to the Participants' Participant Elected Contribution Account.

               (4)  The "Matching Contribution Holding Account" to which shall
                         -------------------------------------
          be credited the Participants' Employer Matching Contributions to the Program until such contributions are credited to the Participants' Employer Matching Contribution Account.

          (c) Each Participant may have one or more of the following accounts in the LESOP portion of the Program ("LESOP Accounts") which shall be held in the McDESOP Trust except to the extent transferred to the Profit Sharing Trust in accordance with a Participant's diversification elections pursuant to Section 10.10.

               (1)  A "Per Capita LESOP Account," to which were credited Company
                       ------------------------
          Stock and associated dividends attributable to Employer Contributions made on a Per Capita Basis under the terms of the Program before January 1996.

               (2)  A "Compensation Based LESOP Account," to which shall be
                       --------------------------------
          credited Company Stock released from the LESOP Suspense Account in accordance with Section 6.3(a), allocated in accordance with Section 7.3(a)(3), any Special Dividend Replacement Contributions credited to such account in accordance with Section 7.3(c) and any dividend, replacement allocations in accordance with Section 6.3(b) allocated in accordance with Section 7.3(a)(1).

               (3)  An "Additional LESOP Account," to which shall be credited,
                        ------------------------
          in accordance with Section 7.3(b) a Participant's Per Capita Additional LESOP Contributions and Forfeitures therefrom and his Compensation Based Additional LESOP Contributions and Forfeitures therefrom, if any.

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          (d)  Each Participant who has an account in the Stock Sharing Plan may have the following Accounts in the Stock Sharing portion of the Program ("Stock Sharing Accounts") which shall be held in the McDESOP Trust:

               (1)  A "Participant Contribution Stock Sharing Account," to which
                       ----------------------------------------------
          shall be credited Participant Matched Contributions made under the Stock Sharing Plan with respect to Plan Years ending on or before December 31, 1982.

               (2)  An "Unmatched Employer Contribution Stock Sharing
                    -------------------------------------------------
          Contribution Account," to which shall be credited Unmatched Employer
          --------------------
          Contributions contributed to the Stock Sharing Plan with respect to Plan Years ending on or before December 31, 1982.

               (3)  A "PAYSOP Stock Sharing Contribution Account," to which
                       -----------------------------------------
          shall be credited Employer Contributions contributed to the Stock Sharing Plan with respect to Plan Years beginning on or after January 1, 1983 and before January 1, 1987.

               (4)  An "Employer Matching Stock Sharing Contribution Account,"
                        ----------------------------------------------------
          to which shall be credited Employer Matching Contributions made by an Employer to the Stock Sharing Plan for Plan Years ending on or before December 31, 1982.

               (5)  An "Additional Employer Stock Sharing Contribution Account,"
                        ------------------------------------------------------
          to which shall be credited (A) contributions which have been allocated to a Participant's Additional Company Contribution Account with respect to Plan Years ending on or before December 31, 1982, and (B) with respect to contributions for Plan Years ending after December 31, 1982, contributions to the Stock Sharing Plan in excess of the amount which qualified for tax credit under Section 41(a)(2) of the Internal Revenue Code.

          (e) Each Participant shall have the following accounts ("Diversification Accounts"), to which shall be credited the respective portions of a Participant's LESOP Accounts, and McDESOP Accounts, transferred to his Diversification Account pursuant to a Diversification Election made in accordance with Section 10.10. A Participant's Diversification Account shall be part of the McDESOP and LESOP portion of the Program, but is held in the Profit Sharing Trust in order to implement Participant's diversification elections made in accordance with Section 10.10. The Diversification Account shall consist of two sub-accounts as follows:

               (1)  "LESOP Diversification Account," to which shall be credited
                     -----------------------------
          the portions of a Participant's LESOP Account transferred to his LESOP Diversification Account pursuant to a Diversification Election made in accordance with Section 10.10(a); and

               (2)  "McDESOP Diversification Account," to which shall be
                     -------------------------------
          credited the portions of a Participant's Participant Elected Contribution Account and Employer Matching Contribution Account, transferred to his McDESOP Diversification Account pursuant to a Diversification Election made in accordance with Sections 10.10(b) and 10.10(c).

          (f)  "Net Balance Account," means a Participant's interest in the
                -------------------
     Trust composed of all of the Participant's Accounts. A Participant's accrued benefit at any time during any Plan Year (except on a Valuation
     Date) shall be the value of the number of full and fractional shares of Company Stock and any other value held in such Participant's Accounts as adjusted on the immediately preceding Valuation Date, and on a Valuation Date it shall be the number of full and fractional shares of Company Stock and other value held in such Participant's Accounts as adjusted to that Valuation Date.

1.2       "Active Participant" means
          ------------------

          (a) for purposes of receiving an allocation of the Profit Sharing Contributions pursuant to Section 7.1 for a Plan Year, a Participant who is not an Employee of McG Restaurant Operations, Inc.;

               (1) who (A) has accumulated one thousand (1,000) Hours of Service during the Plan Year; (B) has Considered Compensation during such Plan Year; and (C) is employed by an Employer on the last day of the Plan Year; or

               (2) who (A) is transferred during the Plan Year to a Domestic Affiliate or Foreign Affiliate; (B) has accumulated one thousand (1,000) Hours of Service during a Plan Year; (C) has Considered Compensation during such Plan Year; and (D) is employed on the last day of the Plan Year by an Employer, a Domestic Affiliate or a Foreign Affiliate; or

               (3) who (A) was a Participant on any day of a Plan Year; (B) has Considered Compensation during such Plan Year; and (C) prior to the last day of such Plan Year, died, retired on or after attaining age 55 or suffered a Disability, terminated his employment because of the sale or lease of a McDonald's restaurant operation and became an employee of the purchasing Licensee, or terminated his employment when he had at least 10 years of Credited Service under the Program; and

          (b) for the purpose of being eligible to share in allocations of Company Stock released from a LESOP Suspense Account for a Plan Year, in accordance with Section 6.3(a), and of Additional LESOP Contributions for a Plan Year, a Participant who is a staff or an executive employee or a store manager and who is not an Employee of McG Restaurant Operations, Inc.; and

               (1) who (A) has accumulated one thousand (1,000) Hours of Service during the Plan Year; (B) has Considered Compensation during such Plan Year; and (C) is employed by an Employer on the last day of the Plan Year; or

               (2) who (A) is transferred during the Plan Year to a Domestic Affiliate or Foreign Affiliate; (B) has accumulated one thousand (1,000) Hours of Service during a Plan Year; (C) has Considered Compensation during such Plan Year; and (D) is employed on the last day of the Plan Year by an Employer, a Domestic Affiliate or a Foreign Affiliate; or

               (3) who (A) was a Participant on any day of a Plan Year; (B) has Considered Compensation during such Plan Year; and (C) prior to the last day of such Plan Year, died, retired on or after attaining age 55 or suffering a Disability, terminated his employment because of the sale or lease of a McDonald's restaurant operation and became an employee of the purchasing Licensee, or terminated his employment when he had at least 10 years of Credited Service under the Program; and

          (c) for purposes of the McDESOP portion of the Program and, effective with respect to periods on or after November 1, 1998, for the purpose of being eligible to share in releases from the LESOP Suspense Accounts pursuant to Section 6.3(c) and in allocations in accordance with Section 7.3(d) of LESOP Employer Matching Contributions made pursuant to Section 4.1(b), a Participant who is an Employee on any day of the Plan Year.

1.3       "Affiliated Service Group" means a group including an Employer which:
           ------------------------

          (a) consists of an organization the principal business of which is the performance of services ("first service organization") and one or more of the organizations described in (1) or (2):

               (1)  any service organization which

                    (A) is a shareholder or partner in the first service organization (as determined in accordance with applicable Treasury Regulations), and

                    (B) regularly performs services for the first service organization or is regularly associated with the first service organization in performing services for third persons, or

               (2)  any other organization if

                    (A) a significant portion of the business of such organization is the performance of services for the first service organization or for one or more organizations identified in
               Section 1.3(a)(1) or for both, and the
               services are of a type historically performed in such service field by employees, and

                    (B) 10 percent or more of the interests in such organization are held by persons who are highly compensated employees (within the meaning of section 414(q) of the Internal Revenue Code) of the first service organization or an organization described in Section 1.3(a)(1); or

          (b)  consists of

               (1) an organization the principal business of which is performing on a regular and continuing basis management functions for one organization identified in Section 1.3(b)(2); and

               (2) the organization for which such management functions are performed and organizations aggregated with such organization in accordance with Code Sections 414(b), 414(c), 414(m) or 414(o) with the organization identified in Section 1.3(b)(1); or

          (c)  is required to be aggregated pursuant to regulations issued under
     Section 414(o) of the Internal Revenue Code.

     1.4  "Authorized Leave of Absence" means any absence authorized by an
           ---------------------------
Employer under such Employer's standard personnel practices. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the Employee returns to employment with the Employer with reemployment rights provided by law.

     1.5  "Auxiliary ESOP" means the LESOP portion of the Program and the
           --------------
provisions applicable thereto.

     1.6  "Beneficiary" means one or more persons or entities designated by a
           -----------
Participant or the Program, as applicable, in accordance with the provisions of
Section 11.3 or 11.6 to receive any benefit which shall be distributable under the Program on account of the Participant's death. Such a Beneficiary shall be deemed to be the Participant's "designated beneficiary" for purposes of Section 401(a)(9) of the Internal Revenue Code to the extent permitted therein.

     1.7  "Board of Directors" means the board of directors of the Company and
           ------------------
any person or committee authorized to act on behalf of the Board of Directors.

     1.8  "Break in Service" means, for purpose of determining Eligibility
           ----------------
Service and Participant status, an Eligibility Computation Period, and for all other purposes, a Plan Year, within which an Employee has not completed more than five hundred (500) Hours of Service.

     1.9  "Committee" means the Administrative Committee appointed pursuant to
           ---------
Section 13.2.

     1.10 "Commonly Controlled Corporation" means the Company and any other
           -------------------------------
corporation if it and the Company are members of a controlled group of corporations as defined in Section 409(l)(4) of the Internal Revenue Code.

     1.11 "Commonly Controlled Entity" means a corporation, trade or business if
           --------------------------
it and an Employer are members of a controlled group of corporations as defined in Section 414(b) of the Internal Revenue Code, under common control as defined in Section 414(c) of the Internal Revenue Code or required to be aggregated with one or more Employers pursuant to Section 414(m); provided, however, that solely for purposes of Article IX including the definition of Related Plan when used in
Article IX, the standard of control under Sections 414(b) and 414(c) of the Internal Revenue Code shall be deemed to be "more than 50%" rather than "at least 80%."

     1.12 "Company" means McDonald's Corporation or any successor corporation by
           -------
merger, consolidation, purchase or otherwise which elects to adopt the Program and the Trust.

     1.13 "Company Stock" means common or preferred stock of the Company which
           -------------
is a qualifying employer security as defined in (a) Section 4975(e)(8) of the Internal Revenue Code (for purposes of McDESOP and LESOP), (b) Section 409(l) of the Internal Revenue Code (for purposes of the Stock Sharing portion of the Program) and (c) Section 407(d)(5) of ERISA (for the purpose of all portions of the Program).

     1.14 "Considered Compensation" of a Participant for a Plan Year means:
           -----------------------

          (a) except as otherwise specified below, the Participant's total compensation paid during the Plan Year to such Participant by an Employer while an Active Participant in the Program as reported in Box 1 of Form W-2, for 1997, or the equivalent box on any comparable form for subsequent Plan Years, increased by (i) any amounts by which the Participant's compensation is reduced by Participant Elected Contributions under the McDESOP portion of the Program or any other portion of the Program, and under any portion of any Related Plan which meets the requirements of
     Section 401(k) of the Internal Revenue Code; and (ii) compensation reduction contributions for medical, dental or dependent care or other benefits under a cafeteria plan meeting the requirements of Section 125 of the Internal Revenue Code; and excluding (I) provisions for life insurance;
     (II) reimbursement for or other payment for expenses related to, moving expenses (including the relocation bonuses); (III) any benefits under the Program or any other qualified plan described in Section 401(a) of the Internal Revenue Code; (IV) distributions under McDonald's Profit Sharing Program Equalization Plan ("McEqual"), McDonald's 1989 Executive Equalization Plan ("McCAP I"), the McDonald's Supplemental Employee Benefit Equalization Plan ("McCAP II") or the McDonald's Corporation Deferred Income Plan; (V) income earned from stock options granted under the McDonald's 1975 Stock Ownership Option Plan; Stock Exchange Rights or Performance Units granted under the McDonald's Corporation 1978 Incentive Plan;

     options, restricted stock, stock appreciation rights, performance units and stock bonuses awarded under the McDonald's 1992 Stock Ownership Incentive Plan; (VI) payments to a Participant for foreign service in the form of tax gross-up benefits; (VII) allowances for cost of living, housing and education, and other similar payments; (VIII) any income attributable to personal use of an employer-provided vehicle, an allowance paid in lieu of an employer-provided vehicle, use of a company condo, participation in group trips, gift stock, any payments for referrals of new employees, spouse's travel and perquisites whether in cash or in kind and other similar items; and (IX) any special termination bonus paid pursuant to a termination agreement and any severance pay;

          (b) for purposes of top heavy rules in Article XV (except for determining whether a Participant is a Key Employee pursuant to Section 15.2(d)) and for determining the limitations under Section 415 of the Internal Revenue Code in Article IX, Considered Compensation means total compensation paid to the Participant by an Employer, a Commonly Controlled Entity or a member of an Affiliated Service Group for the Plan Year, including distributions from any nonqualified deferred compensation plans maintained by an Employer, Commonly Controlled Entity or member of an Affiliated Service Group and amounts paid or reimbursed by the employer for moving expenses incurred by the Participant to the extent it is reasonable to believe that such amounts are not deductible by the Participant under
     Section 217 of the Internal Revenue Code and excluding (i) with respect to Plan Years commencing before January 1, 1998, any salary reduction contributions to a plan sponsored by an Employer meeting the requirements of Section 125 or Section 401(k) of the Internal Revenue Code, (ii) any salary reduction amounts credited to the Participant's accounts under the McDonald's Supplemental Employee Benefit Equalization Plan ("McCAP II"), the McDonald's Profit Sharing Program Equalization Plan ("McEqual"), the McDonald's 1989 Executive Equalization Plan ("McCAP I"), the McDonald's Corporation Deferred Income Plan, or any other non-qualified deferred compensation plans from time to time maintained by an Employer, (iii) income from stock options, and (iv) any other amounts which receive special tax benefits and (v) for Plan Years beginning on and after January 1, 1998, Considered Compensation under this Section 1.14(b) shall not exclude salary reduction contributions to a plan sponsored by an Employer which meets the requirements of Section 125 or Section 401(k) of the Internal Revenue Code;

          (c) effective before January 1, 1988, for the purpose of determining whether a Participant is (1) a Highly Compensated Employee or (2) a Key Employee pursuant to Section 15.2(d), Considered Compensation shall be the Participant's Considered Compensation as defined in Section 1.14(b) increased by the amount by which the Participant's compensation is reduced pursuant to a compensation reduction election under Section 5.1 or any other Related Plan which meets the requirements of Section 401(k) of the Internal Revenue Code or pursuant to other compensation reduction contributions for medical, dental or dependent care or other benefits under a cafeteria plan meeting the requirements of Section 125 of the Internal Revenue Code; and effective January 1, 1998 and thereafter, for the purpose of determining whether a Participant is (1) a Highly Compensated Employee or (2) a Key Employee pursuant to Section 15.2(d),

     Considered Compensation shall be the Participant's Considered Compensation as defined in Section 1.14(b).

          (d) for the purpose of calculating (1) the actual contribution percentage in accordance with Section 4.1, (2) the actual deferral percentage in accordance with Section 5.2 or (3) the multiple use test in accordance with Section 5.4, Considered Compensation shall be the Participant's compensation for the portion of the Plan Year during which he or she was an Active Participant, as defined in Section 1.2(c), (i) as reported in Box 1 of Form W-2, or the equivalent box on any comparable form for subsequent years plus (ii) any amounts by which the Participant's compensation is reduced by Participant Elected Contributions under the McDESOP portion of the Program or any other portion of the Program or any Related Defined Contribution Plan which meets the requirements of Section 401(k) of the Internal Revenue Code or compensation reduction contributions for medical, dental or dependent care or other benefits under a cafeteria plan meeting the requirements of Section 125 of the Internal Revenue Code.

          (e) for the purposes of determining the amount of Participant Elected Contributions pursuant to Section 5.1, Considered Compensation means a Participant's Considered Compensation while an Active Participant, as defined in Section 1.14(a), increased by expatriate equalization differentials and reduced by all compensation not paid in cash, by cash perquisites, and officers discretionary bonuses to the extent included in Considered Compensation as defined in Section 1.14(a).

     For purposes of this Section 1.14 except for purposes of determining the limitations under Section 415 of the Internal Revenue Code in Article IX, Considered Compensation taken into account under the Program shall not exceed $160,000 (for 1997) and as adjusted in subsequent years as provided by the Secretary of the Treasury (the "dollar limit").

     Anything to the contrary herein notwithstanding, Considered Compensation for a Plan Year shall not be reduced by the pay for a period of short term disability which is repaid to an Employer in a subsequent Plan Year by a Participant who fails to complete the requirements to be eligible to retain such pay.


     1.15 "Credited Service" shall mean an Employee's total Years of Credited
           ----------------
Service excluding the following:

          (a)  Years of Credited Service before January 1, 1964;

          (b) Years of Credited Service before January 1, 1976, which would have been disregarded under the McDonald's Corporation Savings and Profit Sharing Plan before January 1, 1976, with regard to the then existing rules on reemployment;

          (c) Years of Credited Service prior to a Break in Service, if the Participant had no vested interest in his Profit Sharing Account prior to such Break in Service and (1) effective with respect to a Break in Service which occurred before January 1, 1985, if the Participant had no more than one year of Credited Service prior to such Break in Service and (2) effective with respect to one or more consecutive Breaks in Service none of which occurred before January 1, 1985, if the number of consecutive Breaks in Service equals or exceeds five consecutive Breaks in Service;

          (d) For purposes of determining a Participant's vested interest in his Profit Sharing Account or his LESOP Account (called "Leveraged ESOP Account" before January 1, 1997) accrued before (1) a Break in Service which occurred before January 1, 1985 or (2) five consecutive Breaks in Service if none of the Breaks in Service occurred before January 1, 1985, Years of Credited Service after such Break in Service.

     1.16 "Disability" means a mental or physical condition which renders a
           ----------
Participant permanently unable or incompetent to carry out the job responsibilities he held or tasks to which he was assigned at the time the disability was incurred. Such determination shall be made by the Committee on the basis of such medical and other competent evidence as the Committee shall deem relevant.

     1.17 "Disqualified Person" means a person defined in Section 4975(e)(2) of
           -------------------
the Internal Revenue Code.

     1.18 "Domestic Affiliate" means any domestic corporation, partnership or
           ------------------
joint venture of which, in the case of a corporation, the Company owns, directly or indirectly, either twenty-five percent or more of the voting power of all classes of stock or twenty-five percent or more of the value of all stock, or of which, in the case of a partnership or joint venture, the Company owns, directly or indirectly, a twenty-five percent or more interest in both the capital and profits.

     1.19 "Effective Date" means November 1, 1998.
           --------------

     1.20 "Eligibility Computation Period" means the twelve-month period
           ------------------------------
commencing with the first day of the pay period in which an Employee first performs an Hour of Service following hire (or rehire after a Break in Service) and each subsequent twelve-month period commencing on an anniversary of that date. In addition, with respect to Hours of Service which are credited to an Employee pursuant to Section 1.31(b)(2) for service with a Licensee whose restaurant(s) are acquired by an Employer (the "Acquisition"), Eligibility Computation Period means (a) each full calendar year such individual was employed by the Licensee before the calendar year of such Acquisition commencing with the calendar year in which such Employee first performed an hour of service for the Licensee and continuing through the calendar year ending immediately before the date of such Acquisition and (b) if such Employee was employed by the Licensee on January 1 of the calendar year of the Acquisition, the calendar year of such Acquisition; provided that for the calendar year in which the Acquisition occurs both Hours of Service credited pursuant to Section 1.31(b)(2) and those credited pursuant to the remainder of Section 1.31 for service after the Acquisition shall both be counted in the Eligibility Computation Period in which the Acquisition occurred.

     1.21 "Eligibility Service" means the number of Eligibility Computation
           -------------------
Periods during which an Employee has completed not less than 1000 Hours of Service excluding any Eligibility Service earned before a Break in Service until the Employee has completed one Year of Eligibility Service following the Break in Service.

     1.22 "Employee" means any person who is employed by the Company or another
           --------
Employer (as that entity is defined for the Profit Sharing Plan portion, the McDESOP portion or the LESOP portion of the Program or as defined for any designated types of contributions, with respect to contributions to such portions of the Program with respect to which the term Employee is being used) including a person on an Authorized Leave of Absence. Such term does not include an individual who performs services for an Employer as an employee of a contractor, a consultant, an independent contractor or a Leased Employee whether or not such person is a common law employee of McDonald's or another Employer. An individual who performs services for an Employer as an employee of a contractor, a consultant, an independent contractor or a Leased Employee shall not become an Employee because of being reclassified as a common law employee of McDonald's or another Employer by the Internal Revenue Service or another government agency, except prospectively from the date on which such reclassification occurs and is accepted by the Employer.

     1.23 "Employer" means,
           --------

          (a) for purposes of Article III, concerning contributions to the Profit Sharing Plan portion of the Program and other provisions of the Program as they relate to the Profit Sharing Plan portion of the Program and for purposes of Section 4.1(a), 4.3 and Article V, concerning Employer Matching Contributions and Forfeitures and Participant Elected Contributions, the Company and any Subsidiary, Commonly Controlled Entity, Domestic or Foreign Affiliate, or any other business in which the Company owns an interest which, pursuant to Section 12.1, elects to adopt the Profit Sharing Plan and/or the McDESOP portions of the Program (including LESOP Employer Matching Allocations and Contributions); and

          (b) for purposes of the LESOP portion of the Program, the Company and any Commonly Controlled Corporation which, pursuant to Section 12.1, elects to adopt the LESOP portion of the Program on or after January 1, 1989; and

          (c) for purposes of the Stock Sharing portions of the Program, the Company and any Commonly Controlled Corporation which had adopted the McDonald's Stock Sharing Plan before January 1, 1989.

     Notwithstanding the foregoing, McG Restaurant Operations, Inc. shall be an Employer solely for the purpose of permitting its Employees who are Active Participants to make Participant Elected Contributions pursuant to Sections 4.3(a) and 5.1 of the Program and to receive LESOP Employer Matching Contributions as provided in Section 4.1(b), LESOP Employer Matching Allocations as provided in Section 7.3(a)(2) and Special Section 401(k) Contributions as provided in Section 4.3(b).

     1.24 "Employer Contributions" means the following payments made from time
           ----------------------
to time by an Employer to the Trustee:

          (a)  "Employer Profit Sharing Contributions" made pursuant to Sections
     3.1 or 15.3(a);

          (b)  "Employer Matching Contributions" made pursuant to Section
     4.1(a);

          (c)  "Special Section 401(k) Employer Contributions" made pursuant to
     Section 4.3(b);

          (d) "LESOP Contributions" made pursuant to Section 4.2;

          (e) "LESOP Employer Matching Contributions made pursuant to Section 4.1(b);

          (f)  "Additional Employer Contributions" made pursuant to Section 4.4;

          (g)  "Special Dividend Replacement Contributions" made pursuant to
     Section 4.2(d);

          (h) "Unmatched Employer Stock Sharing Contributions," "Employer Contributions", "Employer Matching Stock Sharing Contributions," "Additional Employer Stock Sharing Contributions," and "PAYSOP Stock Sharing Contributions" made to the Stock Sharing Plan at various dates with respect to periods before January 1, 1987 as provided in Section 1.1(d).

     1.25 "Entry Date" means January 1 and July 1 of each Plan Year.
           ----------

     1.26 "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

     1.27 "Five Percent Owner" means a Participant who owns (or is considered as
           ------------------
owning within the meaning of Section 318 of the Internal Revenue Code) more than five percent of an Employer, Commonly Controlled Entity or member of an Affiliated Service Group as provided in Section 416(i)(1)(B)(i) of the Internal Revenue Code.

     1.28 "Foreign Affiliate" means any foreign corporation, partnership or
           -----------------
joint venture of which, in the case of a corporation, the Company owns, directly or indirectly, either twenty-five percent or more of the voting power of all classes of stock or twenty-five percent or more of the value of all stock, or, of which, in the case of a partnership or a joint venture, the Company owns, directly or indirectly, a twenty-five or more percent interest in both the capital and profits.

     1.29 "Forfeiture" means the portion of a Participant's Profit Sharing
           ----------
Account which is forfeited as provided in Section 11.4, his LESOP Account which is forfeited as provided in Section 11.4 and unclaimed amounts which are forfeited under Section 16.6.

     1.30 "Highly Compensated Employee" means, for a Plan Year, any Participant
           ---------------------------
who performs services as an employee for an Employer, Commonly Controlled Entity or member of an Affiliated Service Group during such Plan Year:

          (a)  and who

               (1) at any time during the Plan Year or the preceding Plan Year ("Preceding Plan Year"), was a Five Percent Owner; or

               (2) received Considered Compensation in excess of $80,000 (for 1996, adjusted in subsequent years as provided by the Secretary of the Treasury) during the Preceding Plan Year.

         (b) For purposes of this Section 1.30, employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Internal Revenue Code) from an Employer, a Commonly Controlled Entity or member of an Affiliated Service Group which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Internal Revenue Code) shall not be treated as employees.

          (c) A former employee shall also be treated as a Highly Compensated Employee for a Plan Year if such former employee had a Termination of Employment prior to such Plan Year and was a Highly Compensated Employee (without regard to this Section 1.30(c)) for either the Plan Year in which he had a Termination of Employment or any Plan Year ending on or after his 55th birthday.

     1.31 "Hour of Service" means:
           ---------------

          (a) Each hour for which an employee or a Leased Employee (determined without regard to Section 1.34(b)) is paid directly or indirectly, or entitled to payment, by an Employer, Commonly Controlled Entity or member of an Affiliated Service Group,

               (1)  for performance of duties;

               (2) on account of a period of time during which no duties were performed, provided that, except as herein otherwise expressly provided, no more than 501 Hours of Service shall be credited for any single continuous period during which an Employee performs no duty, and provided that no Hours of Service shall be credited for payments made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, or for reimbursement of medical expenses; and

               (3) for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Employer, provided that no more than 501 Hours of

     Service shall be credited for any single continuous period of time during which the Employee did not or would not have performed duties.

     (b)  (1)  Credit for Hours of Service shall be given for the following:

               (A) For Plan Years beginning before January 1, 1994, an Employee's prior or subsequent employment by a Foreign Affiliate or Domestic Affiliate;

               (B) For Plan Years beginning after December 31, 1993, an Employee's prior or subsequent employment by a Domestic or Foreign Affiliate if the employee is transferred to or from such Domestic or Foreign Affiliate from or to, respectively, the employment of an Employer at the initiative of an Employer (a "Company Initiated Transfer"). For the purposes of this Section 1.31(b)(1)(B), a sale of assets or stock to a Domestic or Foreign Affiliate that is not an Employer under the Program shall not be considered a Company Initiated Transfer with respect to employees employed solely with respect to such assets or stock who become employees of such purchasing Domestic or Foreign Affiliate immediately after such sale, provided that the decisions concerning such employment are made by an entity which is not more than 50 percent owned by an Employer.

     In determining the number of such Hours of Service to be credited, the Plan Administrator shall make good faith estimates based upon the available information and records including the use of reasonable equivalencies similar to those permitted under DOL Reg. Section 2530.200b-3 or estimated average number of hours per week for employees in a given job category.

               (2) If a McDonald's Restaurant or a group of restaurants operated by a Licensee is acquired by the Company or another Employer in the first six months of a calendar year and if such restaurant or group of restaurants is designated as a permanent acquisition by the Company, the store managers who are employed by such Licensee either in a restaurant or in connection with the operation of one or more restaurants as of the date of such acquisition and who continue to be employed by the Company or other Employer until June 30 of the Plan Year in which the acquisition occurred shall be credited by the Employer with his Hours of Service with such Licensee. If a McDonald's Restaurant or group of restaurants operated by a Licensee is acquired by the Company or another Employer, during the Plan Year, each store manager who is employed by such Licensee either in a restaurant or in connection with the operation of one or more restaurants as of the date of acquisition and continues to be employed by the Company or other Employer until the last day of the Plan Year in which such acquisition occurred who has not already received credit for service with the

          Licensee under the preceding sentence shall as of the last day of such Plan Year be credited by the Company or other Employer with his Hours of Service with such Licensee. In determining the number of such Hours of Service to be credited, the Plan Administrator shall make good faith estimates based upon the available information and records including the estimated average number of hours per week for employees in a given job category.

               (3) To the extent an Employee is not otherwise credited with Hours of Service for each payroll period while on an Authorized Leave of Absence, an Employee shall be credited with the number of Hours of Service equal to the average number of Hours of Service per payroll period (not to exceed forty Hours of Service per week) of such Employee for the six calendar week period, or pertinent payroll period if such period is longer, ending immediately prior to the commencement of the Authorized Leave of Absence notwithstanding the limitations of
          Section 1.31(a)(2). If a Participant is on an Authorized Leave of Absence on the last day of a Plan Year, the Hours of Service credited pursuant to the preceding sentence shall be counted for the purpose of determining whether he is an Active Participant under Sections 1.2(a) and (b) for such Plan Year. Notwithstanding the foregoing, an Employee who fails either (A) to return to his employment within ninety (90) days after the expiration of an Authorized Leave of Absence, or (B) to remain in the employ of an Employer after the expiration of an Authorized Leave of Absence for the lesser of (i) a period equal to the period of his Authorized Leave of Absence or (ii) one year following his return to employment, unless such failure shall be due to death, Disability, illness, retirement on or after age 55 or the sale by the Company, one of its Subsidiaries or Affiliates of the McDonald's Restaurant in which such Employee is employed, shall be considered to have voluntarily terminated his employment as of the date the Leave of Absence commenced for purposes of determining Hours of Service for Eligibility Service and Credited Service.

               (4) A person who became an Employee on September 16, 1994, as a result of the acquisition of the Special Operations Division of Corporate Systems, Inc. and who immediately prior to that date was an employee of the Special Operations Division of Corporate Systems, Inc. shall be credited with Hours of Service pursuant to the foregoing provisions of this Section 1.31 as if service with Corporate Systems, Inc. were service with the Company. Such Hours of Service shall be credited using actual hours of service for hourly paid employees and using the service equivalencies provided in Section 1.31(e) for salaried employees.

               (5) Each restaurant management and staff employee who became an employee of Restaurant Acquisition Corp., McDonald's Corporation or another Employer on or after February 14, 1997 as a result of an acquisition of a Roy Rogers' or Hardee's restaurant ("Acquisition Employees") shall be credited with Hours of Service for each calendar year during which he was employed by

          Hardee's Food Systems, Inc. ("Hardee's Systems") or a member of a controlled group with Hardee's. In determining the Hours of Service to be credited to Acquisition Employees, the Plan Administrator shall rely on available information and, as necessary, shall make good faith estimates based upon available information and records. Such service shall be credited to each Acquisition Employee effective July 1, 1997 or, if later, the next Entry Date following date he became an Employee of an Employer. An Employee shall not receive Hours of Service credit for service with Hardee's System's if such Employee did not become an Employee of an Employer as a result of an acquisition of a Roy Rogers or Hardee's restaurant on or after February 14, 1997.

               (6) Each individual who became an Employee of McG Restaurant Operations, Inc., McDonald's Corporation or a Commonly Controlled Entity on July 31, 1999, as a result of the acquisition of Donoto's, Inc. shall be credited under the Program on September 1, 1999, with their service with Donoto's since January 1, 1998. An Employee shall receive Hours of Service credit for service with Donoto's for periods after December 31, 1997 and before July 31, 1999. In determining the Hours of Service to be credited to employees who receive credit for Hours of Service as a result of the acquisition of Donoto's, the Plan Administrator shall rely on available information and, as necessary, shall make good faith estimates based upon available information and records.

          (c) To the extent not otherwise credited in Section 1.31, solely for purposes of avoiding a Break in Service, for periods of absence from work on account of Parental Leave, an Employee shall be credited with Hours of Service as defined below:

               (1) the Hours of Service which normally would have been credited to such individual but for the Parental Leave, or

               (2) eight (8) Hours of Service per day of such absence if the Program is unable to determine the Hours of Service which would have been credited to such individual but for the Parental Leave.

          An Employee's Hours of Service for absence on account of Parental Leave shall not exceed the lesser of 501 Hours of Service or the number of Hours of Service needed to prevent a Break in Service and shall be credited to the Eligibility Computation Period (for purposes of crediting Eligibility Service) or the Plan Year (for purposes of crediting service other than Eligibility Service) in which absence because of a Parental Leave commenced; except that if such Hours of Service are not needed to prevent a Break in Service in the Eligibility Computation Period or Plan Year in which absence because of a Parental Leave commenced, and the Parental Leave continues into the next following Eligibility Computation Period or Plan Year then, if needed to prevent a Break in Service, such Hours of Service shall be credited to the Eligibility Computation Period or Plan Year following the year in which such absence commenced.

               (d) Hours of Service for reasons other than the performance of duties shall, except as provided in Section 1.31(b)(2), be determined in accordance with the provisions of Department of Labor Regulations
          Section 2530.200b-2(b), and Hours of Service shall be credited to computation periods in accordance with the provisions of Department of Labor Regulations Section 2530.200b-2(c).

               (e) Except as provided in Sections 1.31(b)(2) through 1.31(b)(5) and 1.31(c) each Employee who is paid on a salaried basis shall be credited with (1) 95 Hours of Service if paid on a semimonthly payroll period or (2) 90 Hours of Service if paid on a bi-weekly payroll period during which such Employee has any Hours of Service.

     1.32 "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
from time to time amended and any subsequent Internal Revenue Code. References to any section of the Internal Revenue Code shall be deemed to include similar sections of the Internal Revenue Code as renumbered or amended.

     1.33 "Investment Fund" As provided in Section 10.6 and excluding those
           ---------------
assets held in the Profit Sharing Holding Fund pursuant to Section 10.23, (a) assets of the Profit Sharing Plan portion of the Trust Fund shall be held in the following Investment Funds: (1) the Diversified Stock Fund, (2) the Profit Sharing McDonald's Common Stock Fund, (3) the Money Market Fund, (4) the Stable Value Fund, (5) the Blended Stock Bond Fund and (6) effective September 1, 1999, the S&P 500 Fund, and (b) assets of the McDESOP and Leveraged ESOP portions of the Trust Fund shall be held in the McDESOP McDonald's Common Stock Fund; provided, however, that separate subaccounts shall be maintained of the amount of Company Stock held in the McDESOP McDonald's Common Stock Fund and allocated to Participants' Stock Sharing Accounts, Participant Elected Contribution Accounts, Employer Matching Contribution Accounts and LESOP Accounts, in the latter case accounting separately for the Company Stock purchased with each Loan (or Company Stock into which the Company Stock purchased with the Loan has been converted).

     1.34 "Leased Employee" means any person who is not an employee of a
           ---------------
Commonly Controlled Entity or a member of an Affiliated Service Group and who provides services to a Commonly Controlled Entity or a member of an Affiliated Service Group ("Recipient") if:

          (a) such services are performed pursuant to an agreement between the Recipient and any other person;

          (b) such person has performed such services for the Employer (or for the Employer, any Commonly Controlled Entity or member of an Affiliated Service Group) on a substantially full time basis for a period of at least 1 year; and

          (c) such individual's services are performed under the primary direction or control of the Recipient.

     1.35  "LESOP" means the portion of the Program consisting of Participants'
            -----
LESOP Accounts and any LESOP Employer Matching Contributions and LESOP Employer Matching Allocations credited to a Participant's Employer Matching Contribution Account and any Net Earnings, Gains and losses with respect thereto

     1.36  "LESOP Employer Matching Allocations" means LESOP Employer Matching
            -----------------------------------
Contributions as provided in Section 6.3(c).

     1.37  "LESOP Suspense Account" means the separate accounts maintained by
            ----------------------
the Committee pursuant to Section 6.2. All Employer Per Capita LESOP Contributions, Compensation Based LESOP Contributions and LESOP Employer Matching Contributions made with respect to a Loan and the dividends with respect to Company Stock purchased with such Loan (and the Company Stock into which such stock has been converted) including dividends which have been replaced in Participant's LESOP Accounts by Dividend Replacement Contributions shall be held and accounted for within the separate LESOP Suspense Account.

     1.38  "Licensee" means any person, other than the Company or a Commonly
            --------
Controlled Entity which operates a McDonald's Restaurant pursuant to lease and license agreements (or so-called "Business Facilities Lease") with the Company or affiliated companies.

     1.39  "McDESOP" means the portion of the Program consisting of
            -------
Participants' Participant Elected Contribution Accounts and Employer Matching Contribution Accounts, McDESOP Holding Accounts, Matching Contribution Holding Account and McDESOP Diversification Accounts.

     1.40  "Non-highly Compensated Employee" means, for a Plan Year, any
            -------------------------------
Participant who performs services for an Employer, Commonly Controlled Entity or Affiliated Service Group during such Plan Year and who was not a Highly Compensated Employee for such Plan Year.

     1.41  "Parental Leave" means a period during which an individual is absent
            --------------
from work for any period:

          (a)  by reason of the pregnancy of the individual,

          (b)  by reason of the birth of a child of the individual,

          (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

          (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     An absence from work shall not be a Parental Leave unless the individual furnishes the Committee such timely information as may reasonably be required to establish that the absence from work was for one of the reasons specified above and the number of days for which there was such an absence. Nothing contained herein shall be construed to establish an Employer policy of treating a Parental Leave as an Authorized Leave of Absence or to otherwise establish a parental leave policy for any Employer, except for the purpose of avoiding a Break in Service.

  1.42    "Participant" means a person participating in the Program in
           -----------
accordance with the provisions of Article II.

  1.43    "Participant Contributions" means (a) the voluntary contributions made
           -------------------------
by a Participant to the Trustee with respect to Plan Years commencing before January 1, 1987, and credited to his Investment Savings Account and (b) Participant Matched Contributions made under the Stock Sharing Plan with respect to Plan Years ending on or before December 31, 1983 and credited to his Participant Contribution Stock Sharing Account.

  1.44    "Participant Elected Contributions" means the contributions made by an
           ---------------------------------
Employer on behalf of an Active Participant attributable to reductions of the Participant's Considered Compensation determined under Section 5.1, including:

          (a)  "Participant Elected Matched Contributions", which means the
                -----------------------------------------
     amount of Participant Elected Contributions for an Active Participant for a Plan Year up to the percentage of such Active Participant's Considered Compensation specified in Sections 4.3(a)(1), 4.3(a)(2) or 4.3(a)(3), as applicable to such Active Participant; and

          (b)  "Participant Elected Unmatched Contributions", which means the
                -------------------------------------------
     amount of Participant Elected Contributions for an Active Participant for a Plan Year above the percentage of a Participant's Considered Compensation specified under Sections 4.3(a)(1), 4.3(a)(2) or 4.3(a)(3), as applicable to such Active Participant.

  1.45    "Party in Interest" means a person defined in Section 3(14) of ERISA.
           -----------------

  1.46    "Program" means the McDonald's Corporation Profit Sharing Program as
           -------
herein set forth, and as hereafter amended from time to time, including its four components: (i) Profit Sharing, (ii) McDESOP, (iii) LESOP and (iv) Stock Sharing.

  1.47    "Plan Administrator" means the Plan Administrator appointed under or
           ------------------
by the provisions of Section 13.15.

  1.48    "Plan Year" means the 12-month period commencing on January 1 and
           ---------
ending on December 31.

  1.49    "Profit Sharing Plan" means the portion of the Program consisting of
           -------------------
Participants' Profit Sharing Accounts, Rollover Accounts, Rollover Holding Accounts, Investment Savings Accounts and the Profit Sharing Holding Fund.

  1.50    "Qualified Preretirement Survivor Annuity" means an immediate monthly
           ----------------------------------------
pension payable in accordance with Section 11.2(e)(2) to the surviving spouse of a Participant who has elected to receive benefits in the form of a life annuity in an amount equal to an annuity for the life of the surviving spouse which can be purchased with fifty percent of the portion of the Participant's vested Net Balance Account which the Participant had elected to be paid in the form of a life annuity pursuant to Section 11.2(a).

  1.51    "Related Plan" means any other qualified defined contribution plan or
           ------------
qualified defined benefit plan (as defined in Section 415(k) of the Internal Revenue Code) maintained by an Employer, a Commonly Controlled Entity or member of an Affiliated Service Group, respectively called a "Related Defined Contribution Plan" and "Related Defined Benefit Plan."

  1.52    "Required Beginning Date" means April 1 of the calendar year following
           -----------------------
the later of:

          (a)  the calendar year in which a Participant attains age 70-1/2; or

          (b) if the Participant is not a Five Percent Owner of the Employer or a Commonly Controlled Entity at any time during the Plan Year ending with or within the calendar year in which he attains age 70-1/2, the calendar year in which he has a Termination of Employment.

Notwithstanding the foregoing, the Required Beginning Date shall not be any date earlier than any date to which the Required Beginning Date can be delayed in accordance with Section 11.14 and any applicable law, regulations, or rulings.

  1.53    "Rollover" means a Participant's rollover contribution as described in
           --------
Section 402(a)(5) (effective before January 1, 1993), Section 402(c) (effective on or after January 1, 1993), Section 403(a)(4) or Section 408(d)(3)(A)(ii) of the Internal Revenue Code and credited to his Rollover Holding Fund Account, in accordance with Section 8.1. Rollovers made in accordance with Section 402(c) or 403(a)(4) may be transfers of (a) distributions made to a Participant in accordance with one of the above referenced sections of the Internal Revenue Code or (b) direct Rollovers made in compliance with Section 401(a)(31) of the Internal Revenue Code.

  1.54    "STIF Fund" means the Northern Trust Company Collective Trust-Short
           ---------
Term Investment Fund and such other common or collective trust funds or investment companies registered under the Investment Company Act of 1940, which have similar investment and administrative characteristics, as the Committee may from time to time designate.

  1.55    "Stock Sharing" means the portion of the Program consisting of
           -------------
Participants' Stock Sharing Accounts as identified in Section 1.1(d).

  1.56    "Subsidiary" shall mean any corporation that is a member of an
           ----------
affiliated group with the Company within the meaning of Section 1504 of the Internal Revenue Code.

  1.57    "Termination of Employment" means (a) a resignation by an Employee for
           -------------------------
any reason, (b) a dismissal of an Employee for any reason, or (c) any other termination of the employee-employer relationship. Transfers of an Employee from an Employer, Commonly Controlled Entity, member of an Affiliated Service Group, Domestic Affiliate or Foreign Affiliate to another Employer, Commonly Controlled Entity, member of an Affiliated Service Group, Domestic Affiliate or Foreign Affiliate shall not be treated as a Termination of Employment.

  1.58    "Trust" means the legal entity or entities resulting from the Trust
           -----
Agreement between the Company and the Trustee, and any amendments thereto, by which Employer Contributions, Participant Contributions, Rollovers, Participant Elected Contributions, the proceeds of any loan made pursuant to Article VI, Employer LESOP Contributions, the LESOP Suspense Account, any Company Stock purchased therewith, amounts held in Participants' Stock Sharing Accounts and any net income and profits thereon shall be received, held, invested and distributed to or for the benefit of the Participants and Beneficiaries.

  1.59    "Trust Agreement" means any agreement between the Company and a
           ---------------
Trustee, establishing the McDonald's Corporation Savings and Profit Sharing Master Trust (the "Profit Sharing Trust") and the McDonald's Matching and Deferred Stock Ownership Trust (the "McDESOP Trust"), as amended from time to time and such additional trust agreements as the Company and the Trustee shall establish under the Program.

  1.60    "Trustee" means any corporation, individual or individuals who shall
           -------
accept the appointment to execute the duties of Trustee as set forth in a Trust Agreement.

  1.61    "Trust Fund" means all property received and held by a Trustee
           ----------
pursuant to a Trust Agreement for the Program.

  1.62    "Valuation Date" means the last business day of each calendar month
           --------------
and such additional dates as the Committee may from time to time specify except that solely for the purpose of valuing a Participant's Accounts for the purpose of making distributions pursuant to Article XI, "Valuation Date" means the fifteenth day of each calendar month (or if the fifteenth day of the month is not a business day, the next previous business day) and the last business day of each calendar month and such additional dates as the Committee may from time to time specify. The Committee may designate additional Valuation Dates prospectively or retroactively.

  1.63    "Vesting Retirement Date" means the date on which a Participant
           -----------------------
attains age 55.

  1.64    "Year of Credited Service" means a Plan Year during which an Employee
           ------------------------
has not less than one thousand (1,000) Hours of Service, including, once the individual has become an Employee, Hours of Service credited while he was a Leased Employee.

  1.65    "Year of Eligibility Service" means an Eligibility Computation Period
           ---------------------------
during which an Employee has not less than one thousand (1,000) Hours of Service, including, once the individual has become an employee, Hours of Service credited while he was a Leased Employee.

                                  ARTICLE II

                                 PARTICIPATION

  2.1     Participation. Each person who was a Participant under the provisions
          -------------
of the McDonald's Corporation Profit Sharing Program on the day before the Effective Date, shall continue to be a Participant hereunder. Each other Employee shall become a Participant in the Program on the first Entry Date coinciding with or next following the date he completes one Year of Eligibility Service and attains age 21; provided that (a) each Participant who is not an employee of McG Restaurant Operations, Inc. and who is a certified swing manager, primary maintenance employee, crew member or other store hourly employee shall become a Participant solely for purposes of the Profit Sharing and the McDESOP portions of the Program and for the purposes of (1) making Participant Elected Contributions or (2) receiving allocations of LESOP Employer Matching Allocations pursuant to Section 6.3(c) and LESOP Employer Matching Contributions made pursuant to Section 4.1(b) and (b) each Participant who is an employee of McG Restaurant Operations, Inc. shall be an Active Participant solely for purposes of (1) making Participant Elected Contributions or (2) receiving LESOP Employer Matching Allocations made pursuant to Section 6.3(c) or LESOP Employer Matching Contributions pursuant to Section 4.1(b) and making Rollover Contributions to the Program.

     Admission to participation in the Program shall only be made when an Employee is not on an Authorized Leave of Absence or serving with the Armed Forces of the United States.

     Each Participant shall continue to be a Participant for purposes other than being an Active Participant as provided in Sections 1.2(a), 1.2(b) and 1.2(c) until the later of (a) the date he incurs a Termination of Employment or has a Break in Service and (b) the date his entire vested Net Balance Account has been paid from the Trust.

     Notwithstanding the foregoing, each Participant is a participant only with respect to the portions of the Program and the types of contributions which have been adopted by his Employer and no additional Participants shall enter the Stock Sharing portion of the Plan.

  2.2     Certification of Participation and Compensation to Committee.  Each
          ------------------------------------------------------------
Employer shall certify to the Committee, within a reasonable time before each Entry Date, the names of all new Participants. Each Employer, within a reasonable time after the last day of each Plan Year, shall certify to the Committee with respect to its Employees each Participant's number of Hours of Service and Considered Compensation during such Plan Year and such other information as the Committee may request.

  2.3     Termination of Employment, Break in Service, Reemployment and Change
          --------------------------------------------------------------------
in Employment Status. Upon resuming employment following a Break in Service, an
--------------------
Employee who is at least age 21, who had at least one Year of Eligibility Service prior to such Break in Service ("Rehired Employee"), and who completes one Year of Eligibility Service following such Break in Service shall become a Participant retroactively to the day of such Rehired Employee's Retroactive Participation Date (as defined in the following sentence) provided that such Rehired Employee shall not be an Active Participant until the first day of the calendar month in which occurs the date of his completion of one Year of Eligibility Service following the Break in Service (the "Active Participation Date") and his Considered Compensation shall be deemed to be first earned commencing with his Active Participation Date; and further provided that Participant Elected Contributions and Employer Matching Contributions or allocations with respect to LESOP Employer Matching Contributions for periods on or after November 1, 1998, shall commence on the first day of the pay period in which the Participant completes One Year of Eligibility Service or as soon as administratively feasible thereafter. An Employee's "Retroactive Participation Date" is the date such Employee resumes employment.

     Upon a change in his employment status or resuming employment following a Termination of Employment which did not constitute a Break in Service, an Employee who was a Participant prior to a Termination of Employment shall be treated as an Active Participant from the day of his change in status or resumption of employment.

     Notwithstanding the foregoing provisions of this Section 2.3, a Rehired Employee who has a Participant Elected Contribution Account shall have his Participant Elected Contributions reinstated at the same level as was in effect at the time of his Termination of Employment subject to any change in the amount of the Specified Participant Elected Matched Contributions or a new election made by such Participant pursuant to Section 5.1.

  2.4     Employees of Foreign or Domestic Affiliates. An employee of a Foreign
          -------------------------------------------
or Domestic Affiliate who becomes an Employee shall become an Active Participant on the later of the first day of the month after the month in which such individual becomes an Employee or the next Entry Date following the date such Employee attains age 21 and completes one Year of Eligibility Service.

  2.5     Leased Employee.  A person who has been a Leased Employee (determined
          ---------------
without regard to Section 1.34(b)) who becomes an Employee shall become a Participant on the later of (a) the first day of the month following the month in which such person becomes an Employee or (b) the next Entry Date following the date such person attains age 21 and completes one Year of Eligibility Service; provided that such Employee's entry into the Plan on account of service as a Leased Employee shall not occur before the next Entry Date following the date the Employee first reports his service as a Leased Employee to the Plan Administrator.

                                  ARTICLE III

                  PROFIT SHARING PLAN EMPLOYER CONTRIBUTIONS

  3.1     Profit Sharing Contributions. Profit Sharing Contributions shall be
          ----------------------------
made by Employers, as follows:

          (a)  Determination of Contribution. The Board of Directors shall
               -----------------------------
     determine and certify to the Committee the amount, if any, of Employer Profit Sharing Contributions to be made to the Program by the Employers which have adopted the Profit Sharing portion of the Program hereunder separately for (1) staff and executive employees or store managers and (2) Certified Swing Managers, primary maintenance employees, crew members and other hourly restaurant employees. In its discretion, the Board of Directors may determine different amounts of contributions or contributions of different percentages of Considered Compensation for the groups identified in (1) and (2) of the preceding sentence. Such determination shall be binding on all Participants, the Committee, the Company and the Other Employers.

          (b)  Employer's Shares of Profit Sharing Contributions. Subject to
               -------------------------------------------------
     Section 12.2, each Employer including the Company shall contribute for each Plan Year an amount equal to the sum of the Staff Contribution and the Crew Contribution as determined for such Employer below:

               (1)  Staff Contribution. The amount of an Employer's Staff
                    ------------------
          Contribution shall equal the product of (A) the total Profit Sharing Contributions for the Plan Year for the Participants identified in
          Section 3.1(a)(1), as determined by the Board of Directors in accordance with Section 3.1(a), multiplied by (B) a fraction the numerator of which is the total Considered Compensation for such Plan Year of such Participants who are (i) Active Participants and (ii) Employees of such Employer and the denominator of which is the total Considered Compensation for the Plan Year of all Active Participants who are Employees, described in Section 3.1(a)(1), of all Employers; and

               (2)  Crew Contribution. The amount of an Employer's Crew
                    -----------------
          Contribution shall equal the product of (A) the total Profit Sharing Contributions for the Plan Year for the Participants identified in
          Section 3.1(a)(2), as determined by the Board of Directors in accordance with Section 3.1(a), multiplied by (B) a fraction the numerator of which is the total Considered Compensation for such Plan Year of such Participants who are (i) Active Participants and (ii) Employees of such Employer and the denominator of which is the total Considered Compensation for the Plan Year of all Active Participants who are Employees, described in Section 3.1(a)(2), of all Employers.

  3.2     Payment of Contributions Made Pursuant to Article III.  The Employer
          -----------------------------------------------------
Profit Sharing Contributions for each Plan Year shall be paid in cash or in securities of McDonald's

Corporation, which are qualifying employer securities as defined in ERISA
Section 407(d)(5) (which includes but is not limited to Company Stock), in full not later than the due date for filing the federal income tax return of the Employer for the tax year during which the last day of such Plan Year falls.

     Employer Profit Sharing Contributions, if any, for each Plan Year shall be held in the Profit Sharing Holding Fund and, if contributed in cash, invested in the STIF Fund or, if contributed as qualifying employer securities, remain invested in qualifying employer securities until February 1 following the Plan Year or, if not administratively feasible, as soon thereafter as administrative requirements may warrant, at which time the Committee shall allocate such amounts to Participants' Profit Sharing Accounts and invest them in accordance with Section 10.7, 10.8 or 10.9(a), as applicable.

                                  ARTICLE IV

                   McDESOP and LESOP EMPLOYER CONTRIBUTIONS

  4.1     Amount of Employer Matching Contributions and LESOP Employer Matching
          ----------------------------------------- ---------------------------
Contributions.  Employer Matching Contributions and LESOP Employer Matching
-------------
Contributions shall be made by Employers as specified in (a) or (b), subject to the limitations specified in (c) below:

          (a)  Employer Matching Contributions. For periods before November 1,
               -------------------------------
     1998, each Employer shall contribute to the McDESOP Trust as Employer Matching Contributions for each Plan Year an amount as defined below:

               (1) The amount of Employer Matching Contributions plus the Forfeiture Amount shall equal fifty percent (or such greater percentage as the Board of Directors from time to time determines) of the sum of all Participant Elected Matched Contributions for the Plan Year or portion of a Plan Year made for Active Participants who are employed by that Employer.

               (2) The Forfeiture Amount shall equal (A) the amount of Forfeitures which occur during a Plan Year pursuant to Sections 11.4(c) and 16.6 after any charges to Forfeitures provided hereunder,
          (B) multiplied by a fraction the numerator of which is the amount of Participant Elected Matched Contributions made for Active Participants who are Employees of such Employer and the denominator of which is the total amount of Participant Elected Matched Contributions made for Active Participants for the Plan Year.

          (b)  LESOP Employer Matching Contributions. For periods beginning on
               -------------------------------------
     or after November 1, 1998, each Employer shall make LESOP Employer Matching Contributions in an amount which when added to the value of the shares released from a leveraged ESOP Suspense Account pursuant to Section 6.3(c) and any Forfeitures allocated to Participants' Employer Matching Contribution Account equal fifty percent (or such greater percentage as the Board of Directors from time to time determines) of the Participant Elected Matched Contributions made to the Plan for the Plan Year for Active Participants who are Employees of such Employer. Any LESOP Employer Matching Contributions shall be allocated to the Employer Matching Contribution Accounts of Active Participants.

          (c)  Average Actual Contribution Percentage. The average actual
               --------------------------------------
     contribution percentage ("Average ACP") for a specified group of Active Participants for a Plan Year shall be the average of the actual contribution percentages of the persons in such group. A Participant's actual contribution percentage is equal to the product of (1) 100 multiplied by (2) the quotient of (A) the Employer Matching Contributions or the sum of the LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (all including any Forfeitures allocated therewith) and such amount of

     Special Section 401(k) Employer Contributions as the Company shall determine to allocate with Employer Matching Contributions or with LESOP Employer Matching Allocations and Participant Elected Contributions as the Committee determines to include with Employer Matching Contributions in the calculation of the Average ACP for each such Employee for such Plan Year divided by (B) the Employee's Considered Compensation for the Plan Year ("Actual Contribution Percentage"). As soon as practicable after the end of the Plan Year, the Committee shall calculate the Average ACP for the Plan Year separately for Employer Matching Contributions and for LESOP Employer Matching Allocations and LESOP Employer Matching Contributions for the group of Employees eligible to be Active Participants who are Highly Compensated Employees and for the group of such Employees who are Non-highly Compensated Employees.

          Notwithstanding the foregoing provisions of Section 4.1, solely for purposes of the Average ACP test the Committee shall have the discretion to determine the portion of a Participant's (or selected group of Participants') Employer Matching Contributions or LESOP Employer Matching Allocations, LESOP Employer Matching Contributions, and Special Section 401(k) Employer Contributions allocated by the Company with Employer Matching Contributions or LESOP Employer Matching Allocations or Participant Elected Contributions (all including any Forfeiture allocated therewith) to be counted in calculating the Participant's average contribution percentage and in making such determination shall be under no obligation to treat similarly situated Participants in a like manner so long as the following requirements (to the extent applicable) are satisfied:

               (1) The Special Section 401(k) Employer Contributions are non-discriminatory under Code Section 401(a)(4);

               (2) All contributions to the Program other than Participant Elected Contributions, Employer Matching Contributions, LESOP Employer Matching Allocations, LESOP Employer Matching Contributions and Special Section 401(k) Employer Contributions which are treated as matching contributions for purposes of the Required ACP Test satisfy the requirements of Code Section 401(a)(4); and

               (3) The Participant Elected Contributions, including those treated as matching contributions for purposes of the Required ACP Test satisfy the requirements of the ADP test.

               (4) The Special Section 401(k) Contributions are allocated to the Participant as of a date within the Plan Year and the Participant Elective Contributions satisfy the requirements of Treas. Reg. Section 1.401(k)-1(b)(4)(i) for the Plan Year.

          A Participant's Employer Matching Contributions, LESOP Employer Matching Allocations, LESOP Employer Matching Contributions, Special
     Section 401(k)

Contributions which are counted for purposes of the Required ADP Test pursuant to Section 5.2(e) shall not be counted for purposes of calculating such Participant's Average Contribution Percentage.

     (d)  Required Actual Contribution Percentage Test and Adjustment. The
          -----------------------------------------------------------
Average ACP for the group of Highly Compensated Employees for a Plan Year beginning on or after January 1, 1997 shall bear a relationship to the Average ACP for all Non-highly Compensated Employees for the preceding Plan Year which meets at least one of the following tests ("Required ACP Test"):

          (1) The Average ACP for the preceding Plan Year for the group of Active Participants who were Non-highly Compensated Employees in that year multiplied by 1.25 is greater than or equal to the Average ACP for the Plan Year for the Active Participants who were Highly Compensated Employees; or

          (2) The excess of the Average ACP for the Plan Year for the group of Highly Compensated Employees who are Active Participants over the Average ACP for the preceding Plan Year for Non-highly Compensated Employees who were Active Participants in that year is not more than 2 percentage points, and the Average ACP for the Plan Year for the group of Highly Compensated Employees who are Active Participants is not more than the Average ACP for the preceding Plan Year of all Non-highly Compensated Employees who are Active Participants multiplied by 2.


     If the Required ACP Test for a Plan Year is not met and, if the Company does not elect to make Special Section 401(k) Employer Contributions or to count Participant Elected Contributions for purposes of the Required ACP test with respect to the Plan Year sufficient to result in the Required ACP test being passed, then the Committee shall reduce Employer Matching Contributions and Forfeitures (which for this purpose shall include any Participant Elected Contributions counted in the Required ACP Test) or the LESOP Employer Matching Allocations and LESOP Employer Matching Contributions that Active Participants who are Highly Compensated Employees for the Plan Year (or a portion of such Active Participants) may defer in the following steps:

     Step 1.  The Committee shall first determine the dollar amount of the
     ------
reductions which would have to be made to the Employer Matching Contributions and Forfeitures allocated therewith or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions of Highly Compensated Employees who are Active Participants for the Plan Year in order that the Average ACP of the Highly Compensated Employees would not exceed both the amounts permitted in Sections 4.1(d)(1) and (d)(2). Such amount shall be calculated by first determining the dollar amount by which the Employer Matching Contributions and any Forfeitures allocated therewith or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated therewith of the Highly Compensated Employees who have the highest Actual Contribution Percentage would have to be reduced until the first to occur of: (i) such

Highly Compensated Employees' Actual Contribution Percentage, after the reductions made on account of any reductions made under Section 5.2, would become tied with the Actual Contribution Percentage of one or more other Highly Compensated Employees or (ii) the Average ACP of all of the Highly Compensated Employees, as recalculated after the reductions made under this Step 1, no longer would exceed the amounts permitted in both Sections 4.1(d)(1) and (d)(2). Then, unless the Average ACP of the Highly Compensated Employees, as recalculated after the reductions made under this Step 1, would no longer exceed the amounts permitted in both Sections 4.1(d)(1) and (d)(2) if the total amount of such reductions were made, the reduction process shall be repeated by determining the dollar amount of reductions which would have to be made to the Employer Matching Contributions and Forfeitures allocated therewith or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated therewith of the group of Active Participants who are Highly Compensated Employees who after all prior reductions made in this Step 1 would have the highest Actual Contribution Percentage until the first to occur of: (iii) the Actual Contribution Percentage, including the prior reductions made in this Step 1, of each person in such group becomes tied with that of one or more other Active Participants who are Highly Compensated Employees or (iv) the Average ACP of all of the Active Participants who are Highly Compensated Employees, after the prior reductions were made, no longer would exceed both the amounts permitted in Sections 4.1(d)(1) and (d)(2). This process is repeated until the Average ACP of all of the Active Participants who are Highly Compensated Employees, after all reductions, would no longer exceed the amounts described in both Sections 4.1(d)(1) and (d)(2).

     Step 2.  Next, the Committee shall determine the total dollar amount of
     ------
reductions to the Employer Matching Contributions and Forfeitures or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions calculated under Step 1 ("Total Excess Contributions").

     Step 3.  Finally, the Committee shall reduce the Employer Matching
     ------
Contributions and Forfeitures or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions of the Active Participants who are Highly Compensated Employees with the highest total dollar amount of such contributions by the lesser of the amount which either: (i) causes such Highly Compensated Employees' Employer Matching Contributions and Forfeitures or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions to equal the total dollar amount of the Employer Matching Contributions and Forfeitures or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions of the Highly Compensated Employees with the next highest dollar amount of Employer Matching Allocations and LESOP Employer Matching Contributions and Forfeitures or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions or (ii) reduces the total of the Highly Compensated Employee's Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated therewith) by the Total Excess Contributions. Then, unless the total amount of reductions made to Highly Compensated

     Employees' Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any forfeitures allocated therewith) under this Step 3 equals the amount of Total Excess Contributions, the reduction process shall be repeated by reducing the Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated therewith) of the group of Highly Compensated Employees with the highest dollar amount of Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions, after the prior reductions made in this Step 3, by the lesser of the amount which either:
     (iii) causes such Highly Compensated Employees' Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated with such contributions) made in this Step 3 to equal the dollar amount of the Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated with such contributions) of other Highly Compensated Employees with the next highest dollar amount of Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated with such contributions) or (iv) causes total reductions to equal the Total Excess Contributions. This process is repeated with each successive group of Highly Compensated Employees with the highest dollar amount, after the prior reductions of the Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated with such contributions) made under this Step 3 until the total reductions equal the Total Excess Contributions.

          The Committee shall reduce and distribute Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated with such contributions) equal to the Total Excess Contributions for the Plan Year and any income, gains or losses attributable thereto, as determined in accordance with Section 5.3, to Highly Compensated Employees as determined in Step 3 after the end of the Plan Year with respect to which such reduced Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any forfeitures allocated with such contributions) were made.

4.2       LESOP Contributions.  LESOP Contributions shall be made by Employers,
          -------------------
 as follows:

          (a)  Company LESOP Contributions.  For each Plan Year that a loan
               ---------------------------
     authorized under Section 6.1 remains unpaid, the Company shall contribute in cash to the Trust, as LESOP Contributions, such amounts (if any) as shall be determined by the Board of Directors, provided, however, the Company's LESOP Contribution in cash for any Plan Year shall not be less than the product of:

          (1) the installments (if any) payable on such loan reduced by the sum of the (A) dividends on unallocated shares of Company Stock (including Company Stock into which such shares have been converted) held in the suspense account associated with such loan (or any loan refinanced with such loan) and on LESOP Contributions made to repay such loan and (B) dividends on allocated shares of Company Stock (including Company Stock into which such shares have been converted) held in Participants' LESOP Accounts acquired with the proceeds of such loan (or any Loan refinanced with such loan) and earnings attributable to such dividends; multiplied by

          (2) a fraction, the numerator of which is the Considered Compensation paid by the Company to Employees for the Plan Year while they were Active Participants and the denominator of which is the Considered Compensation for the Plan Year paid to all Employees while they were Active Participants.

If no installment (as drawn or renegotiated) is payable on a loan for the Plan Year, no LESOP Contribution shall be required with respect to such loan for the Plan Year, except as otherwise determined by the Board of Directors. The dividends on allocated shares of Company Stock held in Participants' LESOP Accounts which were acquired with the proceeds of a loan or any loan refinanced with such loan (or shares into which such Company Stock has been converted) shall be included in Section 4.2(a)(1)(B) for a Plan Year only to the extent that Employer Contributions and the dividends and other income attributable to unallocated shares held in the suspense account associated with such loan are less than the installments payable or to be payable with respect to such loan.

     (b)  LESOP Contributions by Other Employers.  Each Employer that has
          --------------------------------------
adopted the LESOP portion of the Plan (other than the Company) shall contribute to the Trust an amount equal to the product of:

          (1) the total Considered Compensation for the Plan Year paid by such Employer to Employees while they were Active Participants; multiplied by

          (2) a fraction the numerator of which is the LESOP Contribution of the Company for the Plan Year and the denominator of which is the Considered Compensation paid by the Company to Employees while they were Active Participants.

     (c)  Additional LESOP Contributions.  The Board of Directors may, in its
          ------------------------------
discretion, determine that Additional LESOP Contributions shall be made for a Plan Year in Company Stock and designate such contributions as Per Capita Additional LESOP Contributions or Compensation Based Additional LESOP Contributions (collectively called "Additional LESOP Contributions"). The Company shall make such Additional LESOP Contributions in an amount equal to the total Additional LESOP Contribution multiplied by a fraction the numerator of which is the Considered Compensation paid by the Company to Employees for the Plan Year paid while they were Active Participants and the denominator of which is the Considered Compensation for the Plan Year paid to all Employees while they were Active Participants.

          Each Employer that has adopted the LESOP (other than the Company) shall contribute to the Trust as Additional LESOP Contributions an amount equal to the product of the total Considered Compensation for the Plan Year paid by such Employer to Employees while they were Active Participants multiplied by a fraction the numerator of which is the Company's Additional LESOP Contribution and the denominator of which is the Compensation paid by the Company to Employees while they were Active Participants.

          (d)  Special Dividend Replacement Contributions.  The Employers shall
                --------------------------
     make Special Dividend Replacement Contributions as of any Valuation Date in an amount not to exceed the dividends with respect to Company Stock which has been allocated to Participant's LESOP Accounts (other than Employer Matching Contribution Accounts) and are placed in the LESOP Suspense Account to be used pursuant to Section 6.3(b) to repay an Exempt Loan (or other loan authorized under Section 6.1) to the extent that the allocations pursuant to Section 6.3(c) as limited by 6.3(a) are not sufficient to replace such dividends. Each Employer shall make any such Special Dividend Replacement Contributions in an amount equal to the total amount of such contributions to be made as of a Valuation Date multiplied by a fraction the numerator of which is the Considered Compensation paid to Active Participants who are Employees of the Employer for the calendar quarter ending on the Valuation Date and the denominator of which is the Considered Compensation paid to all Active Participants during the calendar quarter ending on the Valuation Date.

          (e)  LESOP Employer Matching Contributions.  Any LESOP Employer
               -------------------------------------
     Matching Contributions made pursuant to Section 4.1(b) shall be considered LESOP Contributions under the Program.

4.3       Annual Employer Contribution Elections.
          --------------------------------------

          (a)  Minimum and Maximum Amount of Participant Elected Matched
               ---------------------------------------------------------
     Contributions. If Participant Elected Matched Contributions are to be
     -------------
     permitted for all or any portion of a Plan Year, the Company by action of its Board of Directors shall specify for the Plan Year or portion of the Plan Year, the amount (as a percentage of each Active Participant's Considered Compensation) of such Participant Elected Matched Contributions ("Specified Participant Elected Matched Contributions") which shall be made on behalf of an Active Participant in the absence of a contrary election by the Participant and may also specify, the minimum and maximum amounts of Participant Elected Matched Contributions which a Participant may elect in lieu of Specified Participant Elected Matched Contributions (as a percentage of each Participant's Considered Compensation) for the Plan Year or portion of the Plan Year as permitted by procedures established by the Plan Administrator, provided that such minimum and maximum amounts shall be not greater for any Plan Year than:

          (1) six percent (6%) of the Participant's Considered Compensation if the Participant is a staff or an executive employee or a store manager,

          (2) ten percent (10%) of the Participant's Considered Compensation if the Participant is a Certified Swing Manager or primary maintenance employee, and

          (3) eight percent (8%) of the Participant's Considered Compensation if the Participant is a crew member or other hourly restaurant employee.

     Notwithstanding the foregoing provisions of Section 4.3(a), all Active Participants who are Employees of McG Restaurant Operations, Inc. shall be permitted to make Participant Elected Matched Contributions in the amount provided in paragraph (3).

     If an Active Participant's maximum permitted Participant Elected Matched Contribution limit under this Section 4.3(a) changes, subject to the Active Participant making a new election effective after the limit change, the new limit shall be applied to the Participant's existing Participant Elected Contribution election as in effect before the change effective for the pay period following the pay period in which the Participant's limit changed so that the Participant's Participant Elected Matched Contributions are maximized but do not exceed either his total Participant Elected Contributions or the applicable
Section 4.2(a) limit. The total Participant Elected Contributions made by such a Participant, as a percentage of Considered Compensation, shall not exceed the sum of the percentage under Section 4.3(a) which is applicable to such Participant plus seven percent (7%) of his Considered Compensation as provided under Section 5.1. Such an Active Participant's Participant Elected Unmatched Contributions shall equal the difference between the amount of such Participant's Participant Elected Contributions as a percentage of his Considered Compensation and the amount of his Participant Elected Matched Contributions as a percentage of his Considered Compensation subject to the applicable limit under Section 4.3(a).

     (b)  Special Section 401(k) Employer Contributions.  For each Plan Year,
          ---------------------------------------------
the Company may elect to have the Company and the other Employers make a Special
Section 401(k) Employer Contribution to the Program in such amount (if any) as the Board of Directors may determine, which shall be allocated pursuant to
Section 7.2(b) to the Employer Matching Contribution Accounts of those Active Participants who for the Plan Year are Non-highly Compensated Employees who have Compensation reduction elections in effect. In any Plan Year in which the Company elects to have such a Special Section 401(k) Employer Contribution made, each Employer, including the Company, shall contribute a fractional portion of the Special Section 401(k) Employer Contribution, in an amount equal to the Special Section 401(k) Employer Contribution multiplied by a fraction, the numerator of which is the amount of Participant Elected Contributions for such Plan Year of those Active Participants who are employed by the Employer and who are Non-highly Compensated Employees, and the denominator of which is the amount of

     Participant Elected Contributions for the Plan Year of all Active Participants who are Non-highly Compensated Employees.

   4.4    Additional Employer Contributions.  For such Plan Years, if any, as
          ---------------------------------
the Board of Directors shall direct, the Employers shall make Additional Employer Contributions in an amount to be determined by the Board of Directors. Each such Employer shall contribute Additional Employer Contributions to the Trust for a Plan Year in an amount equal to the total Additional Employer Contributions for such Plan Year multiplied by a fraction the numerator of which is the number of Active Participants eligible to receive Additional Employer Contributions who are Employees of the Employer and the denominator of which is the total number of Active Participants eligible to receive Additional Employer Contributions.

   4.5    Payment of Contributions Made Pursuant to Article IV.  Employer
          ----------------------------------------------------
Contributions for each Plan Year made in accordance with Article IV, except for Special Section 401(k) Employer Contributions as provided in Section 4.3(b), shall be delivered to the Trustee on or before the due date for the filing of the federal income tax return (including any extensions) of the Employer for the tax year during which the last day of such Plan Year occurs. Special Section 401(k) Employer Contributions for a Plan Year may be made during the Plan Year or at any time on or before the last day of the following Plan Year.

     Employer Matching Contributions and any Forfeitures allocated therewith, Special Section 401(k) Employer Contributions and Additional Employer Contributions shall be invested in the McDESOP McDonald's Common Stock Fund and held in the McDESOP Holding Fund until allocated to Participant's Accounts as provided in Sections 7.2(a), 7.2(b) and 7.2(c), respectively. Participant Elected Contributions shall be invested in the McDESOP McDonald's Common Stock Fund and held in the McDESOP Holding Fund until credited to Participant's Accounts as provided in Section 7.4.

   4.6    Form of Contributions.  Except as otherwise provided, Employer
          ---------------------
Contributions to the McDESOP Trust shall be made either in cash or in Company Stock, as each Employer shall determine in its discretion.

   4.7    Reemployed Members of the Uniformed Services.  The provisions of this
          --------------------------------------------
Section 4.7 shall apply to each person reemployed by an Employer after a period of uniformed service with reemployment rights under Chapter 43 of Title 38, United States Code ("Qualified Uniformed Service"); provided that any Employee seeking benefits under this Section 4.7 shall notify the Benefits Accounting Department of his eligibility and provide such information and proof, including but not limited to his certificate of service, as shall reasonably be required to confirm the Employee's eligibility.

          (a)  Contributions.  The Accounts of each such reemployed veteran
               -------------
     ("Reemployed Veteran") shall be credited with contributions (but not earnings or Forfeitures except as he becomes entitled to them under the Plan after the date of reemployment) as follows:

               (i)    Employer Profit Sharing Contributions.  As of the
                      -------------------------------------
          Valuation Date next following such reemployment, each Reemployed Veteran's Employer Profit Sharing Account shall be credited with the Employer Profit Sharing Contributions which he would have been allocated under Section 7.1 if he had been an Employee of his Employer immediately before his period of Qualified Uniformed Service during the period of Qualified Uniformed Service with Considered Compensation determined as described in Section 4.7(d). Such amounts shall be credited from Forfeitures or, if the Employer so elects, from special contributions made for the purpose by the Employer.


               (ii)    LESOP Allocations.  As of the Valuation Date next
                       -----------------
          following the date of such reemployment, each Reemployed Veteran's LESOP Accounts shall be credited with the allocations of Company Stock from the LESOP Suspense Account in the amount he would have received under Section 7.3 if he had been an Employee of his Employer immediately before his period of Qualified Uniformed Service with Considered Compensation determined as described in Section 4.7(d) during the period of Qualified Uniformed Service. Such allocations shall be made from amounts released from the LESOP Suspense Account under Section 6.3 in the Plan Year in which the allocation is made before the allocations in Section 6.3(a) are made and, if there are no such releases or if they are insufficient, from Forfeitures under the LESOP or special contributions made for the purpose by the Employer.

               (iii)   Participant Elected Contributions.  At any time during
                       ---------------------------------
          the period beginning on the date of reemployment and ending on the earlier of the end of a period which is (A) three times the length of the period of the person's Qualified Uniformed Service or (B) five years, the Reemployed Veteran may make elective deferrals from his Considered Compensation with respect to his period of Qualified Uniformed Service provided that the amount of such contributions shall not exceed the amount the person would have been permitted to elect to contribute had the person remained continuously employed and been an Employee of his Employer immediately before his period of Qualified Uniformed Service throughout the period of Qualified Uniformed Service ("Additional Elective Deferrals").

               (iv)  Employer Matching Contributions.  Each Employer shall make
                     -------------------------------
          Employer Matching Contributions or LESOP Employer Matching Contributions to the Program to be credited to such Reemployed Veteran's Employer Matching Contribution Account with respect to any Additional Elective Deferrals in the amount which such Employer would have contributed under the Program had the Additional Elective Deferrals been made during the period of Qualified Uniformed Service. Such amounts shall be made from Forfeitures under the Profit Sharing Portion of the Program unless the Employer determines to make a special contribution for the purpose. In addition, LESOP Employer Matching

          Allocations shall be credited to the Employer Matching Contribution Account of each Reemployed Veteran in the amount that such contribution would have been made had the Participant's Additional Elective Deferrals been made during the period of Qualified Uniformed Service. Notwithstanding the foregoing, with respect to Additional Elective Deferrals for periods on or after November 1, 1998, LESOP Employer Matching Allocations shall be made from the LESOP Suspense Account under Section 6.3(c) in the Plan Year in which the allocation is made and before allocations in Section 6.3(a) are made and if there are no such releases or if they are insufficient, from Forfeitures under the LESOP or special contributions made for the purpose by his Employer immediately before his period of Qualified Uniformed Service.

          (b)  Service and Position with the Employer.  In determining the
               --------------------------------------
     contributions to which each such Reemployed Veteran is entitled under
     Section 4.7(a), he shall be credited with Hours of Service hereunder during his period of Qualified Uniformed Service both with respect to Eligibility Service and Vesting Service. In determining the amount of such Hours of Service to be credited, the Plan Administrator shall make good faith estimates of the Hours of Service the person would have received had he been continuously employed by the Employer during the period of Qualified Uniformed Service.

               In addition, each Reemployed Veteran shall be deemed to have been employed (1) in the same position he would have been in had he not had the period of Qualified Uniformed Service and (2) by the Employer which employed him immediately before his period of Qualified Uniformed Service.

          (c)  Break in Service.  After reemployment, a Reemployed Veteran
               ----------------
     shall not be treated as having incurred a Break in Service by reason of his period(s) of Qualified Uniformed Service.

          (d)  Considered Compensation.  For purposes of determining the amount
               -----------------------
     of a Reemployed Veteran's contributions under Section 4.7(a), each person shall be treated as receiving Considered Compensation during the period of Qualified Uniformed Service equal to (i) the Considered Compensation he would have received during such period if he were not in Qualified Uniformed Service, determined based on the rate of pay the Reemployed Veteran would have received from his Employer immediately before his period of Qualified Uniformed Service but for the absence during the period of Qualified Uniformed Service, or (ii) if the Considered Compensation the Reemployed Veteran would have received during such period was not reasonably certain, the Reemployed Veteran's average compensation from the Employer during the 12-month period immediately preceding the Qualified Uniformed Service (or, if shorter, the period of employment immediately preceding the Qualified Uniformed Service).

          (e)  Limits.  The contributions made pursuant to Section 4.7(a) above
               ------
     shall be taken into account with respect to the limits contained in Section 5.2(c)(1) or Article IX, as applicable in the Plan Year for which such contributions are made but shall not be taken into account in applying such limits with respect to the Plan Year in which the contributions are made. Assuming that the Reemployed Veteran had compensation as described in Section 4.7(d) during the period of Qualified Uniformed Service. The ADP test and non-discrimination tests for a prior Plan Year shall not be recalculated to take into account contributions made under this Section 4.7.

          (f)  References.  All references to Sections of the Program in this
               ----------
     existence during Section 4.7 shall refer to the analogous sections of the Program as in the period of Qualified Uniformed Service with respect to which contributions are being made.

                                   ARTICLE V

                       PARTICIPANT ELECTED CONTRIBUTIONS

  5.1    Participant Elected Contributions.  Each Active Participant, who is
         ---------------------------------
employed by an Employer, shall have his Considered Compensation reduced for each Plan Year or designated portion of a Plan Year by an amount equal to the Specified Participant Elected Matched Contribution percentage for the Plan Year or designated portion of a Plan Year, as provided in Section 4.3(a), which amount his Employer shall contribute to the McDESOP Trust on the Participant's behalf as a Participant Elected Matched Contribution, unless the Participant shall elect, on such form, at such time and in such manner as the Committee shall specify, not to have his Considered Compensation so reduced or (subject to the minimum and maximum amounts of reduction specified for the Plan Year pursuant to Section 4.3(a)) reduced by a lesser or greater amount. In addition, each Active Participant may elect in writing on forms approved by the Committee to have his Employer contribute to the McDESOP Trust on the Participant's behalf as Participant Elected Unmatched Contributions an amount equal to any additional amount by which the Participant elects to have his Considered Compensation reduced (which election may be a larger percentage for certain portions of Considered Compensation during a Plan Year, e.g. bonus, and a smaller percentage for other portions of Considered Compensation, e.g. salary, as the Committee shall permit), provided that such amount may not exceed seven percent (7%) of his Considered Compensation for a Plan Year and further provided that an Active Participant may elect Participant Elected Unmatched Contributions as provided above regardless of whether the Participant is making Participant Elected Matched Contributions for that period. The Committee may from time to time establish general policies requiring Participants to elect Participant Elected Matched Contributions up to a specified level before electing any Participant Elected Unmatched Contributions.

     Except as otherwise specifically provided herein, a Participant may make, change or revoke a Compensation reduction election at such times and in such manner as the Committee may permit, provided that any such election, change or revocation shall apply solely to Considered Compensation, which is not currently available to the Participant as of the date of such election, change or revocation. The Compensation reduction election by the Active Participant which is in accordance with the Program shall continue in effect, notwithstanding any change in Considered Compensation, until he shall change such Compensation reduction election or until he shall cease to be an Active Participant. If a Participant has an election pursuant to the McDonald's 1989 Executive Equalization Plan ("McCap I") or the McDonald's Supplemental Employee Benefit Equalization Plan ("McCap II") in effect for a calendar year, the Participant's Compensation reduction election hereunder may not be changed for such year but may only be changed before the beginning of the following Plan Year for such Plan Year. Each Employer shall make Participant Elected Contributions to the Trustee on behalf of each Active Participant employed by the Employer in the amount by which the Participant's Considered Compensation was reduced pursuant to this Section 5.1.

  5.2    Restrictions on Participant Elected Contributions.  Notwithstanding the
         -------------------------------------------------
provisions of Section 5.1, the following restrictions shall apply to Participant Elected Contributions:

         (a) No Participant Compensation reduction election shall be solicited or accepted from any Participant and no Participant Elected Contributions shall be made on behalf of any Participant unless and until a registration statement under the Securities Act of 1933 has become effective with respect to securities offered in connection with the Program, unless in the opinion of counsel for the Company such registration statement is not required;

         (b) No Compensation reduction election shall be solicited or accepted from any Participant who resides or works in any state and no Participant Elected Contributions shall be made on behalf of any Participant who resides or works in any state unless and until the Program shall have complied with applicable securities and blue sky laws of the state or in the opinion of counsel of the Company is exempt from such law; and

         (c) (1) The sum of Participant Elected Contributions and of elected deferrals under any Related Defined Contribution Plan for any Participant shall in no event exceed a maximum of $9,500 (in 1997 as adjusted from time to time, in accordance with Section 402(g)(5) of the Internal Revenue Code) for a calendar year ("Maximum Elective Deferral Amount").

             (2) If the Participant notifies the Committee in writing by March
         1 following the Plan Year or such later date not later than the April 15 following the Plan Year as the Committee shall permit, that the sum of his elective contributions to a simplified employer pension, to a 403(b) plan (as defined in Section 402(g)(3) of the Internal Revenue
         Code), or to any qualified cash or deferred arrangement (as defined in
         Section 401(k) of the Internal Revenue Code) exceeds the Maximum Elective Deferral Amount ("Excess Elected Deferrals"), such portion of the Participant's Participant Elected Contributions as the Participant shall elect in such notice not to exceed the amount of such Excess Elected Deferrals (including any income allocated thereto as determined in accordance with Section 5.3) shall be distributed to the Participant not later than the April 15 following the Plan Year. In determining whether a Participant has made Excess Elected Deferrals under this
         Section 5.2(c)(2), if a Participant is a participant in any plan described in Section 403(b) of the Internal Revenue Code under which he makes elective deferrals, the Maximum Elective Deferral Amount shall be increased in accordance with the provisions of Sections 402(g)(4) and 402(g)(8) of the Internal Revenue Code with respect to any Participant who participates in a plan described in Section 403(b) of the Internal Revenue Code or who is a qualified employee in a plan of a qualified organization (as defined in Section 402(g)(8) of the Internal Revenue
         Code) for a calendar year.

             (3) Notwithstanding the foregoing, if the Participant has elected to participate in McCAP I or McCAP II as provided therein his Participant Elected Contribution elections hereunder shall be irrevocable as provided in Section 5.1 and any amount of such deferrals which shall be in excess of the Maximum

         Elective Deferral Amount and any Employer Matching Contributions, LESOP Employer Matching Contributions and LESOP Employer Matching Allocations and any Forfeitures allocated with each respective type of contribution shall not be contributed or allocated hereunder but the same amount shall be credited to the Participant's account under McCAP I or McCAP II, as applicable, to the extent provided thereunder; provided that the same amount shall not be credited to a Participant under more than one of the McDonald's Profit Sharing Program Equalization Plan ("McEqual"), McCAP I and McCAP II or any other non-qualified deferred compensation plan from time to time maintained by the Company.

             (4) If a Participant is not eligible to or has not elected to participate in McCAP I or McCAP II as provided therein and has Compensation reduction elections in excess of the Maximum Elective Deferral Amount hereunder, such Participant Elected Contributions shall not be contributed to the Program nor shall such Participant be credited with any Participant Elected Contributions or Employer Matching Contributions LESOP Employer Matching Contributions and LESOP Employer Matching Allocations and any Forfeitures allocated with each respective type of contribution under McCAP I or McCAP II, as applicable, for the Plan Year.

             (5) In determining whether the Maximum Elective Deferral Amount has been exceeded, the Plan Administrator may count Participant Elected Contributions toward the limit in the order contributed to the Program, may apply the Maximum Elective Deferral Amount on a pro rata basis to periods specified by the Plan Administrator or such other approach as the Plan Administrator shall reasonably determine.

         (d) Average Actual Deferral Percentage. The average Actual Deferral
             ----------------------------------
     Percentage ("Average ADP") for a specified group of Active Participants for a Plan Year shall be the average of the Actual Deferral Percentages of the persons in such group. The Actual Deferral Percentage of an individual is the amount of his Participant Elected Contributions (excluding for each Non-highly Compensated Employee any such contributions in excess of the Maximum Elective Deferral Amount as defined in Section 5.2(c)(1)) and such amount of Employer Matching Contributions, LESOP Employer Matching Contributions and Special Section 401(k) Employer Contributions, as provided in Section 4.3(b), as determined by the Committee paid to the Trust for or allocated to each such Employee for such Plan Year divided by the Employee's Considered Compensation for the Plan Year ("Actual Deferral Percentage"). As soon as practicable after the end of the Plan Year, the Committee shall calculate the Average ADP for the Plan Year for the group of Participants who are Highly Compensated Employees and for the group of Participants who are Non-highly Compensated Employees.

          Solely for purposes of calculating the Average ADP the Committee shall have the discretion to determine the portion of a Participant's (or selected group of Participants') Participant Elected Contributions, Employer Matching Contributions, LESOP Employer Matching Contributions, LESOP Employer Matching Allocations (and any Forfeitures allocated with each respective type of contribution) or Special Section 401(k) Employer Contributions to be counted in calculating the Participant's Actual Deferral Percentage and in making such determination shall be under no obligation to treat similarly situated Participants in a like manner so long as the following requirements (to the extent applicable) are satisfied:

               (1) The amount of Special Section 401(k) Employer Contributions to be counted for purposes of calculating Actual Deferral Percentage shall satisfy the requirements of Section 401(a)(4);

               (2) All contributions to the Program other than Special Section 401(k) Employer Contributions and Participant Elected Contributions treated as elective contributions for purposes of the Required ADP Test and any Special Section 401(k) contributions treated as matching contributions under the Required ACP Test shall satisfy the requirements of Code Section 401(a)(4); and

               (3) The Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and Special
          Section 401(k) Contributions are allocated to Participant's Net Balance Account under the Program as of the last day of the Plan Year for which the ADP test is being calculated.

          (e) Required ADP Test. The Average ADP for Active Participants who are
              -----------------
     Highly Compensated Employees for the Plan Year bears a relationship to the Average ADP for Non-highly Compensated Employees who were Active Participants for the preceding Plan Year for Plan Years beginning in 1997 and thereafter, which meets either of the following tests ("Required ADP Test"):

               (1) The Average ADP for the preceding Plan Year for the group of Active Participants who were Non-highly Compensated Employees in that year multiplied by 1.25 is greater than or equal to the Average ADP for the Plan Year for the Highly Compensated Employees; or

               (2) The excess of the Average ADP for the Plan Year for the group of Highly Compensated Employees who are Active Participants over the Average ADP for the preceding Plan Year of all Non-highly Compensated Employees who were Active Participants in that year is not more than 2 percentage points, and the Average ADP for the Plan Year for the group of Highly Compensated Employees who are Active Participants is not more than the Average ADP for the preceding Plan Year of all Non-highly Compensated Employees who were Active Participants in that year multiplied by 2.

     For Plan Years beginning in 1998 and thereafter, the above Required ADP Test may be applied by using the Average ADP for Non-highly Compensated Employees for the current Plan Year if the Committee so elects; provided that once made such an election may not be changed except as provided by the Secretary of the Treasury.

     If the Required ADP Test for a Plan Year is not met and, if the Company does not elect to make Special Section 401(k) Employer Contributions or elect to count some or all of Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and Forfeitures allocated with each respective type of contribution for purposes of the ADP test with respect to the Plan Year sufficient to result in the Required ADP Test being passed, then the Committee shall reduce Participant Elected Contributions (which for this purpose shall include any Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and Forfeitures allocated with each respective type of contribution counted in the Required ADP Test) and any Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and Forfeitures allocated with each respective type of contribution allocated with respect to reduced Participant Elected Contributions that Active Participants who are Highly Compensated Employees for the Plan Year (or a portion of such Active Participants) may defer in the following steps:

     Step 1.  The Committee shall first determine the dollar amount of the
     ------
reductions which would have to be made to the Participant Elected Contributions of Highly Compensated Employees who are Active Participants for the Plan Year in order that the Average ADP of the Highly Compensated Employees would not exceed the amounts permitted in both Sections 5.2(e)(1) and (e)(2). Such amount shall be calculated by first determining the dollar amount by which the Participant Elected Contributions of Highly Compensated Employees who have the highest Actual Deferral Percentage would have to be reduced until the first to occur of:
(i) such Employees' Actual Deferral Percentage, after the reductions under
Section 5.2(b), would become tied with the Actual Deferral Percentage of one or more other Highly Compensated Employees or (ii) the Average ADP of all of the Highly Compensated Employees, as recalculated after any prior reductions under
Section 5.2(b), no longer would exceed the amounts permitted in both Sections 5.2(e)(1) and (e)(2). Then, unless the recalculated Average ADP of the Highly Compensated Employees no longer exceeds the amounts permitted in both Sections 5.2(e)(1) and (e)(2), the reduction process shall be repeated by determining the amount of reductions which would have to be made to the Participant Elected Contributions of Highly Compensated Employees who after all prior reductions would have the highest Actual Deferral Percentage until the first to occur of:
(iii) the Actual Deferral Percentage, after any prior reductions under Sections 5.2(b), 4.2(c) and this Step 1, of each person in such group becomes tied with that of one or more other Highly Compensated Employees or (iv) the Average ADP of all of the Highly Compensated Employees, after the prior reductions, no longer would exceed the amounts permitted in both Sections 5.2(e)(1) and (e)(2). This process is repeated until the Average ADP of the

Highly Compensated Employees, after all reductions, would no longer exceed the amounts permitted in both Sections 5.2(e)(1) and (e)(2).

     Step 2. Determine the total dollar amount of reductions to the Participant
     ------
Elected Contributions calculated under Step 1 ("Total Excess Deferrals").

     Step 3. The Participant Elected Contributions (which for this purpose
     ------
shall include any other contributions counted for purposes of calculating the Required ADP Test) of the Highly Compensated Employees with the highest dollar amount of Participant Elected Contributions shall be reduced by the lesser of the dollar amount which either (i) causes such Highly Compensated Employees' Participant Elected Contributions to equal the dollar amount of the Participant Elected Contributions of the Highly Compensated Employees with the next highest dollar amount of Participant Elected Contributions or (ii) reduces the total of all Highly Compensated Employees' Participant Elected Contributions by the Total Excess Contributions. Then, unless the total amount of reductions made to Highly Compensated Employees' Participant Elected Contributions under this Step 3 equals the amount of the Total Excess Deferrals, the reduction process shall be repeated by reducing the Participant Elected Contributions of the group of Highly Compensated Employees with the highest dollar amount of Participant Elected Contributions, after the prior reductions made in this Step 3, by the lesser of the amount which either: (iii) causes such Highly Compensated Employees' Participant Elected Contributions after reductions made in Section 5.2(b) and made in this Step 3 to equal the dollar amount of the Participant Elected Contributions of the Highly Compensated Employees with the next highest dollar amount of Participant Elected Contributions or (iv) causes total reductions to equal the Total Excess Contributions. This process is repeated with each successive group of Highly Compensated Employees with the highest dollar amount, after the prior reductions, of the Participant Elected Contributions until the total reductions made under this Step 3 equal the Total Excess Contributions.

     The Committee shall reduce and distribute the Total Excess Deferrals for the Plan Year and any income, gains or losses attributable thereto, as determined in accordance with Section 5.3, to Highly Compensated Employees as determined under Step 3 after the end of the Plan Year with respect to which such reduced Participant Elected Contributions were made.

     If Employer Matching Contributions, LESOP Employer Matching Allocations or LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution are included in calculating the Average ADP for a Plan Year, any such contributions reduced hereunder shall be distributed to Participants in the same manner as Participant Elected Contributions are distributed (including any income allocable thereto). If Employer Matching Contributions, LESOP Employer Matching Allocations, LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution are not included in calculating the Average ADP for the Plan Year, any amount of Employer Matching Contributions, LESOP

     Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution therewith which are reduced hereunder because such contributions were originally allocated with respect to Participant Elected Matched Contributions which are reduced to meet the above tests shall become a Forfeiture and shall be allocated with other Participants' Employer Matching Contribution, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution, in proportion to the Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and Forfeitures, respectively, allocated therewith to such Accounts pursuant to Sections 7.2 or 7.3, as applicable.

  5.3    Allocation of Income to Certain Distributed and Forfeited Amounts.
         -----------------------------------------------------------------
Income, gains and losses equal to the sum of the amounts determined under (a) below shall be allocated to and distributed with any amounts distributed to a Participant pursuant to Sections 4.1(c), 5.2(e) or 5.4, as follows:

         (a)  Income for Plan Year. Income, gains and losses for a completed
              --------------------
     Plan Year with respect to contributions distributed in accordance with
     Section 4.1(c), 5.2(c), 5.2(e) or 5.4 shall equal the income, gains and losses for the Plan Year allocable to a Participant's Account for such contributions (taking the contributions allocated to each different type of Account, separately) multiplied by a fraction the numerator of which is the amount of such contributions so distributed and the denominator of which is the total of such Account balance as of the last day of the Plan Year reduced by all earnings and gains and increased by all expenses and losses allocable to such Account for the Plan Year.

         (b)  Allocation of Distributed Income to Accounts. Income, gains and
              --------------------------------------------
     losses distributed with any amounts distributed to a Participant pursuant to Sections 4.1(c), 5.2(c), 5.2(e) or 5.4 shall reduce the income, gains and losses allocated to a Participant's Participant Elected Contribution Account or Employer Matching Contribution Account or LESOP Employer Matching Contribution Account, respectively, in accordance with Section 10.13, in an amount equal to the total amount of such income, gains and losses distributed.

  5.4    Multiple Use of Alternative Limitations. If assuming that the
         ---------------------------------------
reductions in the amount and manner provided for in Section 5.2(b) and in Sections 4.1(d) and 5.2(e) were made, the ACP of Highly Compensated Employees would exceed the amount in Section 4.1(d)(1) but would not exceed the lesser of the amounts in Section 4.1(d)(2) and the Average ADP of Active Participants who were Highly Compensated Employees exceeds the amount in Section 5.2(e)(1) but does not exceed the lesser of the amounts in Section 5.2(e)(2), the sum of the Average ADP and the Average ACP for a Plan Year of the Active Participants who were Highly Compensated Employees shall not exceed the greater of (a) or (b), where:

         (a)  equals the sum of (1) plus (2) where:

               (1) is one hundred and twenty-five percent (125%) of the greater of (A) the Average ADP for such Plan Year of the Non-Highly Compensated Employees who are Active Participants, or (B) the Average ACP for such Plan Year of such Non-Highly Compensated Employees; and

               (2) is two percent plus the lesser of the amount determined under Section 5.4(a)(1)(A) or the amount determined under Section 5.4(a)(1)(B), but in no event shall this amount exceed two hundred percent (200%) of the lesser of the amounts determined under Section 5.4(a)(1)(A) or 5.4(a)(1)(B); and

     (b)  equals the sum of (1) plus (2) where

               (1) is one hundred and twenty-five percent (125%) of the lesser of (A) the Average ADP for such Plan Year of the Non-Highly Compensated Employees who are Active Participants, or (B) the Average ACP for such Plan Year of such Non-Highly Compensated Employees; and

               (2) is two percent plus the greater of the amount determined under Section 5.4(b)(1)(A) or 5.4(b)(1)(B). In no event, however, shall this amount exceed 200 percent of the greater of the amounts determined under Section 5.4(b)(1)(A) or 5.4(b)(1)(B).

  If the sum of the Average ADP and the Average ACP of Highly Compensated Employees for a Plan Year, after any reductions provided for in Section 5.2(c) or in Step 1 of Sections 4.1(d) and 5.2(e) if applicable, exceeds the amounts determined under both Sections 5.4(a) and 5.4(b) and if the Company does not elect to make Special Section 401(k) Employer Contributions so that the sum of such Average ADP and Average ACP does not exceed both Sections 5.4(a) and 5.4(b), the Committee shall determine, in accordance with Step 1, the smallest aggregate dollar amount of reductions to Participant Elected Contributions and any Employer Matching Contributions or LESOP Employer Matching Allocations, LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution of Highly Compensated Employees allocated therewith which would make the sum of such Average ADP and Average ACP not exceed both Sections 5.4(a) and 5.4(b). In determining whether any Employer Matching Contributions or LESOP Employer Matching Allocations, LESOP Employer Matching Contributions and Forfeitures allocated with each respective type of contribution are allocated with respect to Participant Elected Contributions, reductions shall be made first to a Participant's Unmatched Participant Elected Contributions and then to his Matched Participant Elected Contributions.

     Step 1.  The Committee shall determine the dollar amount of the reductions
     ------
  which have to be made under this Section 5.4 so that the Multiple Use Test is met. Such amount shall be calculated by first determining the dollar amount by which the total of the Participant Elected Contributions (and the Employer Matching Contributions or LESOP Employer Matching Allocations, LESOP Employer Matching Contributions and Forfeitures allocated with each respective type of contribution to such Participant Elected

  Contributions) after any reductions made under Section 5.2(c) or Step 1 of Sections 4.1(d) or 5.2(e) of the Highly Compensated Employees the sum of whose Actual Contribution Percentage and Actual Deferral Percentage is the greatest of all Highly Compensated Employees would have to be reduced until the total of his Actual Contribution Percentage and Actual Deferral Percentage equals either: (i) the sum of the Actual Contribution Percentage and Actual Deferral Percentage of other Highly Compensated Employees or (ii) the sum of the Average ACP and the Average ADP of the Highly Compensated Employees, as calculated after such reduction, no longer exceeds the amounts determined under both Section 5.4(a) and (b). Then, unless the sum of the Average ACP and Average ADP of the Highly Compensated Employees, as recalculated after the reductions made under Section 5.2(b) and Step 1 of Sections 4.2(d), 5.2(e) and 5.4, no longer exceeds the amounts determined under both Sections 5.4(a) and
  (b), the reduction process shall be repeated by determining the amount of reductions which would have to be made to the Participant Elected Contributions of Highly Compensated Employees, whose Actual Contribution Percentage and Actual Deferral Percentage after all prior reductions under Step 1 would sum to the highest amount until the first to occur of: (iii) the sum of the Actual Contribution Percentage and the Actual Deferral Percentage, after the prior reductions, of each person in such group becomes tied with that of one or more other Highly Compensated Employees or (iv) that the sum of the Average ADP and the Average ACP of all Highly Compensated Employees, after all prior reductions made under Sections 5.2(c) and Step 1 of Sections 4.1(d), 5.2(e) and 5.4, would no longer exceed the amounts determined under both Sections 5.4(a) and (b). This process is repeated until the sum of the Average ACP and the Average ADP of all of the Highly Compensated Employees, after all reductions, would no longer exceed the amount permitted in both Sections 5.4(a) and (b).

          Step 2.  Next the Committee shall determine the total dollar amount of
          ------
  reductions to the Participant Elected Contributions, Employer Matching Contributions and Forfeitures and LESOP Employer Matching Contributions and Forfeitures as calculated under Step 1 ("Total Reduction Amount").

          Step 3.  Once the Total Reduction Amount has been determined, the
          ------
  Participant Elected Contributions, Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution of the Highly Compensated Employee for whom the sum of his Participant Elected Contributions, Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution, after any reductions made in Section 5.2(c) or in Step 3 of Sections 4.2(d) or 5.2(e), is the highest dollar amount of all Highly Compensated Employees shall be reduced by the lesser of the amount which either: (i) causes the sum of such Highly Compensated Employee's Participant Elected Contributions, Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution to equal the sum of the Highly Compensated Employee with the next highest sum of his Participant Elected Contributions, Employer Matching Contributions and any Forfeitures or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and Forfeitures allocated with each respective type of contribution or (ii) reduces the Highly Compensated Employee's sum of Participant Elected Contributions, Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution by the Total Reduction Amount. Then, unless the total amount of reductions made equals the Total Reduction Amount, the reduction process shall be repeated by reducing the Participant Elected Contributions, Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution allocated with respect thereto by the lesser of such amount which either: (iii) causes the sum of such highly Compensated Employees' Participant Elected Contributions, Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution allocated with respect to such Participant Elected Contributions to equal the dollar amount of such contributions of other Highly Compensated Employees or (iv) causes total reductions to equal the Total Reduction Amount. This process is repeated with each successive group of Highly Compensated Employees with the highest sum of Participant Elected Contributions, Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution allocated with respect thereto, after the prior reductions, until the total reductions made under this Step 3 is equal to the Total Reduction Amount.

     The Committee may establish, from time to time, such rules, restrictions and limitations as it may deem appropriate to insure that the above limitations are met. If the Committee determines that the reduction or disallowance of Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution, Participant elections or Participant Elected Contributions is necessary or desirable with respect to Highly Compensated Employees, the Committee may reduce or disallow Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution for such Highly Compensated Employees, including elections for Participant Elected Contributions or such contributions, Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution, as provided in
Section 4.2(d) or 5.2(e).

  5.5     Excess Compensation Reduction Elections.  Participant Elected
          ---------------------------------------
Contributions for any Participant or group of Participants shall not exceed the maximum amounts permitted under Sections 4.1(d), 5.2(e) and 5.4, as determined by the Committee in its sole discretion. If any amounts of Employer Matching Contributions or LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution of any Participant or group of Participants are determined by the Committee to be in excess of the amounts permitted under

Section 4.1(d), 5.2(e) or 5.4 or if the Committee reasonably expects that Employer Matching Contributions or LESOP Employer Matching Allocations, LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution or Participant Elected Contributions will be in excess of the amounts permitted under Section 4.1(d), 5.2(e) or 5.4, the Committee may apply one or both of (a) and (b) below to the extent the Committee, in its discretion, reasonably estimates to be necessary to satisfy
Section 4.1(d), 5.2(e) or 5.4.

          (a)  Restrictions on Participant Elected Contributions. The Committee
               -------------------------------------------------
     may reduce prospectively the amount of the Participant Elected Contributions which may be made by an Employer to the McDESOP Trust on behalf of an Active Participant or any specified group of Active Participants who are Highly Compensated Employees by reducing the future contributions to be made with respect to such Participants or by reducing such Participants' elections to the extent the Committee reasonably determines it is necessary to satisfy Section 4.1(c), 5.2(e) or 5.4. In making reductions to future Participant Elected Contributions hereunder the Committee, generally, shall have no obligation to treat similarly situated Participants who are Highly Compensated Employees in the same manner and, particularly, shall not be obligated to reduce Participant's future elections in any particular systematic manner based upon the amount of Participant Elected Contributions already made for the Plan Year, the percentage of a Participant's Considered Compensation which Participant Elected Contributions constitute, or the amount or percentage of Considered Compensation which a Participant's effective Participant Elected Contribution election constitutes.

          (b)  Staggered and Limited Elections for Highly Compensated Employees.
               ----------------------------------------------------------------
     The Committee may, in accordance with uniform and non-discriminatory rules it establishes from time to time, require that Active Participants who are among the Highly Compensated Employees for the Plan Year make elections with respect to Participant Elected Contributions following and/or preceding the completion of such elections by Employees who are Non-highly Compensated Employees and the Committee may (1) limit the amount by which each Participant who is among the Highly Compensated Employees may elect to reduce his Considered Compensation, and (2) permit each Employee who is a Non-highly Compensated Employee to elect to reduce his Considered Compensation within higher limits than those for Highly Compensated Employees.

          (c)  Estimated Compensation. For the purposes of Section 5.5(a) and
               ----------------------
     (b), Employers are permitted to determine Participants' Considered Compensation for the immediately preceding Plan Year or estimated Considered Compensation for the current Plan Year, as applicable, whenever information regarding actual Considered Compensation for such Plan Year is not reasonably available at the time the amount of a contribution hereunder is determined or limited.

     5.6  Deadline for Participant Elected Contributions.  Each Employer shall
          ----------------------------------------------
contribute on behalf of each Active Participant the Participant Elected Contributions for each Plan Year to the Trustee as soon as administratively possible as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets but not later than the earlier of
(1) 90 days from the date on which such amounts would otherwise have been payable to the Active Participant in cash or (2) the end of the twelve-month period immediately following the last day of such Plan Year or by such later date as may be permitted under applicable law, Treasury Regulations and Rulings of the Internal Revenue Service.

     5.7  Application of the Limitations of Sections 4.1(d), 5.2(c), 5.2(e), 5.4
          ----------------------------------------------------------------------
and 9.1.  Section 9.1 shall be first applied to contributions under the Program;
-------
secondly, Section 5.2(c) shall be applied to contributions under the Program; thirdly, Section 5.2(e) shall be applied to contributions under the Program; and fourthly, Section 4.1(d) shall be applied to contributions under the Program; and lastly, 5.4 shall be applied to contributions under the Program. Amounts contributed to the Plan in excess of the amounts permitted under Section 9.1 which are reduced under Sections 5.2(c), 5.2(e), 4.1(d) or 5.4 shall be disregarded for the calculation of the tests in Sections 5.2(c), 5.2(e), 4.1(d) or 5.4. Other than with respect to the reductions required under Section 9.1, amounts reduced in an earlier step in the above sequence shall reduce the reductions of contributions of the same type required to be made in subsequent steps.

                                  ARTICLE VI

                             LESOP LOAN PROVISIONS

     6.1  Power to Borrow.  The Board of Directors in its discretion may
          ---------------
authorize the Trustee of the Trust to borrow funds on behalf of the Program for the purpose of purchasing Company Stock and for making repayment of outstanding loans, the proceeds of which have been used to purchase Company Stock and for which the Program is liable. In the event the Trustee's borrowing shall cause a lending of money or other extension of credit to be made between the Program and a Disqualified Person or a Party in Interest or, if in connection with such borrowing, a Disqualified Person or Party in Interest shall guarantee a loan or other extension of credit to the Program, such loan or other extension of credit to the Program shall, as an "Exempt Loan," meet the requirements of Section 4975(d)(3) of the Internal Revenue Code and Section 408(b)(3) of ERISA and regulations thereunder, which include the following:

          (a) The loan shall be for a specific term and not payable upon demand except in the event of default;

          (b) The loan is primarily for the benefit of Participants and Beneficiaries, at a reasonable rate of interest, and under terms at the time the loan is made which are at least as favorable to the Program as the terms of a comparable loan resulting from arms-length negotiations between independent parties;

          (c) The proceeds of the loan must be used within a reasonable time after their receipt to acquire Company Stock or for making repayment of an outstanding Exempt Loan;

          (d) The loan shall be without recourse against the Program and collateral for the loan shall be limited to the shares of Company Stock acquired with the proceeds of the loan (or Company Stock into which such shares have been converted) or used as collateral on an outstanding Exempt Loan which is being repaid with the proceeds of the loan. No person entitled to payment under the loan shall have any right to any assets of the Program other than the collateral, LESOP Contributions (excluding contributions of Company Stock), earnings on such collateral and contributions (including but not limited to dividends paid on unallocated Company Stock or Company Stock into which such shares have been converted held in the LESOP Suspense Account) and dividends paid on Company Stock (or Company Stock into which such shares have been converted) acquired with the loan proceeds and held in Participants' Accounts;

          (e) In the event of a default upon the loan, the value of the Program assets transferred in satisfaction of the loan shall not exceed the amount of the default and, if the lender is a Party in Interest or Disqualified Person, shall not exceed an amount of Plan assets equal to the amount of the payment schedule with respect to which there is a failure to pay; and

          (f) The loan may provide that there shall be no required payments of principal and/or interest for one or more years and the Company may from time to time request the Trustee to renegotiate any such loan to change the payment terms with respect to payments not then due and payable, to extend the period of payment, or to reduce or eliminate the amount of any payment or payments of principal and/or interest not then due and payable.

     These rules shall be changed by amendment to the Program to the extent changes in applicable law require or permit.

     6.2  Accounting for Loan Proceeds and LESOP Contributions.  The Committee
          ----------------------------------------------------
shall establish with respect to each loan a separate LESOP Suspense Account to record and separately account for: (a) the proceeds of each loan or other extension of credit authorized under Section 6.1 and any unallocated Company Stock purchased with proceeds of such a loan or any loan refinanced with such loan (and any Company Stock into which such purchased shares have been converted), (b) LESOP Contributions with respect to such loan, (c) any income, gains or losses allocated to the LESOP Suspense Account with respect to such loan and (d) any dividends from shares of Company Stock purchased (and Company Stock into which such purchased shares have been converted) with the proceeds of the loan (or any loan refinanced with such loan) which have been allocated to Participants' Accounts and transferred to the Suspense Account. Subject to the discretion of the Trustee to reinvest proceeds from the sale of Company Stock pursuant to Section 6.4(b), earnings of the LESOP Suspense Account with respect to a loan shall be used to repay the loan, and to the extent not so used shall be released and allocated under Section 6.3 hereof. Assets shall be released from the LESOP Suspense Account only in accordance with the provisions of
Section 6.3 or to repay a loan or for reinvestment in Company Stock pursuant to
Section 6.4(b), provided, however, proceeds of an Exempt Loan may not be used to repay any loan which is not an Exempt Loan.

     6.3  Release from LESOP Suspense Account.
          -----------------------------------

          (a)  Loan Repayment Release. Company Stock acquired with the proceeds
               ----------------------
     of an Exempt Loan, or other loan authorized under Section 6.1 or a loan refinanced with such Exempt Loan or other loan (and Company Stock into which such purchased shares have been converted) and held in the LESOP Suspense Account under Section 6.2 shall be released as of the last Valuation Date of a Plan Year immediately following the release under Sections 6.3(b) and 6.3(c) for such Valuation Date for allocation to LESOP Accounts, of each Active Participant in accordance with the provisions of
     Section 6.3(a)(1) below unless such loan provides for the annual payment of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years, and the interest paid on such loan is determined under standard loan amortization tables, in which case such Company Stock shall be released in accordance with Section 6.3(a)(1) or (2) below, as may be selected by the Board of Directors in its discretion at the time such loan is made; provided, however, if such loan is renewed, extended or refinanced, and if the sum of the expired duration of the loan, any renewal period, extension period, and the duration of the refinancing exceeds ten (10) years, determined as of the date of the renewal, extension or refinancing,
     Section 6.3(a)(1) shall apply:

               (1) Each Plan Year in which any amount remains outstanding under an Exempt Loan (or other loan authorized under Section 6.1), the number of shares of Company Stock released from the LESOP Suspense Account shall equal the difference between (A) the product (rounded upward to the nearest whole number of shares) of the number of shares of Company Stock held and accounted for under the LESOP Suspense Account immediately before the release increased by the number of shares, if any, previously released from the LESOP Suspense Account in accordance with Sections 6.3(b) and 6.3(c) for the Plan Year with respect to such loan, multiplied by a fraction, the numerator of which is the amount of principal and interest paid on the Exempt Loan (or other loan authorized under Section 6.1) for the Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future Plan Years (without consideration of possible extensions or renewal periods) reduced by
          (B) the number of shares, if any, previously released from the LESOP Suspense Account in accordance with Sections 6.3(b) and 6.3(c) for the Plan Year with respect to such loan. If the interest rate under the Exempt Loan (or other loan authorized under Section 6.1) is variable, the interest to be paid in future Plan Years shall be computed by using the interest rate applicable as of the end of the Plan Year of payment.

               (2) For each Plan Year during the duration of an Exempt Loan (or other loan authorized under Section 6.1), the number of shares of Company Stock released from the LESOP Suspense Account shall equal the difference between (A) the product of the number of shares of Company Stock held and accounted for under the LESOP Suspense Account immediately before the release increased by the number of shares, if any, previously released from the LESOP Suspense Account in accordance with Sections 6.3(b) and 6.3(c) for the Plan Year with respect to such loan, multiplied by a fraction, the numerator of which is the amount of principal paid on the Exempt Loan (or other loan authorized under Section 6.1) for the Plan Year and the denominator of which is the sum of the numerator plus the principal to be paid for all future years reduced by (B) the number of shares, if any, previously released from the LESOP Suspense Account in accordance with Sections 6.3(b) and 6.3(c) for the Plan Year with respect to such loan.

          If subsection (1) is applicable and if no amount of principal and interest is paid with respect to a loan for the Plan Year, or if subsection
     (2) is applicable and no amount of principal is paid for the Plan Year, there shall be no release of shares of Company Stock from the LESOP Suspense Account maintained with respect to such loan for the Plan Year in accordance with Section 6.3(a). If an Exempt Loan (or other loan authorized under Section 6.1) is repaid as a result of a refinancing by another Exempt Loan (or other loan authorized under Section 6.1), such repayment shall not be considered a repayment of principal under Sections 6.3(a)(1) and (2) and the release of shares shall be determined as provided in Section 6.3(a)(1) and (2), by aggregating principal and interest on the loan and any refinancings of the loan.

          (b) As of each Valuation Date, there shall be released from the LESOP Suspense Account maintained with respect to each Exempt Loan (or other loan authorized under Section 6.1) Company Stock in an amount equal to (1) the number of shares which have a fair market value as of the Valuation Date equal to the amount of dividends paid to the Trust with respect to shares of Company Stock which were purchased with the proceeds of such loan or any loan refinanced with such loan (and Company Stock into which such purchased shares have been converted) and which have been allocated to Participants' Accounts (excluding Employer Matching Contribution Accounts), which dividends were received by the Trust since the immediately preceding Valuation Date, credited to such Participants' Accounts and immediately placed in the LESOP Suspense Account to be used to repay the loan, reduced by (2) the number of any shares contributed or the number of shares purchased with any cash contributed to the Trust as Special Dividend Replacement Contributions in accordance with Section 4.2(d) with respect to the loan.

          (c) As of each Valuation Date occurring on or after November 1, 1998, there shall be released from the LESOP Suspense Account maintained with respect to each Exempt Loan (or other loan authorized under Section 6.1) the number of shares of Company Stock which have a fair market value equal to fifty percent (or such higher percentage as the Board shall from time to time determine pursuant to Section 4.3(a)) of the amount of Participant Elected Matched Contributions contributed to the Plan since the immediately preceding Valuation Date. Such released amounts, called the "LESOP Employer Matching Allocations," shall be allocated to Participants' Matching Contribution Account as provided in Section 7.2(a)(2).

          (d) The amounts released from both Sections 6.3(b) and (c) shall not exceed the total amount Section 6.3(a)(1)(A) or 6.3(a)(2)(A), as applicable.

          (e) Any release from the LESOP Suspense Account provided for in Sections 6.3(b) and 6.3(c) for each Valuation Date during a Plan Year (including the last Valuation Date for a Plan Year) shall be made prior to the release from the LESOP Suspense Account provided for in Section 6.3(a).

     6.4  Installment Payments on Exempt Loan.
          -----------------------------------

          (a)  Installment Payments. The Trustee shall make payments on an
               --------------------
     Exempt Loan (or other loan authorized under Section 6.1) in the amounts and at such times as such payments are due under the terms of such loan and such additional payments on such loan as the Trustee determines in its discretion, provided, however, such payments shall be made solely from the LESOP Suspense Account, from amounts of LESOP Contributions made in cash, from dividends with respect to shares of Company Stock purchased with a loan or a loan refinanced by such loan (or Company Stock into which such shares have been converted) which shares have been released from a LESOP Suspense Account and allocated to Participants' Accounts (excluding Employer Matching Contribution Accounts) and from dividends or other earnings with respect to the LESOP Suspense Account maintained with respect to such loan.

          (b)  Sale of Company Stock Held in LESOP Suspense Account. In the
               ----------------------------------------------------
     event that any shares of Company Stock acquired with the proceeds of a loan or a loan refinanced with such loan (and Company Stock into which such purchased shares have been converted) and held in a LESOP Suspense Account are sold prior to release from such LESOP Suspense Account, the Trustee, in its sole discretion, may either (1) apply the proceeds of such sale, or any portion thereof, toward repayment of such loan or a loan refinanced with such loan or (2) reinvest the proceeds of such sale, or any portion thereof, in shares of Company Stock. In exercising its discretion pursuant to Section 6.4, the Trustee shall consider the long-term interests of both current and future Participants and Beneficiaries in providing benefits under the Program and Trust.

     6.5  Non-Terminable Rights and Protections.  Any of the provisions herein
          -------------------------------------
to the contrary notwithstanding, the following protections and rights are non-terminable, except to the extent required or permitted under applicable law, Treasury Regulations and Rulings of the Internal Revenue Service, with respect to proceeds of an Exempt Loan regardless of whether the Program continues to be maintained as a leveraged ESOP.

          (a) Except as provided in this Section 6.5, or except as otherwise required by applicable law, no security acquired with the proceeds of an Exempt Loan may be subject to a put, call (other than a call with respect to Company Stock which is convertible preferred stock which provides for a reasonable opportunity for a conversion into common stock of the Company which is Company Stock after such call is exercised), or other option, or buy-sell or similar arrangement while held by and when distributed from the Program, whether or not the Program or the portion of the Program from which such Company Stock is distributed is then an ESOP.

          (b) If any Company Stock acquired with the proceeds of an Exempt Loan (or other loan authorized under Section 6.1) or which is otherwise subject to this provision pursuant to Section 11.2(k) is not readily tradeable on an established market, or thereafter ceases to be publicly traded and if and only if such Company Stock should ever be distributed from the Program, the distributee shall be given an option exercisable only by the distributee (or the distributee's donees or a person, including an estate of a distributee, to whom the security passes by reason of the Participant's death), to put the security to the Company for a 60 day period beginning on the date of distribution ("First Put Period") and for another 60 day period commencing on the first anniversary of the date of distribution ("Second Put Period"). If such security ceases to be readily tradeable on an established market (or becomes subject to a trading limitation) before the end of the Second Put Period, the Company shall notify the Participant in writing on or before the 10th day after the date the security ceases to be readily tradeable on an established market

     (or becomes subject to a trading limitation) that the security is subject to a put option to the Company for any portion of the First Put Period and the Second Put Period remaining after the date the security ceases to be readily tradeable on an established market, and such notice shall inform the distributees of the terms of the put option. The Program shall have the right, but not the obligation, to assume the rights and obligations of the Company with respect to the put option at the time the put option is exercised. A put option hereunder shall be exercised by the holder notifying the Company in writing that the put option is being exercised. If during the First Put Period or the Second Put Period, a distributee is unable to exercise a put option because the Company is prohibited from honoring it under applicable Federal or State law ("Non-Exercise Period"), the put option shall be exercisable during an extended put period ("Extended Put Period"). The Extended Put Period shall commence on the 10th day after the Company can honor the put option and notice of this fact is given to the distributees entitled to an Extended Put Period and shall extend for a period equal to the number of days in the Non-Exercise Period but not more than 60 days.

          If the Non-Exercise Period was for more than 60 days, a second Extended Put Period shall occur commencing on the first anniversary of the first Extended Put Period and shall extend for the lesser of (1) 60 days or
     (2) number of days in the Non-Exercise Period reduced by 60 days.

          A put option shall be exercisable at a price equal to the value of the security determined as of the most recent Valuation Date following the Participant's exercise of the put option. Payment under a put option shall not be restricted by the provisions of a loan or other arrangement, including the Company's articles of incorporation, unless so required by State law. If the distributee exercises a put option with respect to Company Stock received by the Participant as part of an installment distribution, the Company shall pay for such Company Stock not later than thirty days after the exercise of such option. If the distributee exercises a put option with respect to Company Stock received as part of a distribution to the Participant within one taxable year of the balance to the credit of the Participant's vested Net Balance Account, the Company may pay for such Company Stock not later than the thirtieth day after the exercise of such option or may elect to pay for such Company Stock with deferred payments. Payments for shares of Company Stock put to the Company may be deferred only if adequate security and a reasonable rate of interest are provided and if periodic payments are made in substantially equal installments (at least annually) beginning within 30 days after the date the put option is exercised and extending for no more than 5 years after the put option is exercised.

     6.6  Independent Appraisals Required.  All valuations of Company Stock
          -------------------------------
which is not readily tradeable on an established securities market shall be made as of each Valuation Date by an independent appraiser meeting requirements similar to the requirements of the regulations prescribed under Section 170(a)(1) of the Internal Revenue Code.

                                  ARTICLE VII

                         ALLOCATIONS OF CONTRIBUTIONS

     7.1  Profit Sharing Contribution Allocation Formula.
          ----------------------------------------------

          (a) As of the last Valuation Date of each Plan Year, the Profit Sharing Contributions made pursuant to Section 3.1(b)(1) and the net income gains and losses of the Profit Sharing Holding Fund as provided in Sections
     10.13 and 10.14 shall be allocated to the Profit Sharing Fund Account of each Active Participant who is a staff or an executive employee or a store manager, in an amount equal to the product of (1) multiplied by (2) where:

               (1) is Profit Sharing Contributions made pursuant to Section 3.1(b)(1) for the Plan Year, and

               (2) is a fraction the numerator of which is the Active Participant's Considered Compensation for the Plan Year and the denominator of which is the total Considered Compensation of all such Active Participants for such Plan Year.

          (b) As of the last Valuation Date of each Plan Year, the Profit Sharing Contributions made pursuant to Section 3.1(b)(2) and the net income gains and losses of the Profit Sharing Holding Fund as provided in Sections
     10.13 and 10.14 shall be allocated to the Profit Sharing Account of each Active Participant who is a certified swing manager, a primary maintenance employee or crew or other store hourly employee in an amount equal to the product of (1) multiplied by (2) where:

               (1) is Profit Sharing Contributions made pursuant to Section 3.1(b)(2) for the Plan Year, and

               (2) is a fraction, the numerator of which is the Active Participant's Considered Compensation for the Plan Year and the denominator of which is the total Considered Compensation of all such Active Participants for such Plan Year.

          (c) Allocations to the Profit Sharing Accounts of Active Participants shall be made as soon as reasonably possible after the end of a Plan Year after the Company has determined that its final contribution for the Plan Year has been made to the Profit Sharing Trust. Employer Profit Sharing Contributions shall be held in the Profit Sharing Holding Fund until allocated to the Profit Sharing Account of each eligible Active Participant as described in Section 7.1(a) or 7.1(b), as applicable. If notwithstanding its earlier determination that the final contribution for a Plan Year has been made, additional Employer Profit Sharing Contributions are contributed for a Plan Year, such contributions shall be allocated as described in
     Section 7.1(a) or 7.1(b), as applicable, no later than the last day of the next following Plan Year. Effective the first day of the calendar month next following the date amounts are allocated pursuant to this Section 7.1, such amounts shall be invested in accordance with the investment elections applicable to each respective Participant's Profit Sharing Account as provided in Sections 10.7, 10.8 or 10.9.

     7.2  Employer Matching Contributions, LESOP Employer Matching Allocations,
          --------------------------------------------------------------------
LESOP Employer Matching Contributions Additional Employer Contributions and
---------------------------------------------------------------------------
Special Section 401(k) Employer Contributions.
---------------------------------------------

          (a)  Allocation of Employer Matching Contributions, LESOP Employer
               -------------------------------------------------------------
     Matching Allocations and LESOP Employer Matching Contributions.
     --------------------------------------------------------------

               (1) For periods before November 1, 1998, as of each Valuation Date, the Employer Matching Contributions and Forfeitures held in the McDESOP Holding Fund shall be allocated to the Employer Matching Contribution Account of each Active Participant in an equal percentage (not to exceed the Matching Percentage as defined in Section 4.1(a)) of each Participant's Participant Elected Matched Contributions (excluding Special Participant Elected Matched Contributions) made for the period since the immediately preceding Valuation Date. For purposes of this Section 7.2(a)(1), a Participant's Participant Elected Matched Contributions made for the period since the immediately preceding Valuation Date shall be the difference between the amount of his Participant Elected Contributions for the Plan Year as of the Valuation Date and the amount of his Participant Elected Contributions for the Plan Year as of the immediately preceding Valuation Date up to an amount not to exceed the percentage of his Considered Compensation specified for such Participant in Section 4.3(a). Notwithstanding the foregoing, any amount in the McDESOP Holding Fund as of the last Valuation Date of the Plan Year (even if such contributions for the Plan Year are made after such Valuation Date as provided in Section 10.15) after allocations are made pursuant to the preceding sentence, shall be allocated to Employer Matching Contribution Account of each Active Participant who is an Employee on such Valuation Date in an amount equal to such remaining amount multiplied by a fraction the numerator of which is the amount of Participant Elected Matched Contributions (excluding Special Participant Elected Matched Contributions) made on behalf of such Active Participant for the Plan Year and the denominator of which is the total amount of Participant Elected Matched Contributions (excluding Special Participant Elected Matched Contributions) made on behalf of all such Active Participants for the Plan Year.

               (2) For periods beginning on or after November 1, 1998, any shares of Company Stock released, pursuant to Section 6.3(c), from the LESOP Suspense Account as of a Valuation Date as LESOP Employer Matching Allocations, any LESOP Employer Matching Contributions and any Forfeitures allocated with such respective amounts shall be allocated to the Employer Matching Contribution Account of each Active Participant in an equal percentage (not to exceed fifty percent or such higher percentage as the Board shall provide pursuant to Section 4.1(b)) of each such Participant's Participant Elected Matched

          Contributions (excluding Special Participant Elected Matched Contributions) made for the period since the immediately preceding Valuation Date.

          (b) Allocation of Special Section 401(k) Employer Contributions.
              -----------------------------------------------------------
     Special Section 401(k) Employer Contributions to the Trust for a Plan Year, if any, shall be allocated, as of the last Valuation Date of the Plan Year, in an equal amount to the Employer Matching Contribution Account of each designated Active Participant as contributions to the McDESOP or to LESOP portions of the Program as determined by the Company. The designated Active Participants shall be the smallest group of Non-Highly Compensated Employees who made Participant Elected Contributions for the Plan Year and to whom the dollar amount of per individual Special Section 401(k) Employer Contributions could be allocated which would cause the Program to pass whichever of the following tests it would not otherwise pass: the ADP test in Section 5.2(e), the ACP test in Section 4.1(c) or the multiple use test in Section 5.4.

          (c) Allocation of Additional Employer Contributions. As of the last
              -----------------------------------------------
     Valuation Date of each Plan Year as the Board of Directors may direct, Additional Employer Contributions shall be allocated to the Employer Matching Contribution Account of each Active Participant in an amount equal to the amount of the Additional Employer Contributions for the Plan Year multiplied by a fraction, the numerator of which is the number of full calendar months during which the Participant was an Active Participant, and the denominator of which is the aggregate number of full calendar months during which all Active Participants were Active Participants.

  7.3     LESOP Contributions.
          -------------------

          (a) LESOP Contributions. Any shares of Company Stock purchased with
              -------------------
     the proceeds of a loan (or Company Stock into which such shares have been converted) designated by the Board of Directors to be repaid by Compensation Based LESOP Contributions (or a loan refinanced by such loan) and released from the LESOP Suspense Accounts maintained with respect to such loan, any income from such LESOP Suspense Accounts released pursuant to Sections 6.2 and 6.3, and any Forfeitures from LESOP Accounts for the Plan Year shall be allocated to each Active Participant's LESOP Account or Employer Matching Contribution Account, as follows:

              (1) as of each Valuation Date, in an amount, if any, with respect to each loan equal to the amount of dividends paid with respect to Company Stock (or Company Stock into which such shares have been converted) that was purchased with the proceeds of such a loan (or a loan refinanced by such loan) and that has been allocated to the Participant's Accounts (excepting his Employer Matching Contribution Account), that dividends, since the immediately preceding Valuation Date, were credited to Participants' Accounts and immediately transferred to the LESOP Suspense Account pursuant to Section 6.3(b) to be used to make payments on the loan;

               (2) as of each Valuation Date occurring on or after November 1, 1998, as amount equal to fifty percent (or such greater amount as the Board of Directors shall determine) of each Active Participant's Participant Elected Matched Contributions since the immediately preceding Valuation Date, as released from the LESOP Contribution Suspense Account pursuant to Section 6.3(c) and as contributed by the Employers pursuant to Section 4.1(b) which shall be credited to such Participant's Employer Matching Contribution Account.

               (3) as of the last Valuation Date of each Plan Year, in an amount equal to the number of shares of Company Stock released from the LESOP Contribution Suspense Account in accordance with Section 6.3(a) multiplied by a fraction the numerator of which is the Considered Compensation of the Active Participant and the denominator of which is the total of all Considered Compensation of all Active Participants which shall be allocated to such Participant's LESOP Account.

          (b) Additional LESOP Contributions. Additional LESOP Contributions for
              ------------------------------
     a Plan Year which were designated in accordance with Section 4.2(c) as Per Capita Additional LESOP Contributions (and any Forfeitures therefrom) shall be allocated as of the last Valuation Date of the Plan Year to the Additional LESOP Account of each Active Participant in an amount equal to the total amount of Per Capita Additional LESOP Contributions (and any Forfeitures therefrom) for the Plan Year divided by the number of Active Participants. Additional LESOP Contributions for a Plan Year which were designated in accordance with Section 4.2(c) as Compensation Based Additional LESOP Contributions (and any Forfeitures therefrom) shall be allocated as of the last Valuation Date of such Plan Year to the Additional LESOP Account of each Active Participant in an amount equal to the total amount of Additional LESOP Contributions (and any Forfeitures therefrom) multiplied by a fraction the numerator of which is the Considered Compensation of such Active Participant and the denominator of which is the total Considered Compensation of all Active Participants for the Plan Year. Per Capita Additional Employer LESOP Contributions and Compensation Based Additional Employer LESOP Contributions shall be separately accounted for in Participants' Additional LESOP Accounts.

          (c) Special Dividend Replacement Contributions. Any Special Dividend
              ------------------------------------------
     Replacement Contributions made to the Program pursuant to Section 4.2(d) shall be credited to Participants' Accounts to replace dividends which pursuant to Section 6.3(b) are credited to the LESOP Suspense Account to be used to repay the Exempt Loan the proceeds of which purchased the shares of Company Stock with respect to which such dividends were paid.

          (d) LESOP Employer Matching Contributions. Any LESOP Employer Matching
              -------------------------------------
     Contributions made to the Program, on or after November 1, 1998, pursuant to Section 4.1(b) shall be credited to a LESOP Suspense Account. Any amount of LESOP Employer Matching Contributions for a Plan Year shall be allocated to Participant's

     Employer Matching Contribution Accounts pursuant to Section 7.3(a)(2) with any amounts released from the LESOP Suspense Accounts pursuant to Section 6.3(c).

  7.4     Participant Elected Contributions. As of each Valuation Date, the
          ---------------------------------
Participant Elected Contributions in the McDESOP Holding Fund made since the preceding Valuation Date shall be credited to the Participant Elected Contribution Accounts of the Participants for whom such contributions were made.

  7.5     Timing of Allocations. Amounts allocated to or transferred to
          ---------------------
Participants' Accounts as of a Valuation Date shall be credited to the Accounts as of such Valuation Date after the adjustments are made for Trust income as provided in Sections 10.12, 10.13 and 10.14. Amounts contributed to the Program shall be credited as of the date of contribution to the following Accounts and
Funds: Profit Sharing Holding Fund, McDESOP Holding Fund, and Rollover Holding Account as provided in Section 10.23 and the LESOP Suspense Account as provided in Section 6.2.

                                 ARTICLE VIII

                        ROLLOVERS AND TRUSTEE TRANSFERS

  8.1    Participant Rollovers. A Participant may elect through procedures
         ---------------------
approved by the Committee to make Rollovers to the Program. If any Rollover includes property other than money, the Trustee may in its sole discretion refuse to accept such Rollover or may condition its acceptance of such Rollover on such terms and conditions as it deems reasonable. Each Participant's Rollover shall be held in his Rollover Holding Account until the next following Valuation Date at which time his Rollover Holding Account is transferred to the Participant's Rollover Account and invested in accordance with his investment elections provided for in Section 10.8.

  8.2    Limited Participation. An Employee who is not eligible to participate
         ---------------------
in the Program solely by reason of failing to meet the eligibility requirements of Section 2.1 and who reasonably expects to become a Participant when such requirements are met, may be a Participant in the Program solely for the limited purpose of making a Rollover subject to the same conditions on such Rollovers as any other Participant.

  8.3    Withdrawal of Rollovers. At the election of the Participant, amounts in
         -----------------------
his Rollover Account and Rollover Holding Account may be withdrawn as provided in Section 11.16.

  8.4    Rollover Not Forfeitable. A Participant's Rollover Account and Rollover
         ------------------------
Holding Account shall be fully vested and non-forfeitable.

                                  ARTICLE IX

                         LIMITATIONS ON CONTRIBUTIONS

                        BECAUSE OF FEDERAL LEGISLATION

  9.1    Limitations on Contributions.  Any of the provisions herein to the
         ----------------------------
contrary notwithstanding, a Participant's Annual Additions (as defined in paragraph below) for any Plan Year shall not exceed his Maximum Annual Additions (as defined in paragraph below) for the Plan Year. If a Participant's Annual Additions would but for the provisions of this Section 9.1, exceed his Maximum Annual Additions (the "Annual Excess"), the Participant's Annual Additions for the Plan Year shall be reduced under Section 9.1(d) by the amount necessary to eliminate such Annual Excess. Rollovers and amounts distributed in a Plan Year in accordance with Section 5.2(c) shall not be included as part of a Participant's Annual Additions.

         (a)  "Annual Additions" of a Participant for a Plan Year means the sum
               ----------------
     of the following :

              (1) Employer Contributions allocated to his Profit Sharing Account for the Plan Year;

              (2) Participant Elected Contributions, Employer Matching Contributions, Additional Employer Contributions, Special Section 401(k) Contributions and LESOP Employer Matching Contributions and any Forfeitures allocated therewith for the Plan Year allocated to the Participant;

              (3) any amount of LESOP Annual Additions, as determined under
         Section 9.1(c), allocated to the Participant;

              (4) all other employer contributions and forfeitures (excluding Forfeitures allocated to the Participant's LESOP Account) for such Plan Year allocated to the Participant's accounts for such Plan Year under the Program or any other Related Defined Contribution Plan not already included under Section 9.1(a)(1), 9.1(a)(2) or 9.1(a)(3);

              (5) the amount of nondeductible participant contributions under the Program or any Related Plan made by the Participant for the Plan Year; and

              (6) solely with respect to the limitation under Section 9.1(b)(2) contributions allocated to any individual medical account as provided in Code Section 415(l)(1).

         (b)  "Maximum Annual Additions" of a Participant for a Plan Year means
               ------------------------
     the lesser of (1) or (2) below:

              (1)  25% of the Participant's Considered Compensation, or

          (2) $30,000, adjusted in subsequent years for cost of living adjustments determined in accordance with regulations prescribed by the Secretary of Treasury or his delegate pursuant to the provisions of Section 415(d) of the Internal Revenue Code.

     (c)  "LESOP Annual Additions" means:
           ----------------------
          (1) If no more than one-third (1/3) of the total amounts of the employer contributions which are deductible under Section 404(a)(9) of the Internal Revenue Code for the Plan Year are allocated to Highly Compensated Employees, each Active Participant shall have LESOP Annual Additions in an amount for each Exempt Loan equal to the product of (A) the total amount of Company and Other Employer LESOP Contributions for a Plan Year as provided in Sections 4.2(a) and 4.2(b) used to repay each loan for the Plan Year, reduced, for any Plan Year for which the loan repaid is an Exempt Loan as defined in Section 6.1, by the amount used to pay interest on the Exempt Loan, multiplied by (B) a fraction, the numerator of which is the Participant's Considered Compensation for the Plan Year, and the denominator of which is the Considered Compensation of all Active Participants for the Plan Year; provided that, if a Participant's allocations to his LESOP Account are reduced in order to reduce the Annual Excess in accordance with the provisions of this Article IX, the Participant's Considered Compensation, for purposes of both the numerator and the denominator of this fraction shall be reduced to an amount equal to the Participant's Considered Compensation, multiplied by a fraction, the numerator of which is the Participant's allocation to his LESOP Account for the Plan Year after applying the Annual Excess reduction provisions hereunder and the denominator of which is such allocation to his LESOP Account for the Plan Year before applying the Annual Excess reduction provisions hereunder.

          (2) If Section 9.1(c)(1) does not apply, each Active Participant shall have LESOP Annual Additions in an amount for each loan equal to the sum of
     (A) Forfeitures (and earnings thereon) allocated to the Participant's LESOP Account under the LESOP portion of the Program, and (B) the total amount of Company and Other Employer LESOP Contributions for a Plan Year as provided in Sections 4.2(a) and 4.2(b) used to repay each loan for the Plan Year (including the amount used to repay interest on such loans), multiplied by
     (I) in the case of LESOP Contributions, a fraction, the numerator of which is the Participant's Considered Compensation for the Plan Year and the denominator of which is the Considered Compensation of all Active Participants for the Plan Year; provided that, if a Participant's allocations to his LESOP Account are reduced in order to reduce the Annual Excess in accordance with the provisions of this Article IX, the Participant's Considered Compensation for purposes of both the numerator and the denominator of this fraction shall be reduced to an amount equal to the Participant's Considered Compensation, multiplied by a fraction, the numerator of which is the Participant's allocation to his LESOP Account for the Plan Year, after applying the Annual Excess reduction provisions hereunder and the denominator of which is such allocation to his LESOP Account for the Plan Year before applying the Annual Excess reduction provisions hereunder.

          (3) The amount of LESOP Contributions deemed to be used to pay interest on a loan for purposes of Section 9.1(c)(2) for a Plan Year shall be the amount of LESOP Contributions made for the Plan Year multiplied by a fraction the numerator of which is the amount of interest payments made by the Trust for the Plan Year with respect to such loan (including any refinancing of such loan) from all sources and the denominator of which is the amount of all payments of both principal and interest made by the Trust for the Plan Year with respect to such loan (including any refinancing of such loan) from all sources.

     (d)  Elimination of Annual Excess. If a Participant has an Annual Excess
          ----------------------------
for a Plan Year, such excess shall not be allocated to the Participant's Accounts, but shall be eliminated as follows:

          (1) If any Annual Excess exists, the Participant's Employer Contributions allocable to such Participant's Profit Sharing Account shall be reduced to the extent such reductions reduce the Annual Excess.

          (2) If any Annual Excess remains after application of the preceding paragraph, the Participant's LESOP Annual Additions (other than with respect to LESOP Employer Matching Allocations) shall be reduced by reducing the allocations made as of a given Valuation Date reducing allocations with respect to Forfeitures before allocations with respect to Employer Contributions for each loan starting first with the most recent loan and then with other loans in the reverse of the order in which made to the extent that the reductions reduce the amount of the Annual Excess.

          (3) If any Annual Excess remains after application of the preceding paragraph, Participant Elected Contributions and Employer Matching Contributions and Forfeitures and LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated therewith shall be reduced by reducing those contributions most recently credited to the Participant's Accounts first (followed by the next most recent and so forth) and with respect to contributions credited as of a Valuation Date reducing contributions in the order listed, as follows: (A) Participant Elected Unmatched Contributions and (B) Participant Elected Matched Contributions and associated Employer Matching Contributions and Forfeitures or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and Forfeitures to the extent such reductions reduce the amount of the Annual Excess.

          (4) If any Annual Excess remains after application of the preceding paragraph, the Participant's allocations of Additional Employer Contributions shall be reduced to the extent such reductions reduce the amount of the Annual Excess.

          (5) If any Annual Excess remains after application of the preceding paragraph, the Participant's allocations of Special Section 401(k) Employer Contributions shall be reduced to the extent such reductions reduce the amount of the remaining Annual Excess.

          (6) If any Annual Excess remains after application of the preceding paragraph, the Participant's allocations to his Additional LESOP Account shall be reduced to the extent such reductions reduce the amount of the Annual Excess.

          (7) If any Annual Excess remains after application of the preceding paragraph, any Special Dividend Replacement Contributions credited to the Participant's LESOP Account shall be reduced to the extent such reductions reduce the amount of the remaining Annual Excess.

     Any allocations of Employer Contributions and Forfeitures reduced or eliminated under this Section 9.1(d), as provided above, shall, subject to the limits of this Section 9.1, be reallocated to the Accounts of the other Participants not having such reductions as of the last day of that Plan Year in the same manner as such Employer Contributions and Forfeitures were initially allocated under Article VII. The amount of any Participant Elected Contributions reduced or eliminated under this Section 9.1 which have been contributed to the Program shall be allocated as (and in lieu of) Employer Matching Contributions, if before November 1, 1998, or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions, if on or after November 1, 1998, in the Plan Year for which or next following the Plan Year for which the reduction is made. Any Employer Contributions and Forfeitures which, under the limits of this
Section 9.1, cannot be reallocated to the Accounts of other Participants in the Plan Year shall, subject to the limits of this Section 9.1, be held in an unallocated suspense account and reallocated in a subsequent Plan Year. If the Program shall be terminated, any amounts held in a suspense account shall be reallocated to the accounts of all Participants in accordance with Article VII subject to the limitations of Section 9.1, and any such amounts which cannot be reallocated to Participants in the Plan Year of the termination shall be returned to the Employers in such proportions as shall be determined by the Committee.

     (e)  Limitation in Case of Employee Participation in Both Defined Benefit
          --------------------------------------------------------------------
and Defined Contribution Plans. If a Participant participates in any defined
-------------------------------
benefit plan of the Employer (or any Related Defined Benefit Plan), the sum of the Defined Benefit Plan Fraction (as defined in Section 415(e)(2) of the Internal Revenue Code) and the Defined Contribution Plan Fraction (as defined in
Section 415(e)(3) of the Internal Revenue Code) for such Participant shall not exceed 1.0 (called the "Combined Fraction"). If the Combined Fraction of such Participant exceeds 1.0, the Participant's Defined Benefit Plan Fraction shall be reduced by limiting the Participant's annual benefits payable from the Related Defined Benefit Plan in which he participates to the extent necessary to reduce the Combined Fraction of such Participant to 1.0, and to the extent the Combined Fraction continues to exceed 1.0, by reducing the Participant's Maximum Annual Additions to the extent necessary to reduce the Combined Fraction to 1.0. In calculating the Participant's Defined Contribution Fraction employee contributions as permitted under the Program or a Related Plan before January 1, 1987, shall be counted as Annual Additions only to the extent that they were counted under the Program as then in effect. This Section 9.1(e) shall not apply in Plan Years beginning after December 31, 1999.

  9.2    Employer Contribution Reductions. If a Participant's Participant
         --------------------------------
Elected Contributions or his allocations of Employer Contributions and Forfeitures are reduced or eliminated under Section 9.1, the amount shall be provided to the Participant under McEqual, McCAP I or McCAP II, or other non-qualified plans maintained by the Company, to the extent therein provided. Amounts of Participant Elected Contributions, Employer Matching Contributions and LESOP Employer Matching Contributions expected to be within the limitations under Section 9.1 shall be contributed to the Program and credited hereunder. Amounts of such contributions expected to be in excess of the limitations under
Section 9.1 shall be tentatively credited to McEqual, McCAP I or McCAP II or other non-qualified plans maintained by the Company. If it is subsequently determined that additional amounts of Participant Elected Contributions, Employer Matching Contributions or LESOP Employer Matching Contributions should be contributed hereto to attain the limitations under Section 9.1, in order to put the Participant in the same position he would have been in had such amounts been contributed contemporaneously to the Program, contributions to the Program will reflect, to the extent of the limits of Section 9.1, the income, gains and losses which would have been credited to the Participant's Accounts hereunder had such amounts been credited hereto instead of being tentatively credited to McEqual, McCAP I, McCAP II or other non-qualified plans maintained by the Company. The effect of adjustments to contributions for such income, gains and losses may be that some Participants hereunder will be credited with Participant Elected Contributions in excess of the limits stated in Sections 4.3(a) and 5.1 and in amounts which are more than or less than the amounts of such contributions elected by the Participant, and may have rates of Employer Matching Contributions or LESOP Employer Matching Contributions which are larger or smaller than the rate established by the Company for the Plan Year in accordance with Section 4.1. In determining the amounts to be credited to a Participant's accounts during a Plan Year under McEqual, McCAP I, McCAP II and other non-qualified plans maintained by the Company, the Committee may make assumptions based upon reasonable estimates of the amount of the Participant's Considered Compensation, his Participant Elected Contributions, levels of Employer Contributions hereunder and other relevant factors and, as necessary, make subsequent adjustments to the extent the estimates prove to be incorrect.

                                   ARTICLE X

                            TRUSTEE AND TRUST FUNDS

  10.1  Trust Agreements. The Company and the Trustee have entered into one or
        ----------------
more Trust Agreements which provide for the investment of the assets of the Program and administration of the Trust Funds. The Trust Agreements, as from time to time amended, shall continue in force and shall be deemed to form a part of the Program, and any and all rights or benefits which may accrue to any person under the Program shall be subject to all the terms and provisions of the Trust Agreement.

  10.2  Trustee's Duties. The powers, duties and responsibilities of the Trustee
        ----------------
of the Trust shall be as stated in the respective Trust Agreements and as may be delegated to, and accepted by, the Trustee from the Committee and Board of Directors. Nothing contained in the Program either expressly or by implication shall be deemed to impose any additional powers, duties or responsibilities upon the Trustee. All Employer Contributions, Participant Contributions, Rollovers and Participant Elected Contributions shall be paid into a Trust and all withdrawals permitted and benefits payable under the Program shall be paid from the Trust.

  10.3  Trust Expenses. Except to the extent an Employer agrees to pay them
        --------------
without reimbursement, all clerical, legal and other expenses of the Program and the Trust and the Trustee's fees shall be paid by the Trust and shall be proportionately charged to the Profit Sharing, McDESOP, Leveraged ESOP, Stock Sharing and other parts of the Trust Fund except to the extent directly attributable to a specific portion of a Trust Fund in which case it shall be directly charged to that portion of the Trust Fund.

  10.4  Trust Entity. The Trust under this Program from its inception shall be a
        ------------
separate entity aside and apart from the Employers or their assets. The Trusts and the corpus and income thereof, shall not be subject to the rights or claims of any creditor of any Employer.

  10.5  Right of the Employers to Trust Assets. Subject to the provisions of
        --------------------------------------
Section 9.1, the Employers shall have no right or claims of any nature in or to the Trust Fund except the right to require the Trustee to hold, use, apply, and pay such assets in its possession in accordance with the Program for the exclusive benefit of the Participants or their Beneficiaries and for defraying the reasonable expenses of administering the Program and Trust, provided that:

        (a) if, and to the extent that, a deduction for Employer contributions under Section 404 of the Internal Revenue Code is disallowed, employer contributions conditioned on deductibility shall be returned to the appropriate Employer within one year after the disallowance of the deduction; and

        (b) if, and to the extent that, an Employer contribution is made through mistake of fact, such employer contribution shall be returned to the appropriate Employer within one year of the payment of the contribution and any Participant Elected Contributions shall be distributed to the Participants with respect to which such contributions were made.

     Notwithstanding any other provision of this Section 10.5, if, upon application of (a) or (b) above, Employer contributions would be returned to an Employer, then the Employer shall distribute the value of any portion of such contributions to the appropriate Participants.

     All Employer Contributions are conditioned on their being deductible under
Section 404 of the Internal Revenue Code.

  10.6  Trust Investment Funds. Excluding those assets held in the Holding
        ----------------------
Funds, as provided in Section 10.23, assets of the Trust Fund shall be held as follows:

        (a)  Profit Sharing Plan. The assets held in Participant's Profit
             -------------------
     Sharing Accounts and any amounts held in Participant's Diversification Accounts shall be held in the following Investment Funds:

             (1)  The Diversified Stock Fund invested in common stocks, and
                  --------------------------
        securities convertible into common stocks, of corporations other than McDonald's Corporation or its Domestic or Foreign Affiliates, and in any other securities which represent an equity investment, provided, however, that the Diversified Stock Fund may be invested in pooled or common trust funds or open-end investment companies without regard to whether assets of such funds or investment companies are invested in securities of McDonald's Corporation or its Domestic or Foreign Affiliates;

             (2)  The Profit Sharing McDonald's Common Stock Fund invested in
                  -----------------------------------------------
        common stock of McDonald's Corporation;

             (3)  The Stable Value Fund or such other fund designated by the
                  ---------------------
        Committee which shall be invested (i) in contracts issued by an insurance or other company (or companies), (ii) directly in debt securities that have fixed obligations to pay interest and principal on specified dates or which have similar investment characteristics (which may have equity features triggered by performance, the passage of time, or similar characteristics or may be securities which are derivatives of such securities) ("Fixed Income Obligations") or (iii) in pooled or common trust funds, regulated investment companies, or open-ended investment companies generally invested in Fixed Income Obligations without regard to whether assets of such common trust funds, regulated investment companies, or open-ended investment companies are invested in securities of McDonald's Corporation or its Domestic or Foreign Affiliates. The contracts issued by insurance or other companies held by the Stable Value Fund (iv) may be investment contracts or (v) may be investment management agreements which may provide separate book value guarantees pursuant to which the insurance or other company guarantees
        (A) the book value of a pool or segregated group of fixed income obligations held in the Stable Value Fund and (B) specified amounts of income under various conditions as provided in such agreement ((iv) and (v) collectively shall be referred to as "Assets Subject to Guarantee"). With respect to Assets Subject to Guarantee, the Program shall use book value accounting and Participants' Accounts shall contain and shall be entitled only to their pro rata share of book value and guaranteed income which for all purposes hereunder will be treated as fair market value unless the Committee determines that the guarantees no longer apply, a market value distribution has occurred under the contract, or there has been a default on the guarantee.

          (4)  The Blended Stock Bond Fund invested in domestic common stocks,
               ---------------------------
     debt securities that have a fixed obligation to pay interest and principal on specified dates or which have substantially similar investment characteristics, international common stocks, and securities convertible into domestic common stocks of corporations other than McDonald's Corporation or its Domestic or Foreign Affiliates, and in any other securities which represent an equity investment, provided, however, that the Blended Stock Bond Fund may be invested in pooled or common trust funds or open-end investment companies without regard to whether assets of such funds or investment companies are invested in securities of McDonald's Corporation or its Domestic or Foreign Affiliates;

          (5)  The Money Market Fund invested in United States Government debt
               ---------------------
     securities which mature or become payable within two years and which are the direct obligation of or guaranteed by the United States Government, including bonds, notes, certificates of indebtedness, and treasury bills; in commercial paper rated according with such guidelines as the Board of Directors may from time to time approve; and in certificates of deposit in those banks designated in the agreement with the Investment Manager or, if there is no such agreement or if the agreement fails to designate such banks, in those banks designated under the McDonald's Corporation Investment Policy; and

          (6)  The S&P 500 Fund invested in the stocks, future contracts,
               ----------------
     options, warrants, options on futures contracts, convertible securities swap agreements, stock index futures contracts, repurchase agreements and similar investments and which seeks to replicate the return of the 500 stocks which comprise the Standard & Poor's 500 Composite Stock Price Index from time to time including to the extent determined by the fund manager in securities of McDonald's Corporation or its Domestic Affiliates. The fund may also engage in securities lending. This fund became available on September 1, 1999.

     In order to maintain appropriate or adequate liquidity and pending or pursuant to investment directions from an Investment Manager, the Trustee of the Trust is authorized to hold such portions as it deems necessary of the Diversified Stock Fund, the Profit Sharing McDonald's Common Stock Fund, the Stable Value Fund, the Money Market Fund, the Blended Stock Bond Fund and the S&P 500 Fund in cash, a short-term investment fund (a "STIF Fund"), or liquid short-term cash equivalent investments or securities (including, but not limited to United States government treasury bills, commercial paper, and savings accounts and certificates of deposit, including those of the Trustee or custodian, if the Trustee or custodian is a bank, and common or commingled trust funds invested in such securities, including those of the Trustee or custodian).

     (b)  LESOP. The assets of the LESOP portion of the Trust (other than any
          -----
amounts which have been transferred to a Participant's Diversification Account pursuant to Section 10.10) shall be invested in Company Stock which is common stock of McDonald's Corporation held in the McDESOP McDonald's Common Stock Fund, provided that it shall at all times be possible to determine the number of such shares of Company Stock which are allocated to a Participant's LESOP Accounts.

     In order to maintain adequate liquidity, pending the investment of funds, or the use of funds to make payments on a loan, or for funds which could not be appropriately invested either because of the small amount involved or the short time duration for which the investment is to be made, the Trustee is authorized to hold portions of the LESOP Accounts and LESOP Suspense Accounts in cash, a STIF Fund or liquid short-term cash equivalent investments or securities (including, but not limited to United States government treasury bills, commercial paper, and savings accounts and certificates of deposit, including those of the Trustee or custodian, if the Trustee or custodian is a bank, and common or commingled trust funds invested in such securities, including those of the Trustee or custodian).

     (c)  (1)  McDESOP. The assets of the McDESOP portion of the McDESOP Trust
               -------
     (other than any amounts which have been transferred to a Participant's Diversification Account pursuant to Section 10.10) shall be held in the McDESOP McDonald's Common Stock Fund invested in Company Stock which is common stock of McDonald's Corporation.

          (2)  McDESOP Diversification. Portions of a Participant's Participant
               -----------------------
     Elected Contribution Account and Employer Matching Contribution Account which a Participant has elected to diversify pursuant to Section 10.10 shall be credited to the Participant's McDESOP Contribution Diversification Account and invested in the Profit Sharing Trust Investment Funds listed in
     Section 10.6(a) as provided in Section 10.11 as of the first business day of the calendar month following the later of the month in which (1) the Diversification Election was made for amounts diversified in accordance with Sections 10.10 and (2) the Considered Compensation (from which the Participant Elected Contributions were taken) was paid or as of such earlier date as the Committee shall provide. Participant Elected Contributions and Employer Matching Contributions which the Participant has elected to diversify pursuant to Section 10.10 shall be invested in the McDESOP McDonald's Common Stock Fund until the Diversification Election is implemented pursuant to Section 10.11.

  10.7    Investment of Participant's Employer Profit Sharing Contributions. The
          -----------------------------------------------------------------
provisions of Sections 10.7(a) and 10.7(b) shall apply to Employer Profit Sharing Contributions as follows:

          (a) Each Participant's share of Employer Profit Sharing Contributions and the earnings thereon shall be invested in the Profit Sharing McDonald's Common Stock Fund in an amount equal to the Participant's share of Employer Profit Sharing Contributions multiplied by the Automatic McDonald's Stock Proportion. The "Automatic McDonald's Stock Proportion" is a percentage, if any, announced by the Board of Directors for the Plan Year. The remainder of the Participant's Employer Profit Sharing Contributions and the earnings thereon for the Plan Year shall be invested in accordance with Section 10.8 or 10.9, as applicable; provided that if in accordance with a Participant's elections pursuant to Section 10.8, a percentage of his Employer Profit Sharing Contributions and the earnings thereon for the Plan Year greater than the Automatic McDonald's Stock Proportion would be invested in the Profit Sharing McDonald's Common Stock Fund, the Participant's Employer Profit Sharing Contributions and the earnings thereon with respect to the Profit Sharing Plan for the Plan Year shall be invested in accordance with the Participant's elections pursuant to Section 10.8.

          (b) A Participant may elect, at such time and in such manner as the Committee shall designate for each Plan Year not to have the Automatic McDonald's Stock Proportion of his Employer Profit Sharing Contributions and Forfeitures and the earnings thereon with respect to the Profit Sharing Plan for the Plan Year invested in the Profit Sharing McDonald's Common Stock Fund. If a Participant elects not to have the Automatic McDonald's Stock Proportion of his Employer Profit Sharing Contributions and Forfeitures with respect to the Profit Sharing Plan for the Plan Year invested in the Profit Sharing McDonald's Common Stock Fund, his Employer Profit Sharing Contributions, such Forfeitures and the earnings thereon shall be invested in accordance with Sections 10.8 or 10.9, as applicable.

  10.8    Investment Election with Regard to a Participant's Profit Sharing,
          ------------------------------------------------------------------
Diversification, Investment Savings and Rollover Accounts.  The following two
---------------------------------------------------------
paragraphs are effective before January 1, 1998. Four times each Plan Year (or on such more frequent basis as the Committee shall permit), each Participant shall have the right to elect, on such forms and in accordance with such rules and procedures as the Committee may from time to time prescribe, to have each of
(a) his Profit Sharing Account (including any amounts which have previously been invested in the Profit Sharing McDonald's Common Stock Fund pursuant to Section 10.7) and his Diversification Accounts, if any, (b) his Investment Savings Account, or (c) his Rollover Account invested in the Diversified Stock Fund, the Money Market Fund, the Profit Sharing McDonald's Common Stock Fund, the Stable Value Fund, the Blended Stock Bond Fund or other similar fund designated from time to time by the Committee or in any combination of them; provided that amounts which have been invested in the Profit Sharing McDonald's Common Stock Fund in accordance with Section 10.7 shall remain invested in the Profit Sharing

McDonald's Common Stock Fund until a new investment election made by the Participant in accordance with this Section 10.8 is effective.

     If a Participant makes a LESOP Diversification Election, McDESOP Future Contribution Diversification Election, or McDESOP Diversification Election in accordance with Section 10.10, his Diversification Account, if any, shall be invested in accordance with his Profit Sharing Account investment election in effect at the time his diversification election is effective or from time to time thereafter or in accordance with Section 10.9(a) if no such investment election is in effect and shall be invested in accordance with any subsequently effective Investment Election as provided above. The Participant's election as to the percentage of his Profit Sharing Account and Diversification Account to be invested in each Investment Fund, shall be made in increments of 10 percent (10%) up to 100 percent (100%). A Participant may elect to invest as much as 100% of his Profit Sharing Account and Diversification Account in the Profit Sharing McDonald's Common Stock Fund. Subject to Section 10.7, a Participant's investment election shall be effective until his next investment election is effective.

     Effective January 1, 1998 the preceding two paragraphs shall be replaced with the following:

     Once each month effective the first day of the next calendar month (or on such more frequent basis as the Committee shall permit), each Participant shall have the right to elect, on such forms and in accordance with such rules and procedures as the Committee may from time to time provide, to have each of (a) his Profit Sharing Account (including any amounts which have previously been invested in the Profit Sharing McDonald's Common Stock Fund pursuant to Section 10.7) and his Diversification Accounts, if any, (b) his Investment Savings Account, or (c) his Rollover Account invested in the Diversified Stock Fund, the Money Market Fund, the Profit Sharing McDonald's Common Stock Fund, the Stable Value Fund, the Blended Stock Bond Fund, the S&P 500 Fund or other similar fund designated from time to time by the Committee or in any combination of them; provided that amounts which have been invested in the Profit Sharing McDonald's Common Stock Fund in accordance with Section 10.7 shall remain invested in the Profit Sharing McDonald's Common Stock Fund until a new investment election made by the Participant in accordance with this Section 10.8 is effective.

     If a Participant makes a LESOP Diversification Election, Participant Elected Contribution Account Diversification Election, or McDESOP Diversification Election in accordance with Section 10.10, his Diversification Account, if any, shall be invested in accordance with his Profit Sharing Account investment election in effect at the time his diversification election is effective or in accordance with Section 10.9(a) if no such investment election is in effect and shall be invested in accordance with any subsequently effective Investment Election as provided above. Each Participant may elect the percentage of his Profit Sharing Account, Diversification Account and Investment Savings Account to be invested up to 100 percent in each Investment Fund, in increments of 10 percent (10%) for periods before September 1, 1999 and five percent (5%) for periods after August 31, 1998. A Participant may elect to invest as much as 100% of his Profit Sharing Account and Diversification Account in the

Profit Sharing McDonald's Common Stock Fund. Subject to Section 10.7, a Participant's investment election shall be effective until his next investment election is effective.

  10.9    Failure to Make an Investment Election.
          --------------------------------------

          (a)  Profit Sharing Accounts. If a Participant fails to make an
               -----------------------
     investment election for his Profit Sharing Account and his Diversification Account during any Plan Year, then such Accounts shall be invested in accordance with such Participant's immediately preceding investment election made with respect to such Accounts in accordance with Section 10.8; provided that any amounts invested in the Profit Sharing McDonald's Common Stock Fund in accordance with Section 10.7 shall remain invested in the Profit Sharing McDonald's Common Stock Fund until a new investment election made by the Participant in accordance with Section 10.8 is effective. If a Participant has never made an investment election with respect to such Accounts, then the amount, if any, invested in the Profit Sharing McDonald's Common Stock Fund in accordance with Section 10.7 shall remain invested in the Profit Sharing McDonald's Common Stock Fund and the remainder of the Participant's Profit Sharing Account, the Participant's LESOP Diversification Account and the McDESOP Diversification Account shall be invested one hundred percent (100%) in the Money Market Fund.

          (b)  Investment Savings Fund Account and Rollover Account. If a
               ----------------------------------------------------
     Participant fails to make an investment election for his Investment Savings Account and/or his Rollover Account during any Plan Year, then such Account(s) shall be invested in accordance with such Participant's immediately preceding investment election made with respect to such Account(s). If a Participant has never made an investment election with respect to such Account(s) then such Account(s) shall be invested 100 percent (100%) in the Money Market Fund.

  10.10   Diversification of McDESOP and LESOP Contributions and Accounts.
          ---------------------------------------------------------------

          Section 10.10(a1) shall remain in effect until the Committee or its representative determines that the procedures and systems are in place to permit the implementation of Section 10.10(a2).

          (a1) Age Diversification of LESOP Account Balances.
               ---------------------------------------------

               (1)  Diversification Elections by Qualified Participant.
                    --------------------------------------------------
          Commencing with the first day of the month after a Participant becomes a Qualified Participant and during each Annual Election Period and, in addition, at the same times and subject to the same administrative requirements as apply to Investment Elections under Section 10.8, each Qualified Participant shall be permitted to make a diversification election with respect to his Qualified Account ("LESOP Diversification Election").

               (2)  Definitions. As used in Section 10.10(a), the following
                    -----------
          terms shall have the meanings indicated:

                    (A)  "Qualified Participant" means a Participant (including
                          ---------------------
               a Participant who has had a Termination of Employment) who has attained age 55 or the Beneficiary of a deceased Participant who would have attained the age of 55 if he were alive.

                    (B)  "Annual Election Period" means the 90 day period after
                          ----------------------
               the last day of each Plan Year commencing with the Plan Year in which the Participant first becomes a Qualified Participant.

                    (C)  "Qualified Account" means a Qualified Participant's
                          -----------------
               LESOP Accounts.

                    (D)  "Maximum Diversification Percentage" means:
                          ----------------------------------

                         (i) In the case of a Qualified Participant who has not attained age 60 and who has not had a Termination of Employment, 25%;

                         (ii) In the case of a Qualified Participant who has attained age 60 and has not had a Termination of Employment, 50%; and

                         (iii) In the case of a Qualified Participant who has
                    had a Termination of Employment, 100%.

                    (E)  "Leveraged Diversification Election" means an election
                          ----------------------------------
               by a Qualified Participant to transfer to his LESOP Diversification Account, an amount not exceeding the difference between

                         (i) the Maximum Diversification Percentage (or lesser percentages in five percent (5%) increments) of the sum of
                    (a) the value of Company Stock credited to the Participant's
                    --
                    Qualified Account plus (b) the amounts previously
                                            -
                    transferred under this Section 10.10 from such Qualified Account to the Participant's Diversification Accounts ("Prior Diversification Transfers"), reduced by

                         (ii)  the Participant's Prior Diversification
                    Transfers.

                         If a Participant has made a LESOP Diversification
                    Election and has not made a subsequent LESOP Diversification Election with a lower percentage election than his prior LESOP Diversification Election, a percentage of the value of all future allocations to the Participant's Qualified Account equal to the percentage of the Participant's LESOP Diversification Election shall be transferred to the Participant's LESOP Diversification

                    Account. If a Participant who has made a LESOP Diversification Election makes a new LESOP Diversification Election at a percentage (including to zero) lower than the percentage of the earlier LESOP Diversification Election, no portion of allocations to the Participant's Qualified Account shall be transferred to the Diversification Account until the product of the new lower percentage elected multiplied by the sum of the Qualified Account plus Prior Diversification Transfers exceeds the Prior Diversification Transfers, at which time such excess, and thereafter, a percentage of all future allocations to the Participant's Qualified Account equal to the percentage of the Participant's LESOP Diversification Election shall be transferred to Participant's Diversification Account. No amount transferred to a Participant's Diversification Account may be transferred back to the Participant's LESOP Account.

               (3)  Investment of Amounts Subject to LESOP Diversification
                    ------------------------------------------------------
     Election. The amount subject to a Participant's LESOP Diversification
     --------
     Election shall be transferred to the Participant's LESOP Diversification Account under the Program and thereafter shall be invested in accordance with the Participant's elections pursuant to Section 10.8 or 10.9(a) but determined without regard to Section 10.7 provided that such transfer shall occur no later than 90 days after the date on which the Participant becomes a Qualified Participant, attains age 60 or the end of each Annual Election Period during which the Participant makes a LESOP Diversification Election or at such earlier dates as the Committee, pursuant to Section 10.11 shall permit.

     (a2) Age Diversification of LESOP Account Balances. Commencing with the
          ---------------------------------------------
first day of the month after a Participant attains the age of 50 and at the same times and subject to the same administrative requirements as apply to Investment Elections under Section 10.8, each such Participant shall be permitted to elect to diversify up to 100 percent of his LESOP Accounts ("LESOP Diversification Election"). LESOP Diversification Elections may also be made by the Beneficiary of a deceased Participant who would have attained the age of 50 if he were alive and by a Participant who has had a Termination of Employment regardless of his age.

     (b)  Diversification of McDESOP Contributions.
          ----------------------------------------

          (1)  Future Participant Elected Contributions. Effective before
               ----------------------------------------
     January 1, 1998, a Participant may make an election ("McDESOP Future Contribution Diversification Election") with respect to his future Participant Elected Contributions to have up to 100 percent of the amount of such contributions, in increments of 5 percent, credited to his McDESOP Diversification Account. Once a Participant has made such a McDESOP Future Contribution Diversification Election, he may, with respect to periods before January 1, 1998, change his election with respect to future Participant Elected Contributions, subject to Section 10.11, but each such change shall only affect Participant Elected Contributions made to the Program after the date the election is effective and before the date a new McDESOP Future Contribution Diversification Election becomes effective. Effective January 1, 1998, no further McDESOP Future Contribution Diversification Elections may be made. However, any such elections which are in effect on January 1, 1998 shall remain in effect until the Participant makes a Participant Elected Contribution Account Diversification Election as provided in
     Section 10.10(b)(2).

          (2)  Participant Elected Contribution Accounts. Effective on or after
               -----------------------------------------
     January 1, 1998, a Participant may make an election ("Participant Elected Contribution Account Diversification Election") with respect to the amount in his Participant Elected Contribution Account (including his Participant Elected Contributions and the earnings credited thereon in the Participant's McDESOP Diversification Account) to have up to 100 percent of such total amount on the Valuation Date on which the diversification occurs, in increments of 5 percent, credited to his McDESOP Diversification Account. A Participant may make a Participant Elected Contribution Account Diversification Election with respect to his Participant Elected Contribution Account (including his Participant Elected Contributions and the earnings credited thereon to the Participant's McDESOP Diversification Account) in accordance with such rules and procedures as the Committee shall from time to time establish.

          Once a Participant has made a Participant Elected Contribution Account Diversification Election which selects a percentage of diversification which is higher than the percentage of the Participant's Participant Elected Contribution Account which has been transferred to the Participant's McDESOP Diversification Account, a transfer shall be made, as of the Valuation Date with respect to which such election is effective, to such Participant's McDESOP Diversification Account to achieve the percentage of diversification elected with respect to his Participant Elected Contribution Account (including his Participant Elected Contributions and the earnings thereon credited to the Participant's McDESOP Diversification Account) and, thereafter, the elected percentage of his future Participant Elected Contributions shall be transferred to his McDESOP Diversification Account, subject to Section 10.11.

          However, if a Participant makes a Participant Elected Contribution Account Diversification Election which selects a percentage of diversification which is equal to or less than the percentage of the Participant's Participant Elected Contribution Account which is credited to the Participant's McDESOP Diversification Account, no transfer shall be made from the McDESOP Diversification Account to the portion of the Participant's Participant Elected Contribution Account held in the McDESOP Trust. In addition, future Participant Elected Contributions shall be credited to the Participant's McDESOP

     Diversification Account in the percentage of diversification elected only after the percentage of the Participant's Participant Elected Contributions (including his Participant Elected Contributions and the earnings thereon credited to his McDESOP Diversification Account) which is credited to his McDESOP Diversification Account is reduced to the diversification percentage elected by the Participant.

          If a Participant makes a McDESOP Diversification Election, such election, as from time to time in effect, shall thereafter control the amount of diversification in the Participant's McDESOP Accounts and any election made under this Section 10.10(b) shall have no effect after the date of his first McDESOP Diversification Election.

     (c)  Age Diversification of McDESOP Accounts. Beginning with the first day
          ---------------------------------------
of the month following the month in which a Participant attains 50 years of age, the Participant (or the Beneficiary of a Participant who would have attained age 50 if he had not died) may elect ("McDESOP Diversification Election") to diversify by transferring up to 100 percent (100%) (in increments of five percent (5%)) of his Participant Elected Contribution Account; and Employer Matching Contribution Account to his McDESOP Diversification Account.

     The diversification amount transferred from a Participant's Participant Elected Contribution Account shall be an amount equal to the difference between
(A) the diversification percentage elected by the Participant multiplied by the sum of (i) the Participant's Participant Elected Contribution Account, and (ii) the amounts previously transferred from the Participant's Participant Elected Contribution Account to the Participant's McDESOP Diversification Account ("Prior Elected Contribution Transfers") reduced by (B) the amount of the Participant's Prior Elected Contribution Transfers. The diversification amount transferred from a Participant's Employer Matching Contribution Accounts shall be an amount equal to the difference between (A) the diversification percentage elected by the Participant multiplied by the sum of (i) the Participant's Employer Matching Contribution Accounts and (ii) the amounts previously transferred from the Participant's Employer Matching Contribution Accounts to the Participant's McDESOP Diversification Account ("Prior Matching Contribution Transfers") reduced by (B) the amount of the Participant's Prior Matching Contribution Transfers. If a Participant has made a Diversification Election and has not made a subsequent Diversification Election with a lower percentage, a percentage of the value of all future allocations to the Participant's Participant Elected Contribution Account and Employer Matching Contribution Account respectively equal to the percentage of the Participant's Diversification Election shall be transferred to the Participant's McDESOP Diversification Account.

     If a Participant who has made a McDESOP Diversification Election, makes a new McDESOP Diversification Election at a percentage (including zero) lower than the percentage of the earlier McDESOP Diversification Election, no portion of the allocations to the Participant's Participant Elected Contribution Account and Employer Matching Contribution Accounts, respectively, shall be transferred to the McDESOP Diversification Account until the respective products of the new lower percentage elected multiplied by (A) the sum of the Participant Elected Contribution Account plus Prior Elected Contribution Transfers and (B) the sum of the Employer Matching Contribution Accounts plus Prior Matching Contribution Transfers exceed (C) the Prior Elected Contribution Transfers and (D) Prior Matching Contribution Transfers, at which time each such respective excess, and thereafter, a percentage of all future allocations respectively to the Participant's Participant Elected Contribution Account and Employer Matching Contribution Accounts equal to the percentage of the Participant's McDESOP Diversification Election shall be transferred to the Participant's McDESOP Diversification Account. A McDESOP Diversification Election shall be made at the same time and with the same effective dates and such other rules as investment elections under Section 10.11. Once a Participant has made a McDESOP Diversification Election of a given percentage it will continue in effect until he makes a new election. A Participant can elect to reduce the percentage of his McDESOP Diversification Election to a larger or a lesser percentage (including to zero); however, amounts already credited to his McDESOP Diversification Account shall not be transferred back to his Participant Elected Contribution Account and his Employer Matching Contribution Accounts.

          (d)  Distributions from Diversification Accounts. The provisions of
               -------------------------------------------
     the Program shall apply to amounts subject to a Diversification Election under Section 10.10 in the same manner as to the Participant Elected Contribution Accounts, Employer Matching Contribution Accounts or LESOP Accounts, respectively, except that the balance in a Participant's McDESOP Diversification Account and LESOP Diversification Account shall be invested in the Investment Funds in the same manner as the Participant elects to invest his Profit Sharing Account pursuant to Section 10.8 or as provided in Section 10.9(a), whichever is applicable, but determined without regard to Section 10.7. A Participant to whom a distribution is payable under
     Article XI shall have the right to elect to receive any distributions made from his McDESOP Diversification Account and LESOP Diversification Account in McDonald's common stock.

          (e)  Required Diversification.  If not already permitted pursuant to
               ------------------------
     the foregoing provisions of this Section 10.10, each Participant who has had at least 10 years of service under the Program and has attained age 55 shall be permitted to elect to diversify any Accounts to which Company Stock has been allocated pursuant to Section 6.3 of the Program at the times and to the extent provided in Section 401(a)(28) of the Internal Revenue Code.

  10.11  Effective Date of Participant's Investment and Diversification
         --------------------------------------------------------------
Elections. Participant's investment elections, pursuant to Section 10.8, or Diversification Elections, pursuant to Section 10.10, submitted by the date designated by the Committee shall be made effective as of the first day of the next calendar month (or as soon thereafter as is administratively convenient) or at such more frequent times as the Committee shall determine. Diversification Elections with respect to future contributions made in accordance with Section

10.10 shall be implemented the first day of the calendar month after the month in which such contributions are made to the Program (or as soon thereafter as is administratively convenient) or at such more frequent times as the Committee shall determine. This Section 10.11 is intended to give the Committee the authority to implement Participants' Investment Elections and Diversification Elections as soon as possible with due regard for requiring advance notice of elections. The Committee may use such methods as making transfers between Investment Funds based upon estimates followed by corrective adjustments made when exact data becomes available and, in the event of inability to effectuate elections because of data processing, communications or other systems breakdowns, the Committee may effectuate such elections as soon as is reasonable under the existing circumstances.

  10.12  Trust Income.  As of the close of business on each Valuation Date, the
         ------------
Trustee shall determine the fair market value of the Trust Fund and of each separate Investment Fund. The fair market value of Assets Subject to Guarantee, as defined in Section 10.6(a)(3), shall be book value for all purposes hereunder unless the Committee determines that the book value guarantees no longer apply, a market value distribution has occurred under the contract or there has been a default on the guarantee. The fair market value of the Trust Fund and the Investment Funds shall be recorded and communicated in writing to the Committee by the Trustee. The Trustee's determination of fair market value shall be final and conclusive on all persons.

  10.13  Adjustment of Participant's Account Balances and the LESOP Suspense
         -------------------------------------------------------------------
Accounts.  As of each Valuation Date, the Committee shall determine the
--------
adjustment required to be made to the value of each Participant's Accounts and the LESOP Suspense Accounts to make the total of the portion of all such Account balances which are invested in an Investment Fund equal to the total value of that Investment Fund. The records of Participants' LESOP Accounts, Employer Matching Contribution Accounts and Stock Sharing Accounts and LESOP Suspense Accounts may be maintained in cash provided that it is at all times possible to determine the number and the basis of the shares of Company Stock credited to such accounts

          (a)  Valuation of the Portion of Profit Sharing Accounts, Investment
               ---------------------------------------------------------------
     Savings Accounts, Rollover Accounts, Diversification Accounts, Participant
     --------------------------------------------------------------------------
     Elected Contribution Accounts and Employer Matching Contribution Accounts
     --------------------------------------------------------------------------
     invested in an Investment Fund.  The value of the portion of each of a
     ------------------------------
     Participant's Accounts invested in an Investment Fund as of a Valuation Date shall be equal to the product for each Investment Fund of (1) multiplied by (2) where:

               (1) is the value of an Investment Fund as of the Valuation Date, and

               (2) is a fraction, the numerator of which is the value of the portion of each of a Participant's Accounts invested in such Investment Fund as of the immediately preceding Valuation Date reduced by any distributions therefrom on or since such Valuation Date and the denominator of which is the value of such Investment Fund as of the immediately preceding Valuation Date reduced by any distributions therefrom since such Valuation Date.

          (b)  Valuation of the Portion of the LESOP Suspense Account and of
               -------------------------------------------------------------
     Participants' LESOP Accounts and Stock Sharing Accounts invested in
     -------------------------------------------------------------------
     Company Stock. As of each Valuation Date, Participants' LESOP Accounts and
     -------------
     Stock Sharing Accounts and the LESOP Suspense Accounts shall be credited with the dividends and other distributions and earnings of the shares of Company Stock credited thereto; provided that any dividends credited to Participants' LESOP Accounts which are to be used to repay an Exempt Loan, pursuant to Section 6.3(b), shall immediately after being so credited to Participants' Accounts be transferred to the LESOP Suspense Account and held therein a separate account until used to repay an Exempt Loan. The amount of such dividends transferred to the LESOP Suspense Account for a Plan Year shall not exceed the sum of the fair market value of the Company Stock released from the Leveraged ESOP Suspense Account pursuant to Section 6.3(b) for the Plan Year and the amount of Special Dividend Replacement Contributions made pursuant to Section 4.2(d) for the Plan Year (determined on the Valuation Date allocated). Earnings on Forfeitures from the LESOP portion of the Program shall be allocated to Participants' LESOP Accounts as of each Valuation Date in the proportion that dividends and other distributions and earnings are allocated in accordance with the preceding sentence. The income under Section 16.6 (d) shall be allocated to Participant's Stock Sharing Accounts in the proportion that each Participant's Stock Sharing Account balance is to the total of all Participant's Stock Sharing Account balances.

     The Accounts of Participants as adjusted according to Section 10.13 shall determine the value of the interest of each Participant in the Trust for all purposes subject to the crediting of any contributions as provided in Article VII until a subsequent determination is made by the Committee.

  10.14  Allocation of Income of Holding Funds.
         -------------------------------------

         (a)  Profit Sharing Holding Fund.  Any net income and gains (after
              ---------------------------
     reduction by losses and by expenses not paid by an Employer) of the Profit Sharing Holding Fund for a Plan Year for which a Profit Sharing Contribution is made shall be allocated to each Participant's Profit Sharing Account in the proportion that the amount of Profit Sharing Contributions allocated to each Participant in accordance with Section 7.1 bears to the total amount of Profit Sharing Contributions allocated under
     Section 7.1 to all Participants. If no Profit Sharing Contribution is made for a Plan Year, the net income and gains (after reduction by losses and by expenses not paid by an Employer) shall be allocated as provided in 10.14(b).

         (b)  McDESOP Holding Fund.  Any net income and gains (after reduction
              --------------------
     by losses and by expenses not paid by an Employer) of the McDESOP Holding Fund for a Plan Year shall be credited to each Participant's Participant Elected Contribution Account as earnings in the amount of such net income and gains multiplied by the fraction in Section 10.13(a)(2).

          (c)  Rollover Holding Fund.  Any net income and gains (after
               ---------------------
     reduction by losses and by expenses not paid by an Employer) of the Rollover Holding Fund for a Plan Year shall be allocated to each Participant's Profit Sharing Accounts in the amount of such net income and gains multiplied by the fraction in Section 10.13(a)(2).

  10.15  Separate Accounting in the Trust Fund.  The Committee shall create and
         -------------------------------------
maintain separate accounts for each Participant as described in Section 1.1. Every adjustment to a Participant's Accounts shall be considered as having been made on the relevant Valuation Date, regardless of the date of actual entry or receipt by the Trustee of Employer Contributions and Participant Elected Contributions for a Plan Year.

  10.16  Trust Investment.  The assets of a Trust Fund may at any one time be
         ----------------
invested up to 100% exclusively in Company Stock subject to the provisions of the Trust.

  10.17  Separate Accounting for LESOP Suspense Account.  The Committee shall
         ----------------------------------------------
create and maintain a separate account, called a LESOP Suspense Account, to record and to separately account for (a) each loan or other extension of credit made pursuant to Section 6.1, (b) all LESOP Contributions to the Program to repay each such loan or extension of credit, (c) all dividends transferred to the LESOP Suspense Account to repay an Exempt Loan pursuant to Section 6.3(b),
(d) net income, gains or losses charged to such LESOP Contributions and LESOP Suspense Account under Sections 10.13(b), and (e) all payments made on such loan or other extension of credit until such loan or other extension of credit is repaid, in accordance with Sections 6.1, 6.2 and 6.3.

  10.18  Correction of Error.  In the event of any error, including but not
         -------------------
limited to an error in the adjustment of a Participant's Accounts or an error in including or excluding persons as Participants, the Committee, in its sole discretion, may correct such error by either crediting or charging the adjustment required, or such adjustment as the Committee in its sole discretion shall determine to be equitable, to make such correction to or against Forfeitures or to or against income and expenses of the Trust for the Plan Year in which the correction is made, or if an Employer contributes an amount to correct any such error, from such amount.

     Corrections of Participant Elected Contributions and Employer Matching Contributions which an individual should have been permitted to make, but because of an error in Program administration was not permitted to make, shall be made as provided in the preceding sentence by crediting the individual's Participant Elected Contribution Account and Employer Matching Contribution Account respectively with (a) Participant Elected Contributions equal to the average percentage of compensation which was contributed for the preceding Plan Year as such contributions by Highly Compensated Employees or Non-highly Compensated Employees (whichever the individual is classified as) and (b) the amount of Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with respect to such contributions which would have been credited to such individual's Employer Matching Contribution Account with respect to such Participant Elected Matched Contributions. After the preceding correction is made, the Participant's Participant Elected Contribution Account and Employer Matching Contribution

Account shall be credited with a rate of return which is equal to the rate of return the Participant's accounts would have received had the accounts been invested in the manner in which such accounts were invested at the time the Participant was first given the opportunity to make Participant Elected Contributions.

     Effective July 1, 1998, notwithstanding the foregoing, an Employee who fails, upon request, to provide the Committee information, as requested by the Committee, concerning his service as a Leased Employee and who, as a consequence does not enter the Program as early as he could have if such service had been taken into account shall not be deemed to have suffered an error in Program administration and shall not receive corrected Participant Elected Contributions, Employer Matching Contributions, LESOP Employer Matching Allocation or LESOP Employer Matching Contributions for periods before the earlier of such Employee's Entry Date determined without regard to such Leased Employee service or such Employee's Entry Date including such Leased Employee service from the date the Employee provides the Committee with such information concerning such service as the Committee requests. Profit Sharing Contributions and allocations from the leveraged ESOP Suspense Account pursuant to Section 6.3(a) which such a Participant would have received if his Leased Employee service had been considered from his date of hire shall be credited to the former Leased Employees' Accounts as of the first Valuation Date next following the Leased Employee's actual Entry Date.

     Except as provided in this Section, the Accounts of other Participants shall not be readjusted on account of such error.

  10.19  Statement of Accounts.  As soon as practicable after the last day of
         ---------------------
each Plan Year, the Committee shall have a statement of his Net Balance Account have delivered to each Participant.

  10.20  Purchase or Sale of Company Stock.  The Trustee, on behalf of the
         ---------------------------------
Program, may (a) sell Company Stock to a Party in Interest or a Disqualified Person if such sale is for at least the fair market value of the Company Stock and (b) purchase Company Stock from a Party in Interest or a Disqualified Person, if such purchase is for no more than the fair market value of the Company Stock and (c) no commission is charged with respect to such sale or acquisition; provided that such sale or acquisition is for the price of the Company Stock prevailing on an established securities market, if the Company Stock is readily tradeable on such market or determined by an independent appraiser, if the Company Stock is not readily tradeable on an established securities market.

  10.21  Shareholder Rights in Company Stock.  A fundamental purpose of the
         -----------------------------------
Program and the Trust is to obtain for the Company, its shareholders, Participants and future Participants the benefits resulting from Participants having the right to vote shares of Company Stock and to determine whether shares of Company Stock should be sold or retained in response to a public or private tender offer. A key purpose of the Program is to encourage Participants to feel and to act like owners of the Company by assuring them the opportunity to share the economic benefit of ownership of Company Stock and the opportunity to direct the manner in which shares held by the Program are voted at all shareholder meetings and to determine whether shares of Company

Stock should be sold or retained in response to a public or private tender offer. The broad employee participation in the Program at all levels of the Company and limitations on maximum benefits to Participants who are officers, shareholders or highly compensated employees assure that such voting and decisions by Participants represent the overall knowledge and experience of a broad representative cross-section of employees of the Company. It, therefore, is anticipated that the votes and other decisions of Participants will be fairly representative of both present and future Participants' interests. Accordingly it has been concluded that Participants are best able to determine questions concerning voting and whether to sell or retain shares of Company Stock in a public or private tender offer with respect to shares allocated to their own accounts, as each person is uniquely able to determine his best interests based upon both his unique knowledge of his own situation and his unique knowledge of the Company. Moreover, because the overall broad group of employees who are Participants is fairly representative of both present and future Participants' interests it is believed that such Participants as a group are uniquely able to determine the best interests of future Participants who benefit from future allocations of Company Stock under the Program. Further, such participation in fundamental shareholder decisions by Participants is expected to result in increased commitment to the success of the Company further enhancing financial rewards of Program participation for such Participants, as well as enhancing shareholder and Company values. In order to assure that each Participant will express his or her unrestrained best judgment concerning how these rights should be exercised independent of any considerations associated with such Participant's employment status with the Company, Participants exercise such rights through a method that assures the confidentiality of their votes and other decisions.

               (a)  Allocated Shares.  With respect to shares (and fractional
                    ----------------
     shares) of Company Stock which have been allocated to Participants' Accounts each Participant or Beneficiary, as a named fiduciary, shall have the right to direct the Trustee as to the manner of voting and the exercise of all other rights which a shareholder of record has with respect to such shares (including, but not limited to, the right to sell or retain such shares in a public or private tender offer). In voting or exercising such other rights with respect to such shares, the Participants and Beneficiaries shall consider their own individual long-term best interests in providing benefits under the Program and Trust rather than a short term gain. In the event that a Participant shall fail to direct the Trustee as to the manner of voting of such shares of Company Stock allocated to the Participant's Accounts or as to the exercise of other rights in respect of such shares, the Trustee shall vote such shares or exercise such rights with respect to such shares in accordance with Section 10.21(b).

               (b)  Unallocated Shares and Allocated Shares Not Directed.
                    ----------------------------------------------------
     With respect to shares (and fractional shares) of Company Stock which are either not allocated to Participants' Accounts or are allocated to the Accounts of Participants who fail (or whose Beneficiaries fail) to provide any direction pursuant to Section 10.21(a), each Participant who is an Employee, as a named fiduciary, shall have the right to direct the Trustee as to the manner of voting the number of such shares (and fractional shares), and the exercise of all other rights which a shareholder of record has with respect to such shares (including, but not limited to, the right to sell or retain such shares in a public or private tender offer), as is equal to the product of (i) the sum of the number of unallocated shares and undirected shares multiplied by (ii) a fraction, the numerator of which is the number of shares (and fractional shares) of Company Stock for which directions are given pursuant to this Section 10.21(b) and which have been allocated to the Accounts of such Participant and the denominator of which is the total number of shares (and fractional shares) of Company Stock which have been allocated to the Accounts of all Participants who give directions to the Trustee pursuant to this Section 10.21(b). In voting or exercising such other rights with respect to such shares, such Participants shall consider the long term interests of both current and future Participants and Beneficiaries in providing benefits under the Program and Trust rather than short term gain.

          (c)  Named Fiduciaries.  The Trustee shall notify each Participant and
               -----------------
     Beneficiary who is authorized pursuant to Section 10.21(a) and (b) to direct the Trustee as to the manner of voting and the exercise of other shareholder rights with respect to shares (and fractional shares) of Company Stock that such Participant or Beneficiary is a named fiduciary, within the meaning of Section 402(a)(2) of ERISA, with respect to such shares (and fractional shares), and shall instruct each such Participant and Beneficiary that is exercising such authority to direct the Trustee, with respect to shares of Company Stock allocated to his Accounts, he should consider his own individual long-term best interests in providing benefits under the Program and, with respect to shares of Company Stock voted pursuant to Section 10.21(b), he should consider the long-term interests of both current and future Participants and Beneficiaries in providing benefits under the Program and Trust rather than a short term gain.

          (d)  Confidentiality.  The Trustee shall solicit the directions of
               ---------------
     Participants and Beneficiaries in accordance with Section 10.21(a) or (b) and shall follow such directions by delivering aggregated votes to the Company or otherwise implementing such directions in any convenient manner which preserves the confidentiality of the votes or other directions of individual Participants or Beneficiaries. Any designee of the Trustee who assists in the solicitation or tabulation of the directions of Participants or Beneficiaries shall certify that he will maintain the confidentiality of all directions given.

   10.22  Cash Distributions with Respect to Company Stock.  If there is a
          ------------------------------------------------
discrepancy between (1) the amount received by the Trust upon the sale of Company Stock or credited to a portion of the Trust upon the transfer of Company Stock from one portion of the Trust to another, for the purpose of making cash distributions to Participants or Beneficiaries and (2) the value of such Company Stock on the Valuation Date as of which such stock is valued for the purpose of determining the amount of the Participant's cash distributions, such discrepancy shall be credited to or charged against the Trust Income of the portion of the Trust Fund (i.e., accounts in the Profit Sharing portion of the Program, the LESOP Accounts, McDESOP Accounts and Stock Sharing Accounts) which held the stock before sale or transfer as of the Valuation Date next following the sale or transfer.

  10.23  Holding Funds.
         -------------

         (a)  Profit Sharing Holding Fund.  Profit Sharing Contributions made
              ---------------------------
     to the Program shall be held in the Profit Sharing Holding Fund until allocated to Participant's accounts in accordance with Section 7.1. Such contributions as provided in Section 3.1(a) and 3.1(b) shall be separately accounted for. Amounts which in accordance with Article XI are currently distributable in cash to Participants or Beneficiaries with respect to the Profit Sharing portion of the Plan shall be transferred to the Profit Sharing Holding Fund during the calendar month next following the calendar month within which such amount became distributable. Distributable amounts in the Profit Sharing Holding Fund shall be held (a) in a checking account of the Trustee in the name of the Trust with, if the Trustee or custodian is a bank or a Trust Company, the Trustee's or custodian's banking department, or (b) in a STIF Fund or in such types of investments or pooled, common, commingled or collective trust funds, including, if the Trustee or custodian is a bank, those of the Trustee or custodian, as the Committee may from time to time authorize the Trustee to invest in such respective amounts and proportions and in such manner as the Committee shall from time to time determine.


         (b)  McDESOP Holding Fund.  Participant Elected Contributions and
              --------------------
     Matching Contributions made to the Program shall be held in the McDESOP Holding Fund until credited to Participant's accounts in accordance with Sections 7.4 and 7.2, respectively, and amounts which are distributable to a Participant or Beneficiary in cash from the McDESOP and LESOP portions of the Program shall, at the direction of the Committee, be transferred to the McDESOP Holding Fund during the calendar month next following the calendar month within which such amount became distributable. Distributable amounts in the McDESOP Holding Fund shall be held (a) in a checking account of the Trustee in the name of the Trust with, if the Trustee or custodian is a bank, the banking department of the Trustee or custodian, or (b) in the STIF Fund or in such types of investments or pooled, common, commingled or collective trust funds including, if the Trustee or custodian is a bank, those of the Trustee or custodian, as the Committee may from time to time authorize the Trustee to invest in such respective amounts and proportions and in such manner as the Committee shall from time to time determine.

         (c)  Rollover Holding Fund.  Rollover Contributions to the Program
              ---------------------
     made in a calendar month shall be held in the Rollover Holding Fund until the next Valuation Date when such contributions shall be invested in accordance with the Participant's investment elections and amounts which are distributable to a Participant or Beneficiary in cash from Participants' Rollover Contribution Accounts or Investment Savings Accounts.

         (d)  Committee Action.  The Committee may authorize one or more of its
              ----------------
     members, or their designees, to sign, manually, or by facsimile signature, any and all checks, drafts, and orders, including orders or directions in informal or letter form, against any funds in the Holding Funds and the Trustee or custodian is authorized to honor any and all checks, drafts and orders so signed. As of each Valuation Date, income, gains, losses and expenses (to the extent not paid by an Employer) of the

     Holding Funds shall be determined separately from the remainder of the Trust and the net income or losses of the Holding Funds, for each Plan Year shall be added to the net income of the Trust Fund for such Plan Year as provided in Section 10.14 and any net losses of the Holding Funds for the Plan Year shall be paid by the Company.

  10.24  Restrictions Applicable to Participants Subject to Section 16.
         -------------------------------------------------------------
Effective November 1, 1996, anything herein to the contrary notwithstanding, a Participant who is subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act") may not engage in any one or more of the following transactions involving Company Stock if he has engaged in an opposite way transaction, as defined below, involving Company Stock within the preceding seven months:

         (a)  Investment elections into or out of Company Stock;

         (b) Diversification elections of amounts invested in Company Stock under the McDESOP or LESOP portions of the Program; and

         (c) Cash withdrawals during employment of amounts invested in Company Stock under the Investment Savings, Rollover, Stock Sharing or any other portions of the Program.

     For purposes of this Section 10.24, the transactions described in (i) are opposite way transactions to the transactions described in (ii):

         (i) a Participant's making an election which results in the investment or transfer of assets credited to his Net Balance Account into a McDonald's Common Stock Fund, on the one hand, and

         (ii) his election (x) to take a cash withdrawal from one or more Accounts invested in Company Stock, (y) to have assets in his Accounts transferred from Company Stock to another investment option available under the Program and (z) to make an diversification election with respect to his Accounts in the McDESOP or LESOP portions of the Program, on the other hand.

     In addition to the foregoing, the Committee may establish such rules and procedures, applicable to Participants who are subject to Section 16 of the 1934 Act, as are necessary or desirable to prevent the occurrence of opposite way transactions or of other circumstances which might create liabilities under
Section 16(b) of the 1934 Act, provided that such rules and procedures are not inconsistent with the provisions of the Internal Revenue Code applicable to the Program.

                                  ARTICLE XI

                            DISTRIBUTION OF BENEFITS

  11.1    Distributions, General.
          ----------------------

          (a) Except as provided in Section 11.11 and subject to Section 11.8 (with respect to withholding of taxes), upon the Participant's Termination of Employment on or after Vesting Retirement Date, Disability or for any other reason other than death, distributions shall be made in accordance with Section 11.2.

          (b) Except as provided in Section 11.11 and subject to Section 11.8 (with respect to withholding of taxes), upon the Participant's death, distributions shall be made in accordance with Section 11.3.

          (c) If a Participant or Beneficiary is otherwise entitled to a distribution because of retirement on or after Vesting Retirement Date, Disability, death or other Termination of Employment, the Committee shall require that immediate distribution of small vested Accrued Benefits shall be made in accordance with and subject to the limitations of Section 11.11, notwithstanding the provisions of Sections 11.2 and 11.3.

          (d) A Participant or Beneficiary shall receive a distribution not later than the April 1 of the calendar year after the calendar year in which he attains the age of 70-1/2 as provided in Section 11.13 subject to certain elections to the contrary.

          (e) A Participant shall be entitled to elect to receive in-service withdrawals from Investment Savings Accounts, Rollover Accounts and Stock Sharing Accounts as provided in Section 11.16.

  11.2    Payment of Net Balance Account on Disability, or on Retirement or
          -----------------------------------------------------------------
Other Termination of Employment.
-------------------------------

          (a)  Form of Payment of Accounts.
               ---------------------------

               (1)  Retirement or Disability.  Subject to Sections 11.11 and
                    ------------------------
     11.14, if a Participant retires on or after his Vesting Retirement Date or has a Termination of Employment on account of a Disability and if the Participant makes no election pursuant to Section 11.2(b), the Trustee shall distribute to the Participant the vested portion of his Net Balance Account credited to his Accounts held in the Program in a single non-periodic distribution within a reasonable time after the Valuation Date next following the later of (i) such event or (ii) the last day of the Plan Year in which he attains his Required Beginning Date. A Participant whose Net Balance Account is payable pursuant to the preceding sentence may elect to receive payment in whichever of the following methods the Participant shall elect in writing:

                    (A)  A single non-periodic payment;

                    (B) Substantially equal installments, not less frequently than annually, over a period certain determined in accordance with Section 11.12, either directly from the Program, or by purchase of a nontransferable period certain annuity contract purchased from an insurance company which is authorized to do business in any state and which has an A plus rating by A.M. Best Company or a comparable rating by a comparable service which rates insurance companies, payable for such period of time as the Participant shall elect; or

                    (C) In the form of a nontransferable life annuity contract in an amount which can be purchased from an insurance company designated by the Participant which is authorized to do business in any state and which has an A plus rating by A.M. Best Company or a comparable rating by a comparable service which rates insurance companies, with the Participant's vested Net Balance Account credited to his Accounts or with the portion of the Participant's vested Net Balance Account which the Participant elects to receive in the form of a nontransferable life annuity contract.

               (2)  Termination for Reasons Other than Retirement or Disability
                    -----------------------------------------------------------
          or Death. If a Participant has a Termination of Employment for reasons
          --------
          other than retirement on or after his Vesting Retirement Date, Disability or death, the Trustee shall distribute the Participant's vested Net Balance Account, subject to the Participant's election to receive nonperiodic or installment distributions, as described in
          Section 11.2(a)(1)(A) or (B), as follows:

                    (A)  Profit Sharing Account. The vested portion of the
                         ----------------------
               Participant's Profit Sharing Account shall be distributed to the Participant in cash or in McDonald's common stock, in accordance with Section 11.2(f), within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

                    (B)  Investment Savings Account. The Participant's
                         --------------------------
               Investment Savings Account shall be distributed to the Participant in cash or in McDonald's common stock, in accordance with Section 11.2(f), within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

                    (C)  Rollover Account and Rollover Holding Account. The
                         ---------------------------------------------
               Participant's Rollover Account and Rollover Holding Account shall be distributed to the Participant in cash or in McDonald's common stock, in accordance with Section 11.2(f) within a reasonable time after the

               Participant elects to receive or to commence receiving a distribution of such account.

                    (D)  McDESOP Accounts and LESOP Accounts. The Participant's
                         -----------------------------------
               McDESOP Accounts and LESOP Accounts, including the vested portion of all accounts identified in Sections 1.1(b) and in 1.1(c) shall be distributed to the Participant in cash or in McDonald's common stock as provided in Sections 11.2(g) or 11.2(h), as applicable, within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

                    (E)  Stock Sharing Accounts. The Participant's Stock Sharing
                         ----------------------
               Accounts, including the vested portion of all accounts identified in Section 1.1(d) shall be distributed to the Participant in cash or in McDonald's common stock as provided in Section 11.2(i) within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

                    (F)  Distributions in Default of Election. In the absence of
                         ------------------------------------
               an election by a Participant to receive a distribution of his entire vested Net Balance Account or to commence to receive installment distributions at least equal to the greater of the Minimum Distribution Amount, as defined in Section 11.12(d), and the amount determined under Section 11.2(d)(3), his entire vested Net Balance Account shall be distributed not later than his Required Beginning Date.

               A Participant entitled to elect to receive a distribution or to commence receiving distributions pursuant to this Section 11.2(a)(2) is not entitled to elect an annuity form of distribution.

               (3)  Break in Service. If a Participant has a Break in Service
                    ----------------
          without having a Termination of Employment, the Trustee shall distribute the portion of his vested Net Balance Account in his Profit Sharing Accounts in cash and in a single non-periodic payment within a reasonable time after the earlier of the Valuation Date next following the date the Participant elects to receive such distribution or after the Participant attains his Required Beginning Date; provided that if the Participant completes one year of Eligibility Service following the Break in Service, he shall not be permitted further elections to receive distributions made pursuant to Article XI, except as he may otherwise be entitled to receive in-service distributions pursuant to
          Section 11.16, until he again has a subsequent Break in Service or Termination of Employment.

          (b)  Elections by Retired or Disabled Participants. As permitted in
               ---------------------------------------------
     Section 11.2(a)(1), with respect to a distribution on account of a Participant's Termination of Employment on or after his Vesting Retirement Date or on account of Disability, a

     Participant may elect separately with respect to the portion of his Net Balance Account held in the Profit Sharing, McDESOP, LESOP, Stock Sharing, Rollover and Investment Savings portions of the Program, on such form as may be provided or approved by the Committee, the form of benefit and the date (including an immediate or a delayed date) of commencement of benefits. The actual date of distribution shall be determined in accordance with the administrative procedures established by the Plan Administrator but shall be no earlier than the day following the Valuation Date which next follows the date the completed election form is submitted to the Plan Administrator. To the extent that such a Participant is receiving a portion of his benefit in a form other than an annuity purchased from an insurance company, he may from time to time make or change his benefit elections to accelerate or to delay the date and the rate of distribution on such a form as may be provided or approved by the Committee, subject to such rules as the Committee shall specify and to the limits stated in Sections 11.2(d) and 11.2(e), hereof. In the absence of any election, a Participant who has a Termination of Employment on or after his Vesting Retirement Date or on account of Disability shall be deemed to have elected to receive the vested portion of his Net Balance Account in a single non-periodic payment paid within a reasonable time after the end of the calendar year in which he attains his Required Beginning Date.

          (c)  Types of Annuities. If the Participant elects to receive his
               ------------------
     benefit in the form of an annuity contract as permitted under Section 11.2(a)(1), each Participant, subject to Sections 11.2(d) and 11.2(e) shall have the right to direct the Trustee to purchase an available nontransferable annuity contract from an insurance company designated by the Participant which is authorized to do business in any state and which has an A plus rating by A.M. Best Company or a comparable rating by a comparable service which rates insurance companies. The benefit under such annuity contract shall be paid to the Participant prior to his death, and if a joint and survivor annuity is provided, unless such joint annuitant shall be the Participant's spouse, the periodic benefit payable to the Participant's Beneficiary shall not be greater than the Applicable Percentage of the benefit paid to the Participant as shown in Appendix A.

          (d)  Limitations on Participant Elections. Notwithstanding the
               ------------------------------------
     provisions of Section 11.9, 11.12 or any elections made by the Participant pursuant 11.2(a) or (b),

               (1)  Period for Installment or Annuity Payments. Except as
                    ------------------------------------------
          provided in Section 11.14, installment payments and period certain payments under any annuity contract purchased from an insurance company shall be made or shall commence not later than the Required Beginning Date and shall be made over a period not in excess of the lesser of (A) the period determined under Section 11.2(d)(3) or (B) the Participant's life expectancy or the joint and last survivor life expectancy of the Participant and his Beneficiary (such life expectancies to be determined in accordance with Section 11.12(e)). In the case of payments made in the form of a life annuity, payments shall be made over a period not in excess of the life of the Participant or the lives of the Participant and his Beneficiary.

               (2)  Annuity Payments. If benefits are paid under an annuity
                    ----------------
          contract, payments shall be non-increasing or shall increase only as follows:

                    (A) with any percentage increase in a specified and generally recognized cost-of-living index;

                    (B) to the extent of the reduction in the Participant's payments to provide for a survivor benefit upon death of the beneficiary whose life was being used to determine the period over which benefits are being paid; or

                    (C) to provide cash refunds of Participant Contributions upon the Participant's death.

               (3)  Minimum Distribution Incidental Benefit Requirements. If
                    ----------------------------------------------------
          benefits are paid in installments to the Participant and if the Participant's beneficiary is not his spouse or his former spouse receiving benefits pursuant to a Qualified Domestic Relations Order as defined in Section 16.5, payments for the later of the calendar year in which the Participant has a Termination of Employment or attains the age of 70-1/2 and in each calendar year thereafter shall equal at least the dollar value of the Participant's vested Net Balance Account as of the last Valuation Date of the immediately preceding Plan Year divided by the following Applicable Divisor from Appendix B.

          If benefits are paid in the form of an annuity with a period certain feature and if the Participant's beneficiary is not his spouse or his former spouse receiving benefits pursuant to a Qualified Domestic Relations Order as defined in Section 16.5, the number of years over which such period certain payments are made shall not exceed the lesser of (1) the Participant's or the Participant's and Beneficiary's joint and last survivor life expectancy as determined in Section 11.12(e) or (2) the number of years shown in the Applicable Divisor column in Appendix B.

          (e)  Qualified Joint and Survivor Annuities.
               --------------------------------------

               (1)  Notwithstanding the foregoing provisions of this Section
          11.2 to the contrary, in the case of a Participant who has elected pursuant to Section 11.2(a)(1) to receive one or more of his Accounts in a life annuity, such distribution shall be in the form of a Qualified Joint and Survivor Annuity purchased by the Trust from an insurance company designated by the Participant which is authorized to do business in any state and which has an A plus rating by A.M. Best Company or a comparable rating by a comparable service which rates insurance companies, unless the Participant with his spouse's consent as provided in Section 11.10 elects to receive a different form of annuity or another form of benefit. The term "Qualified Joint and Survivor Annuity" means an immediate annuity payable, for a married Participant, to the Participant for life and, if the Participant's spouse survives the Participant, a survivor annuity payable to the spouse for life in an amount equal to 50 percent (50%) of the annuity payable to the Participant and, for an unmarried Participant, a single life annuity payable to the Participant for life. The amount of the benefits payable under a Qualified Joint and Survivor Annuity shall be the amount which can be purchased from an insurance company with the vested portion of one or more of his Accounts with respect to which the Participant elects to receive benefits in the form of a life annuity.

               (2) If a Participant who has elected to receive all or a portion of his vested Net Balance Account in the form of a life annuity dies before the annuity starting date, such portion of his vested Net Balance Account shall be paid to his surviving spouse in the form of a Qualified Preretirement Survivor Annuity payable to the surviving spouse for life ("QPSA") unless either the Participant, with his spouse's consent in accordance with Section 11.10, has elected to waive the QPSA or the spouse elects pursuant to Section 11.3(a)(3) to waive the QPSA and to receive another form of benefit; provided that if the Trust has paid for an annuity to provide a life annuity benefit elected by the Participant and the Participant dies before his annuity starting date under the contract, the QPSA shall be provided by the annuity contract and the surviving spouse shall have no claim against the Trust with respect to the Accounts which he has elected to receive in the form of a life annuity. Any portion of a Participant's vested Net Balance Account in excess of the value of a QPSA, if paid directly by the Program, or remaining after the payment of annuity premiums to an insurance company, if paid by an insurance company, shall be distributed to the Participant's Beneficiary as provided in Section 11.3.

               (3) A Participant who elects to receive benefits in the form of a life annuity and to whom benefits would be payable in the form of a Qualified Joint and Survivor Annuity pursuant to this Section 11.2(e) shall have the right to waive a Qualified Joint and Survivor Annuity (such waiver shall be consented to by the Participant's spouse in writing in accordance with Section 11.10) and the QPSA by delivering written notice to the Committee, at any time within the 90 day period prior to the annuity starting date, electing to receive all or a portion of such benefits in a different form of annuity or another form of benefit. If a Participant elects to receive benefits in the form of a life annuity, the Committee shall within a reasonable period of time provide the Participant, by personal delivery or first class mail, with a written explanation of:

                    (A) the terms and conditions of the Qualified Joint and Survivor Annuity and the QPSA;

                    (B) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity and the QPSA;

                    (C) the rights of the Participant's spouse to consent to the Participant's election to waive the Qualified Joint and Survivor Annuity and the QPSA and the effect of consenting to such waiver; and

                    (D) the Participant's right to make, and the effect of, a
               revocation of an election to waive the Qualified Joint and Survivor Annuity and the QPSA.

          Any election made by a Participant to receive a life annuity form of benefit pursuant to this Section 11.2(e) may be revoked by such Participant (with his spouse's consent) by delivering written notice to the Committee at any time prior to the Participant's annuity starting date and, once revoked, may be made again at any time by delivering written notice to the Committee prior to the Participant's annuity starting date. If a Participant, who has elected a life annuity form of benefit and who has not waived (with his spouse's consent) the QPSA, dies before his annuity starting date, his surviving spouse may elect pursuant to (A) through (D) and Section 11.10 to waive the QPSA.

          (f)  Form of Profit Sharing Distributions. If the method of
               ------------------------------------
     distribution selected by a Participant includes either a nonperiodic payment or installment payments or a combination of nonperiodic payments and installments, the Participant may elect, on such form and in such manner as the Committee shall provide or permit, to receive the Profit Sharing Plan portion of his vested Net Balance Account distributed in cash or in shares of McDonald's common stock or in any combination of the two as elected by the Participant; provided however that, in the absence of an election to receive shares of McDonald's common stock, such distributions shall be made in cash and, further provided, that the portion of such distribution distributed in the form of shares of McDonald's common stock shall not, except as otherwise provided below, exceed the portion (if any) of the Participant's Net Balance Account invested in the Profit Sharing McDonald's Common Stock Fund.

          Until such time as a Participant's vested Net Balance Account has been distributed, transferred to a Holding Fund in accordance with Section 10.23 or forfeited in accordance with Section 11.4, any portion of the Participant's Net Balance Account remaining in the Profit Sharing Plan portion of the Program shall continue to be invested in accordance with
     Section 10.7 and the Participant's (or his Beneficiary's) investment elections in accordance with Section 10.8 or Section 10.9, as applicable.

          (g)  Form of McDESOP Distributions. A Participant's vested balances in
               -----------------------------
     his Participant Elected Contribution Account, Employer Matching Contribution Account and McDESOP Diversification Account shall be distributed in cash unless the Participant (or his Beneficiary) elects, at such time and in accordance with such procedures as the Committee shall from time to time permit, with respect to the portions of such accounts invested in McDonald's common stock, whether held in the Profit Sharing McDonald's Common Stock Fund or the McDESOP McDonald's Common Stock Fund, to receive a distribution in shares of McDonald's common stock.

          (h)  LESOP Accounts. A Participant's vested balances in his LESOP
               --------------
     Accounts and his LESOP Diversification Account shall be distributed in cash unless the Participant (or his Beneficiary) elects, at such time and in accordance with such procedures as the Committee shall from time to time permit, with respect to the portions of such accounts invested in Company Stock, whether held in the Profit Sharing McDonald's Common Stock Fund or the LESOP portion of the Trust, to receive a distribution in shares of McDonald's common stock.

          (i)  Stock Sharing Accounts. A Participant's vested balances in his
               ----------------------
     Stock Sharing Accounts shall be distributed in cash unless the Participant (or his Beneficiary) elects, at such time and in accordance with such procedures as the Committee shall from time to time permit, with respect to the portions of such accounts invested in McDonald's common stock to receive a distribution in shares of McDonald's common stock.

          (j)  Distributions in Whole Shares. A Participant or Beneficiary who
               -----------------------------
     is entitled to a distribution in the form of Company Stock may elect to receive McDonald's common stock distribution in lieu of cash by filing a written election with the Committee on forms approved by the Committee and in a manner prescribed by the Committee on or before the Valuation Date coincident with or next preceding the date of distribution. However, if any distribution in shares of McDonald's common stock described in this Section
     11.2 would not be in whole shares, the value of any fractional share shall be distributed in cash.

          Until such time as a Participant's vested Net Balance Account has been distributed, transferred to a Holding Fund in accordance with Section 10.23, or forfeited in accordance with Section 11.4, (A) any portion of his Net Balance Account in his Diversification Account shall continue to be invested as provided in Section 10.10, and (B) any portion of his Net Balance Account remaining in the McDESOP, LESOP or Stock Sharing portions of the Program shall continue to be invested in Company Stock and held therein.

          (k)  Put Option. If any Company Stock distributed from a Participant's
               ----------
     Participant Elected Contribution Account, Employer Matching Contribution Account, McDESOP Diversification Account, LESOP Diversification Account or Stock Sharing Account is not readily tradeable on an established market when distributed, the distributee shall have the put option rights with respect to such shares which are described in Section 6.5(b).

          (l)  Distributions After Rehire. If a Participant who has had a
               --------------------------
     Termination of Employment subsequently becomes an Employee, such Participant shall not be entitled to elect distributions until he again becomes eligible to receive distributions as provided in Section 11.2.

  11.3    Payment of Net Balance Account on Death of Participant.
          ------------------------------------------------------

          (a)  Form of Payment. The Net Balance Account of a Participant who
               ---------------
     dies before having a Termination of Employment shall be fully vested. The Net Balance Account of a Participant who dies after having a Termination of Employment for reasons other than a Termination of Employment on or after his Vesting Retirement Date, death or Disability shall be vested as provided in Section 11.4(b). If a Participant dies before his entire vested Net Balance Account has been paid from the Program, except to the extent otherwise provided in Section 11.2(e)(2) in cases in which the Participant has elected a life annuity form of distribution, distributions shall be made as follows:

               (1) If the Participant has a surviving spouse, the Trustee shall distribute the vested portion of the Participant's Net Balance Account to the Participant's surviving spouse as the Participant's Beneficiary in accordance with Section 11.3(a)(3) unless the Participant (with his spouse's consent in accordance with Section 11.10) has named another Beneficiary.

               (2) If the Participant does not have a surviving spouse or if the Participant (with his spouse's written consent in accordance with Section 11.10) has named another Beneficiary, the Trustee shall distribute the vested portion of the Participant's Net Balance Account in accordance with Section 11.3(a)(3) to the Beneficiary named by the Participant in accordance with Section 11.6.

               (3) The Participant's vested Net Balance Account shall be distributed within a reasonable time after the Valuation Date following the Participant's death or at such later date as the Beneficiary may elect under Section 11.3(b). Distributions to the Participant's Beneficiary shall be in whichever of the following methods of payment the Beneficiary, by written notice to the Committee, shall elect, unless the Participant has elected in a written notice delivered to the Committee not to permit such Beneficiary elections in which case the Participant shall elect the method of payment, from the following:


                    (A)  A single non-periodic payment;

                    (B) Substantially equal installments, not less frequently than annually, over a period certain, directly from the Profit Sharing Plan portion of the Program; or

                    (C) In the form of a nontransferable annuity contract purchased from an insurance company designated by the Beneficiary which is authorized to do business in any state and which has an A plus rating by A.M. Best Company or a comparable rating by a comparable service which rates insurance companies payable to the Beneficiary over his life.

          In the absence of any election by a Participant or a Beneficiary as to time and manner of payment, the Participant and the Beneficiary shall be deemed to have elected to receive the entire benefit in an immediate single non-periodic payment. Distributions shall be made to a Participant's Beneficiary in cash or in Company Stock as provided under Sections 11.2(f) through 11.2(j).

          (b)  Beneficiary's Elections. With respect to a distribution on
               -----------------------
     account of a Participant's death, his Beneficiary, as designated pursuant to Section 11.6, may elect the form of benefit and the date of commencement of benefits, unless the Participant has elected not to permit such Beneficiary elections. If the Participant has not elected otherwise, the Beneficiary may also elect, with respect to benefits not being received in the form of an annuity, to accelerate or to delay the receipt of benefits. Such elections shall be made in writing on a form provided or approved by the Committee and are subject to such rules as the Committee shall specify and to the limits stated in Sections 11.3(c) through 11.3(h), as applicable. Once a Beneficiary has made benefit elections, he may in the same manner and subject to the same conditions, with respect to benefits not being received in the form of an annuity contract purchased from an insurance company, change the election at any time, and with respect to any election delay or accelerate the receipt of benefits from time to time.

          (c)  Period of Distribution - Death After Distributions Commence.
               -----------------------------------------------------------
     Notwithstanding any other provisions of this Program and any elections made by the Participant or his Beneficiary, except an election made in accordance with Section 11.13(a), if a Participant dies on or after his Required Beginning Date but before his entire vested Net Balance Account has been distributed, and on or after the date upon which distribution of his vested Net Balance Account has commenced in installments over a period certain:

               (1) not in excess of the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his Beneficiary and such life expectancy was not subject to redetermination under Section 11.12(e), the balance of the Participant's vested Net Balance Account shall be distributed to his Beneficiary at least as rapidly as under the method of distribution in effect on the date of the Participant's death; or

               (2) not in excess of the Participant's life expectancy or the life expectancies of the Participant and his Beneficiary one or both of which are subject to periodic redetermination in accordance with
          Section 11.12(e), the balance of the Participant's vested Net Balance Account shall be distributed to his Beneficiary (A) by the last day of the Plan Year following the Plan Year in which the Participant died, if the period was based solely upon the Participant's life expectancy and (B) over a period not longer than the Beneficiary's remaining life expectancy as determined under the method of determining life expectancy used for the Beneficiary at the time benefit payments commenced to the Participant, if the period was based upon the joint and last survivor life expectancy of the

          Participant and the Beneficiary. The remaining life expectancy of a Beneficiary for purposes of the preceding sentence shall be (1) if such life expectancy is not subject to redetermination, the Beneficiary's life expectancy at the time installment payments commenced to be made to the Participant reduced by one year for each year over which such payments have been made or (2) if such life expectancy is subject to redetermination, the Beneficiary's life expectancy as redetermined at the applicable times following the Participant's death.

          (d)  Period of Distribution - Death Before Distributions Commence.
               ------------------------------------------------------------
     Notwithstanding any elections made by a Participant or Beneficiary, if
     Section 11.3(c) is not applicable, and a Participant dies before his entire vested Net Balance Account has been distributed or commenced to be distributed, the Participant's vested Net Balance Account shall be distributed not later than December 31 of the calendar year which contains the fifth anniversary of the Participant's death; except that if his Beneficiary is an individual, the Participant's vested Net Balance Account may be distributed over a period not exceeding the Beneficiary's life expectancy (or, if there are multiple Beneficiaries, the Beneficiary with the shortest life expectancy) determined as of the date of the Participant's death, and if the Beneficiary is a trust, the Participant's vested Net Balance Account may be distributed over a period not exceeding the life expectancy of the beneficiary of the trust or estate who then has the shortest life expectancy determined as of the Participant's death, beginning, in either event, no later than December 31 of the calendar year after the calendar year of the Participant's death to the extent permitted under Section 11.3(h). Notwithstanding the foregoing, if the Beneficiary is the Participant's surviving spouse, distribution shall be made or shall commence not later than December 31 of the calendar year in which the Participant would have attained the age of 70-1/2 years.

          (e)  Death of Surviving Spouse Who Is Beneficiary Before Benefit
               -----------------------------------------------------------
     Payments Commence. If the surviving spouse of a Participant is the
     -----------------
     Beneficiary, and the surviving spouse dies before distributions have begun to the surviving spouse in accordance with Section 11.3(c)(1) or (2), the rules of Sections 11.3(c) and 11.3(d) shall apply as though such surviving spouse were the Participant, substituting the date of death of such spouse for the date of the Participant's death to determine the dates therein. Distributions are considered to have begun to the surviving spouse on the later of the dates specified in Section 11.3(c)(1) or (2).

          (f)  Death of Beneficiary After Benefit Payments Commence. If a
               ----------------------------------------------------
     Beneficiary has commenced to receive distributions under Section 11.3(d), and such Beneficiary dies before the entire vested Net Balance Account has been distributed, any subsequent Beneficiary whose status as a Beneficiary was contingent on the death of the first Beneficiary shall receive distributions at least as rapidly as under the distribution method in effect upon the first Beneficiary's death.

          (g)  Amount Paid to a Child. Any amount paid to a child, in accordance
               ----------------------
     with regulations prescribed by the Secretary of the Treasury, shall be treated as if it had been paid to the Participant's surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or such other events as the Secretary of the Treasury may by regulations prescribe).

          (h)  Trust as Beneficiary. Notwithstanding the foregoing provisions of
               --------------------
     Section 11.3, if a trust is designated the Beneficiary under the Program and

               (1) if the following requirements are met, the Beneficiary or Beneficiaries of the trust shall be considered the Beneficiary in accordance with applicable regulations and rulings for the purpose of determining the period over which distributions in the form of installments or annuities may be distributed. The applicable trust requirements are:

                    (A) the trust is a valid trust under state law, or would be but for the fact that there is no corpus;

                    (B) the trust is irrevocable or will become so by its terms upon the Participant's death;

                    (C) the beneficiaries of the trust with respect to the trust's interest in the Participant's vested Net Balance Account are identifiable from the trust instrument as provided in Section 401(a)(9) of the Internal Revenue Code and the regulations adopted or proposed thereunder; and

                    (D) a copy of the trust instrument has been provided to the Plan Administrator; and

               (2) If the above listed requirements are not met and the Participant dies on or after the Participant's Required Beginning Date, the Participant shall be treated as not having designated a Beneficiary for purposes of determining the period over which distributions may be made and distributions shall be made to the trust at least as rapidly as over the longest period over which distributions could have been made under Section 11.3(c) if the Participant had no Beneficiary.

               (3) If the above listed requirements are not met, and the Participant dies before his Required Beginning Date, the Participant shall be treated as not having designated a Beneficiary for purposes of the exception to the requirement in Section 11.3(d) that distributions be made within five years and, therefore, distributions shall be made within the five year period designated in Section 11.3(d).

  11.4    Vesting and Forfeitures.
          -----------------------

          (a) A Participant who has a Termination of Employment on or after his Vesting Retirement Date or who has a Termination of Employment on account of Disability or death shall be fully vested in his Net Balance Account.

          (b) If a Participant has a Break in Service or has a Termination of Employment with the Employer for reasons other than retirement on or after his Vesting Retirement Date, death, or Disability, such Participant shall be fully vested in his (1) Investment Savings Account; (2) his Rollover Account; (3) Rollover Holding Account; (4) Participant Elected Contribution Account; (5) Employer Matching Contribution Account; (6) McDESOP Diversification Account; and (7) Stock Sharing Account. Such Participant shall be vested in his Profit Sharing Account, LESOP Account and LESOP Diversification Account in accordance with the following table wherein the first column represents the Credited Service of the Participant, and the second column represents the Vested Percentage of the Participant's Profit Sharing Account, LESOP Account and LESOP Diversification Account:

               (A) For Participant's Whose Termination of Employment was on or before December 31, 1999

          Years of Credited Service               Vested Percentage
          -------------------------               -----------------

          less than 2 years                               0
          2 years but less than 3                         5
          3 years but less than 4                        20
          4 years but less than 5                        40
          5 years but less than 6                        60
          6 years but less than 7                        80
          7 years and over                              100

               (B) For Participant's Whose Termination of Employment is on or after January 1, 2000

          Years of Credited Service               Vested Percentage
          -------------------------               -----------------

          less than 1 year                                0
          1 years but less than 2                        20
          2 years but less than 3                        40
          3 years but less than 4                        60
          4 years but less than 5                        80
          5 years and over                              100

          (c) The portion of the Participant's Profit Sharing Account, LESOP Account and LESOP Diversification Account which is not vested as of his Termination of Employment or the occurrence of a Break in Service shall become a Forfeiture at the earlier of (1) the first day of the Plan Year immediately following the Plan Year in which the Participant has five consecutive Breaks in Service or (2) as of the Valuation Date immediately following the Valuation Date as of which the Vested Percentage of the Participant's Profit Sharing Account, LESOP Account and LESOP Diversification Account, respectively, are distributed. Subject to Section 11.3(d) and 11.3(e), (A) Forfeitures occurring with respect to a Participant's Profit Sharing Account shall be credited to the McDESOP Holding Fund as of the Valuation Date following the date the amount of such Forfeiture is determined but not later than the sixth Valuation Date after the date as of which the amounts became a Forfeiture and (B) from Participants' LESOP Accounts and LESOP Diversification Account shall be allocated for the Plan Year among all Active Participants as provided in
     Section 7.3 for Forfeitures from Participants' LESOP Accounts. A Participant whose Vested Percentage is zero at the time of his Termination of Employment or Break in Service shall be deemed to have had a distribution of the Vested Percentage of his Profit Sharing Account, LESOP Account and LESOP Diversification Account as of the Valuation Date immediately following the date on which the Participant has a Termination of Employment or Break in Service.

          (d) If a Participant, (1) who had a Termination of Employment, resumes employment with an Employer before he has a Break in Service or,
     (2) who had a Termination of Employment or Break in Service occurring on or after January 1, 1985, earns one Year of Eligibility Service following the Break in Service (but before having five consecutive Breaks in Service), the amount of the Participant's Profit Sharing Account, LESOP Account and LESOP Diversification Account, if any, forfeited under Section 11.4(c) shall be reinstated to the respective Accounts out of Forfeitures from the Profit Sharing portion and the LESOP portion of the Program, respectively, for the Plan Year in which such resumption of employment occurs or such one Year of Eligibility Service is earned, whichever is applicable. To the extent that Forfeitures for such Plan Year are not sufficient, the amount to be reinstated shall be charged against income of the Profit Sharing Holding Fund and the McDESOP Holding Fund, respectively. Thereafter, in the case of a Participant who received a distribution and had his Forfeiture reinstated, the Participant's Vested Percentage in his Profit Sharing Account, LESOP Account or LESOP Diversification Account shall be equal to an amount determined by subtracting the amount distributed (the "Distributed Amount") on the Participant's Termination of Employment or Break in Service from the product of (1) the Participant's Vested Percentage determined pursuant to Section 11.4 multiplied by (2) the sum of
     (a) the Distributed Amount and (b) the value of the Participant's Profit Sharing Account, LESOP Account or LESOP Diversification Account, respectively.

          (e) The amount, if any, forfeited under Section 11.4(c) shall not be reinstated if a Participant is rehired or again becomes a Participant and if the Participant either (1) had a Break in Service before January 1, 1985 or (2) did not have a Break in Service before January 1, 1985 and had five consecutive Breaks in Service. If all or a portion of the Vested Percentage of a Participant's Profit Sharing Account, LESOP Account or LESOP Diversification Account prior to his Termination of Employment or Break in Service was not distributed prior to his resumption of service and he was not 100% vested in such accounts upon Termination of Employment or Break in Service, then: (1) the Vested Percentage of the Participant's Profit Sharing Account, LESOP Account or LESOP Diversification Account at the time of Forfeiture which was not distributed shall be held in a "Pre-Break Profit Sharing Account," "Pre-Break LESOP Account" or "Pre-Break LESOP Diversification Account," respectively, which shall be 100% vested; and (2) the Participant's Profit Sharing Contributions and the net earnings thereon and LESOP Contributions and the net earnings thereon attributable to service after the Break in Service or five (5) consecutive Breaks in Service, as applicable, shall be held in a "Post-Break Profit Sharing Account," and "Post-Break LESOP Account," respectively, which shall be vested in accordance with Section 11.4(b). Any amounts transferred to the Participant's LESOP Diversification Account from the Participant's Pre-Break LESOP Account shall be held in the Participant's Pre-Break LESOP Diversification Account and amounts transferred from the Participant's Post-Break LESOP Account shall be held in the Participant's Post-Break LESOP Diversification Account.

          (f) Each Participant who is a certified swing manager, primary maintenance employee, crew member or other hourly restaurant employee who is an Employee on July 1, 1992, shall be fully vested in his LESOP Account as of July 1, 1992.

  11.5    Payment of Employer Profit Sharing Contribution for Year of
          -----------------------------------------------------------
Termination of Employment. If a Participant (or the Beneficiary thereof) who is
-------------------------
an Active Participant for the Plan Year in which or immediately before which he has a Termination of Employment receives an allocation of Employer Profit Sharing Contributions pursuant to Section 7.1, an allocation of Company Stock released from the LESOP Suspense Account pursuant to Section 7.3 or an allocation of Employer Matching Contributions and Forfeitures pursuant to
Section 7.2 after he has received a single sum distribution of his Net Balance Account, the vested portion of any such allocation shall be distributed to the Participant or, in the event of his death, to his Beneficiary within a reasonable time after the later of the close of the Plan Year or the Valuation Date following the Participant's election to receive such distribution. If such Participant or Beneficiary has not received a single sum distribution of his vested Net Balance Account, any such allocations pursuant to Sections 7.1, 7.2 and 7.3 for the Plan Year shall be credited to the Participant's respective Accounts and the vested portion of such contributions shall be distributed as a part of such account in the manner provided in Section 11.2 or 11.3, whichever shall apply.

  11.6    Designation of Beneficiary and Form of Beneficiary Benefit. Subject to
          ----------------------------------------------------------
Sections 11.3 and 11.10, the Participant may (1) designate his Beneficiary, (2) elect the form of his Beneficiary's benefit and (3) elect to prohibit Beneficiary elections under Section 11.3(b) on forms provided by and filed with the Committee; provided that a beneficiary designation completed and filed with the Committee before January 1, 1989, under the McDonald's Corporation Savings and Profit Sharing Plan shall be deemed to apply to the Profit Sharing Plan portion of the Program and a beneficiary designation completed and filed with the Committee before January 1, 1989, under the McDonald's Matching and Deferred Stock Ownership Plan shall be deemed to apply to the McDESOP and LESOP portions of the Program. A beneficiary designation form filed with the Committee on or after January 1, 1989 and before January 1, 1996 shall be deemed to apply to the Profit Sharing, McDESOP and LESOP portions of the Program and to replace all prior Beneficiary designations unless the Beneficiary designation provides otherwise. A Beneficiary designation filed by a Participant under the Stock Sharing Plan before January 1, 1996 shall be deemed to apply to the Stock Sharing portion of the Program. A Beneficiary designation filed with the Committee on or after January 1, 1996, shall be deemed to apply to the entire Program and to replace all prior Beneficiary designations except to the extent such Beneficiary designation provides otherwise. The Participant may submit separate Beneficiary designations for the Profit Sharing, McDESOP, LESOP and Stock Sharing portions of the Program and change his Beneficiary designation and his elections concerning his Beneficiary's benefit from time to time by filing the beneficiary designation form with the Committee. No designation of Beneficiary or election concerning a Beneficiary's benefit or change of such designation or election shall be effective until filed with the Committee. If a Participant shall fail to file a valid Beneficiary designation, if all persons designated on the Beneficiary designation form predecease the Participant (or, in the case of a Beneficiary other than an individual, cease to exist prior to the Participant's death) or to the extent that the Participant's Beneficiary designation form fails to dispose of his entire interest, the Trustee shall distribute the Participant's vested Net Balance Account to the following persons in the following order of precedence:

          (a)  His surviving spouse;

          (b) With respect to the Profit Sharing Plan portion of the Program, his Beneficiary designated under McDESOP portion of the Program; with respect to the McDESOP and LESOP portions of the Program, his Beneficiary designated under the McDonald's Corporation Savings and Profit Sharing Plan or the Profit Sharing Plan portion of the Program; and with respect to the Stock Sharing portion of the Program, those persons designated by the Participant to receive his death benefits under the Participant's McDonald's basic group term life insurance benefits or, in the absence of such designation, under the Profit Sharing Plan portion of the Program.

          (c) The person or entity who receives the Participant's McDonald's basic group term life insurance benefits;

          (d)  His lawful descendants including adopted children per stirpes;

          (e) His parents in equal shares, or (if only one parent survives him) his surviving parent;

          (f)  The lawful descendants of his parents, per stirpes;

          (g)  His estate.

In the absence of a Participant's election to prohibit the Beneficiary elections allowed in Section 11.3(b), his Beneficiary shall be permitted to make such elections.

  11.7    Incompetency, Distribution of Benefits.
          --------------------------------------

          (a) If a Participant or Beneficiary is declared an incompetent or is a minor, and a conservator, guardian or other person legally charged with his care is appointed or if such Participant is not a minor and has executed a so-called durable power of attorney and if the Committee is given written notice of such appointment or power of attorney, any benefits to which such Participant or Beneficiary is entitled shall be distributable to such conservator, guardian or other person legally charged with his care or to the attorney-in-fact under the power of attorney.

          (b) If a Participant or Beneficiary is incompetent, a minor or, in the opinion of the Committee, would fail to derive benefit from distribution of his accounts and if a conservator, guardian or other person legally charged with his care has not been appointed or if the Committee has not been given written notice of such appointment, the Committee may
     (1) require the appointment of a conservator or guardian, (2) distribute the Participant's Accounts to relatives of the Participant or Beneficiary for the benefit of the Participant or Beneficiary, or (3) distribute such Accounts directly to or for the benefit of the Participant or Beneficiary.

          (c) The decision of the Committee in such matters shall be final, binding and conclusive upon the Employer and the Trustee and upon each Employee, Participant, Beneficiary and every other person or party interested or concerned, and neither the Employer, the Committee nor the Trustee shall be under any duty to see to the proper application of such distribution made to or for a Participant or Beneficiary, or conservator, guardian or relative of a Participant or Beneficiary.

  11.8    Deduction of Taxes from Accounts Payable. The Trustee or the Committee
          ----------------------------------------
may deduct from the amount to be distributed such amount as the Trustee or the Committee, in its sole discretion, deems proper to protect the Trustee, the Committee and the Trust against liability for the payment of death, succession, inheritance, income, or other taxes, and out of the money so deducted, the Trustee may discharge any such liability and pay the amount remaining to the Participant, the Beneficiary or the deceased Participant's estate, as the case may be.

  11.9    Deadline for Payment of Benefits. Except to the extent that a
          --------------------------------
Participant in accordance with the Program otherwise elects and except to the extent it is not administratively feasible, payment of benefits shall be made or commence not later than sixty (60) days after the latest of (a) the close of the Plan Year in which the Participant attains age fifty-five (55), (b) the close of the Plan Year in which occurs the tenth (10th) anniversary of the Plan Year in which the Participant commenced participation, and (c) the close of the Plan Year in which the Participant has a Termination of Employment; provided that, a Participant, who is entitled to receive a distribution pursuant to this Section
11.9 and whose vested account balance is equal to at least $5,000, must submit a claim for benefits before any distributions will be made hereunder.

  11.10   Spousal Consent to a Beneficiary or a Waiver.
          --------------------------------------------

          (a) A valid spousal consent to the Participant's naming of a Beneficiary other than his spouse or to the Participant's Waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall be:

               (1)  in a writing acknowledging the effect of the consent;

               (2)  witnessed by a notary public;

               (3) effective only with respect to a specific Beneficiary and, in the case of a waiver of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity, shall specify an optional form of benefit unless the spouse voluntarily in such consent expressly permits subsequent designations of beneficiaries or elections of optional forms of benefit without further spousal consent and acknowledges the spouse's right to limit the consent to a specific Beneficiary and optional form of benefit, where applicable; and

               (4)  effective only for the spouse who exercises the consent;

     provided that notwithstanding the provisions of this Article XI, the consent of a Participant's spouse shall not be required if it is established to the satisfaction of a Plan representative that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe.

          (b) To the extent provided in any Qualified Domestic Relations Order (as defined in Section 16.5, the former spouse of a Participant shall be treated as the surviving spouse of such Participant for purposes of Section
     11.3 and for providing consent in accordance with Section 11.10(a).

  11.11   Single Sum Payment without Election. Notwithstanding any provisions of
          -----------------------------------
this Article XI to the contrary (except Section 11.14 to the extent therein provided), if the Participant or Beneficiary is entitled to a distribution because of the Participant's Break in Service (but not in the case of a Break in Service without a Termination of Employment), retirement on or after his Vesting Retirement Date, death, Disability, or other Termination of Employment, and if the value of the vested portion of a Participant's Net Balance Account under the Program does not exceed $5,000, the Committee shall direct the immediate distribution of such benefit prior to the annuity starting date or other date of distribution or commencement of distribution, regardless of any election or consent of the Participant, his spouse, or other Beneficiary. If the Net Balance Account under the Program of an alternate payee under a Qualified Domestic Relations Order, as provided under Section 16.5, does not exceed $5,000, the Committee shall direct the immediate distribution of such benefit regardless of any election of the alternate payee absent a contrary provision in the Qualified Domestic Relations Order.

  11.12   Installment Payments. Subject to Section 11.4 and 11.2(d):
          --------------------

          (a)  Elected Installments Paid to Participant. If a Participant elects
               ----------------------------------------
     installment payments, they shall be substantially equal installments, paid at least annually, over a period certain as elected by the Participant which period shall not be in excess of the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his Beneficiary, if such Beneficiary is an individual ("Applicable Life Expectancy") determined as of the date such payments commence; provided that if elected by the Participant pursuant to Section 11.12(e), life expectancy may be redetermined.

          (b)  Required Installments Paid to Participant. The Applicable Life
               -----------------------------------------
     Expectancy of a Participant, who according to the records of the Employer has attained the age of 70-1/2 and who elects to receive installments but who fails to make a permissible election with respect to the period over which installments shall be paid or fails to provide the Committee with any requested proof of his age or the age of his Beneficiary by such deadline as the Committee shall require, shall be deemed to be the life expectancy of the Participant as reasonably determined from the records of the Employer; provided that if a Participant subsequently provides the Committee with proof that his age is greater than the Employer's records indicated, the Committee shall redetermine the Participant's Applicable Life Expectancy based upon the corrected information and shall distribute to the Participant any amounts which would have been required to be distributed if the Participant's correct age had been used to determine his Applicable Life expectancy for the purpose of determining the Minimum Distribution Amount, as defined in Section 11.12(d), for any installment distributions which have already been made.

          (c)  Installments Commencing After Participant's Death. If
               -------------------------------------------------
     installments commence to be paid after the Participant's death to the Participant's Beneficiary who is an individual, they shall be substantially equal installments, paid at least annually, over a period certain not in excess of the life expectancy of such individual determined as of the date such payments commence; provided that if the Participant's Beneficiary is his surviving spouse, such Beneficiary may elect to have his life expectancy redetermined as provided in Section 11.12(e).

          (d)  Minimum Distribution Amount. Installment payments are
               ---------------------------
     substantially equal if the amount of each installment distributed in a calendar year is not less than an amount equal to the balance of the person's Net Balance Account as of the last day of the preceding calendar year divided by the Applicable Life Expectancy ("Minimum Distribution Amount"). In calculating the Minimum Distribution Amount for each calendar year after the calendar year in which the Participant attained the age of 70-1/2 or for each calendar year after payments to the Beneficiary have commenced (either of which is called the "First Year"), the Applicable Life Expectancy shall be reduced by one for each calendar year which has elapsed commencing with the First Year.

          (e)  Determination of Life Expectancy. The life expectancy of a
               --------------------------------
     Participant and of his spouse and the joint and last survivor life expectancy of the Participant and his spouse may be redetermined for purposes of determining the amounts required to be distributed pursuant to
     Section 11.2(c), 11.2(d) or 11.12(a), if elected by the Participant (or his spouse, if the Participant is deceased and if his spouse is the Participant's Beneficiary) in accordance with such uniform and nondiscriminatory rules as the Committee shall establish, but may not be redetermined more frequently than annually. Life expectancies shall not be redetermined unless the Participant (or spouse) so elects by the date distributions are required to commence under the Program. Unless subject to redetermination, life expectancies are calculated using the Participant's or Beneficiary's birth date in the calendar year in which the Participant attains the age of 70-1/2, in the case of benefits commencing during the Participant's lifetime and in the case of payments to the Beneficiary, as of the date such payments commence. In the case of annuity payments made pursuant to an insurance contract, however, life expectancy is determined in the calendar year in which annuity payments commence. If a Participant's or his spouse's life expectancy is not being redetermined, it shall be reduced by one for each year after the calendar year in which it was determined for the purpose of determining the amount of installment payments hereunder. All life expectancies shall be determined using the expected return multiples in Tables V and VI of Treas. Reg. (S) 1.72-6 or any successor tables issued from time to time by the Internal Revenue Service.

  11.13   Required Minimum Distributions to Employed Participants.
          -------------------------------------------------------

          (a) Subject to Section 11.13(d) or 11.3(e), a Participant who has attained the age of 70-1/2 but has not had a Termination of Employment shall commence receiving installment payments in the Minimum Distribution Amount for the calendar year in which he becomes 70-1/2 not later than April 1 of the following year and installment payments for each calendar year after the calendar year in which he became 70-1/2, not later than the last day of each such year.

          (b) The amount distributed for the year in which such Participant becomes 70-1/2 and in each calendar year thereafter shall be not less than the Minimum Distribution Amount determined under Section 11.12(d).

          (c) A Participant who has not had a Termination of Employment and who will attain his Required Beginning Date in the next calendar year, may elect at such time and on such form as the Committee shall permit to receive his first distribution required pursuant to Section 11.13(a) in the year before the calendar year in which his Required Beginning Date occurs.

          (d) A Participant who has not had a Termination of Employment attains the age of 70-1/2 may elect to receive his entire vested Net Balance Account on or after the attainment of that age. Such a Participant, who elects to receive his entire vested Net Balance Account pursuant to the preceding sentence, may elect to have such election continue to apply each subsequent Plan Year until he changes the election with respect to a future Plan Year.

          (e) Notwithstanding the foregoing provisions of Section 11.13, a Participant, who is not a Five Percent Owner and has attained the age of 70 1/2 but has not had a Termination of Employment, may elect to receive or not to receive distributions as provided in Sections 11.13(a) and 11.13(b). If the Participant fails to make such an election, the distributions provided in Sections 11.13(a) and 11.13(b) shall be made to such a Participant. If such distributions have commenced to such a Participant, he or she may make an election to discontinue such distributions. If such distributions are not being made to a Participant, he or she may make one election, which shall be irrevocable subject to the Participant's right under Section 11.16(c) to elect a distribution of his entire Net Balance Account or to commence receiving distributions as provided in Sections 11.13(a) and 11.13(b). Elections made hereunder shall be made at such time and in accordance with such procedures as the Committee shall from time to time permit.

  11.14   Transitional Rules.
          ------------------

          (a)  TEFRA 242(b) Elections. Effective for all Participants and
               ----------------------
     Beneficiaries whether or not the Participant was an Employee after the Effective Date of the Program, notwithstanding any other provision herein, distributions to Participants or Beneficiaries made from the Profit Sharing Plan portion of the Program, except for the Participant's Diversification Account, are subject to any valid election under TEFRA Section 242(b) made under the McDonald's Corporation Savings and Profit Sharing Plan by a Participant prior to January 1, 1984 to have the distribution of the Participant's benefits deferred or extended beyond the period otherwise permitted under the provisions of this Article XI which was then permitted under applicable law until the Participant (or his Beneficiary) revokes the election by an act recognized as a revocation under TEFRA 242(b); provided that if the Participant's spouse is not the Beneficiary of 100 percent of his vested Accrued Benefit under the Program, the Participant's spouse shall have consented to the naming of another Beneficiary in accordance with Section 11.10.

          (b)  Distributions to Certain Participants and Beneficiaries in Pay
               --------------------------------------------------------------
     Status. Effective for all Participants and Beneficiaries whether or not the
     ------
     Participant was an Employee after January 1, 1984, for any distribution which would not have disqualified the Trust under Code Section 401(a)(9) as in effect prior to amendment by the Tax Reform Act of 1984, which was permitted under the Program as in effect on the date such distributions commenced, and which either

               (1) commenced prior to and continued on or after January 1, 1984, distributions may continue to the Participant or the Beneficiary to whom such distribution is being made under the method of distribution in effect; provided that the method of distribution was specified in a writing including the time at which the distribution was to commence, the period over which such distributions will be made and, in the case of any distribution upon the Participant's death, a list of the Beneficiaries of the Participant in order or priority; or

                 (2) commenced prior to the first Plan Year beginning in 1985, distributions may continue to the Participant or the Beneficiary to the extent permitted under applicable law, regulations and rulings.

     11.15  Sale of Restaurant - Special Vesting Rules. Notwithstanding any of
            ------------------------------------------
the provisions herein to the contrary, a Participant who is not 100% vested in his Profit Sharing Account and his LESOP Account and who has a Termination of Employment on account of a sale on or after December 1, 1986 but prior to January 1, 1993 of a McDonald's restaurant to a joint venture partnership in which the Company owns an interest ("Joint Venture") shall have a single opportunity to elect, in accordance with such procedures as the Committee shall establish, to receive a distribution of his benefits as provided in Article XI (or to retain the ability to make an election to receive such a distribution at any time) or (notwithstanding the provisions of Section 11.11 to the contrary), solely for purposes of determining the Participant's Vested Percentage in his Profit Sharing Account, his LESOP Account and LESOP Diversification Account, if any, to continue to be credited with Credited Service for employment with the Joint Venture. If the Participant elects to continue to be credited with Credited Service for employment with the Joint Venture, his Accounts will subsequently be distributed by applying Article XI as if the Joint Venture were his sole Employer for the purpose of determining when such Participant thereafter has a Termination of Employment. Service for periods of employment with the Joint Venture shall be determined by crediting each such electing Participant with one Year of Credited Service for each subsequent consecutive October 31 that such Participant is employed by the Joint Venture; provided that a Participant shall not receive more than one Year of Credited Service for a single Plan Year.

     11.16  In-Service Withdrawals.
            ----------------------

            (a)  Investment Savings and Rollover Accounts. A Participant may,
                 ----------------------------------------
     upon written notice to the Committee, given before the administrative cutoff date prior to the end of any calendar month, withdraw all or any portion of such Participant's Investment Savings Account, Rollover Account and Rollover Holding Account valued as of the Valuation Date of the calendar month in which such notice is given. Distribution of such withdrawals shall be made within the next calendar month. The Committee may, from time to time, establish such rules and procedures as it deems appropriate to administer or limit the withdrawal of Participant's Investment Savings Accounts, Rollover Accounts and Rollover Holding Accounts under this Section 11.16 provided, however, that in no event shall the Committee limit Participants' rights of withdrawal to less than one withdrawal per Plan Year. To the extent administratively feasible the period of notice required for withdrawal or distribution can be relaxed, reduced or eliminated upon appropriate request to the Committee.

            (b)  Stock Sharing Accounts. A Participant may, on a form at such
                 ----------------------
     time and in such manner as the Committee shall prescribe, elect to have distributed to him in cash or in shares of common stock of the Company, the shares which have been allocated to his Stock Sharing Account for eighty-four (84) months following the month in which such shares were allocated to his Stock Sharing Account, provided that such withdrawals shall consist of whole shares. As of the Effective Date all shares of common stock of the Company purchased with contributions to the Stock Sharing Plan have been held for more than 84 months and therefore may be distributed.

            (c)  Distributions after Age 70-1/2.  A Participant who has
                 ------------------------------
     attained the age of 70-1/2 but has not had a Termination of Employment may elect, at such time and on such form as the Committee shall permit, to begin receiving installment payments or a distribution of his entire Net Balance Account as provided in Section 11.13.

11.17       Direct Rollovers.
            ----------------

            (a) A Distributee whose benefit is distributable pursuant to another provision of the Program may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover; subject to such reasonable administrative requirements as the Committee may from time to time establish which may include, but shall not be limited to, requirements consistent with Treasury Regulations and other guidance issued by the Internal Revenue Service permitting de minimis standards for amounts eligible to be rolled over or paid partly to the Participant and partly rolled over. A Participant may make an election pursuant to this Section 11.17 only after the Distributee has met otherwise applicable requirements for receipt of a distribution under the Program, including but not limited to any applicable requirements that the Participant's spouse or (pursuant to a Qualified Domestic Relations Order as defined in Section 16.5) former spouse consent to the Participant's waiver of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity.

            (b) In the absence of the adoption by the Committee of any requirements to the contrary, the following shall apply:

                 (1) A Distributee whose Eligible Rollover Distribution is less than $200 upon the Valuation Date immediately preceding the date of distribution shall not be permitted to elect to have all or any portion of the distribution made in the form of a Direct Rollover.

                 (2) A Distributee who elects a Direct Rollover in an amount equal to at least $500 may also elect to have the remaining portion of his distribution paid to the Distributee.

                 (3) A Distributee shall be permitted to divide an Eligible Rollover Distribution into separate distributions to be paid to two or more Eligible Retirement Plans in two or more Direct Rollovers.

                 (4) A Distributee's election to make or not to make a Direct Rollover with respect to a payment in a series of periodic payments shall apply to all subsequent payments in the series until the Distributee changes his election.

                 (5) If a Distributee, who has been notified as to the availability of the Direct Rollover option, fails to elect a Direct Rollover with respect to an Eligible Rollover Distribution, such Distributee shall be deemed to have elected not to make a Direct Rollover.

          (c) As used in this Section 11.17, the following terms shall have the following meanings:

               (1)  "Eligible Rollover Distribution" means any distribution of
                     ------------------------------
          all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 11.13; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               (2)  "Eligible Retirement Plan" means an individual retirement
                     ------------------------
          account described in Section 408(a) of the Internal Revenue Code, an individual retirement annuity described in Section 408(b) of the Internal Revenue Code, an annuity plan described in Section 403(a) of the Internal Revenue Code, or a qualified trust described in Section 401(a) of the Internal Revenue Code, that accepts the Distributee's Eligible Rollover Distributions. However, in the case of an Eligible Rollover Distribution to a Participant's surviving spouse or surviving former spouse who is a Distributee pursuant to a Qualified Domestic Relations Order, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

               (3)  "Distributee" means a Participant.  In addition, a
                     -----------
          Participant's surviving spouse and a former spouse who is the alternate payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of such spouse or former spouse.

               (4)  "Direct Rollover" means a payment by the Program to the
                     ---------------
          Eligible Retirement Plan specified by the Distributee.

11.18     Waiver of 30 Day Period.  If a Participant or Beneficiary elects to
          -----------------------
receive a Direct Rollover or a distribution in a form other than an annuity as provided in Section 11.2(a)(1)(C) or 11.3(a)(3)(C), such distribution may be made or commence to be made less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

          (a) the Committee shall inform the Participant or Beneficiary that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option or a Direct Rollover), and

          (b) the Participant or Beneficiary after receiving the notice affirmatively waives his right to consider his decision for a 30 day period.

                                  ARTICLE XII

                            SUBSIDIARY PARTICIPATION

  12.1 Adoption of Program and Trust.  Any Commonly Controlled Entity,
       -----------------------------
Subsidiary or Domestic or Foreign Affiliate of the Company (or other business entity in which the Company owns an interest) may, with the approval of the Board of Directors and under such terms and conditions as the Board of Directors may prescribe, adopt the Program and Trust by resolution of its board of directors (or approval of other appropriate persons in the case of a noncorporate entity); provided that the LESOP portion of the Program (which for this purpose shall include all allocations from the LESOP Suspense Account including LESOP Employer Matching Allocations and LESOP Employer Matching Contributions without regard to the Account to which such amounts would be credited under the Program) can be adopted only by a corporation which is a Commonly Controlled Entity or another corporation included with the Company in a group defined in (a) or (b) below:

          (a) a corporation which is part of a group of corporations in which a common parent owns directly stock possessing at least 50 percent of the voting power of all classes of stock and at least 50 percent of each class of non-voting stock in a first tier subsidiary and such subsidiary (and all other corporations below it in the chain) which would meet the 80 percent test of Section 1563(a) of the Code if the first tier subsidiary were the common parent); and

          (b) a corporation which is part of a group of corporations in which a common parent owns directly stock possessing all of the voting power of all classes of stock and all of the non-voting stock in the first tier subsidiary and the first tier subsidiary owns directly stock possessing at least 50 percent of the voting power of all classes of stock, and at least 50 percent of each class of non-voting stock, in a second tier subsidiary of the common parent and such second tier subsidiary (and all other corporations below it in the chain which would meet the 80 percent test of
     Section 1563(a) of the Code if the second tier subsidiary were a common parent).

          The terms and conditions under which a Commonly Controlled Entity, Subsidiary or Domestic or Foreign Affiliate of the Company is permitted to adopt the Program may include limitations on the portion of the Program or the types of contributions which the Employees of an Employer shall receive.

  12.2 Withdrawal from Program by Participating Employer.  While it is not the
       -------------------------------------------------
present intention of any Employer to withdraw from the Program, any Employer other than the Company shall have the right, at any time, upon the approval of and under such terms and conditions as may be provided by the Board of Directors, to withdraw from the Program and Trust by delivering to the Committee and the Trustee written notice of its election so to withdraw.

     Upon receipt of such notice by the Committee, the Accounts of Participants employed by the withdrawing Employer as of the date of withdrawal shall be fully vested and shall not thereafter be subject to Forfeiture unless such Participant shall transfer to another Employer as of the date of the withdrawal. In the event of the withdrawal of an Employer, such Employer shall elect and notify the Committee of its election, whether the Net Balance Accounts of the Participants employed by such Employer (a) shall be immediately distributable by the Trustee,
(b) shall be retained in the Program and become distributable when such employees die, or otherwise terminate their employment with the Employer, or (c) if the Employer establishes a plan which meets the requirements of Section 401(a) of the Code which plan permits a transfer from this Program to it by transfer of the Net Balance Accounts of Participants who are employees of such Employer to such Employer's plan to be held in separate accounts under such plan for the benefit of the respective Participants; provided that a distribution shall not be made to a Participant who is not otherwise entitled to a distribution in accordance with Article XI unless there has been a disposition of substantially all the assets used by the Employer in a trade or business and the Employee continues employment with the corporation acquiring such assets or the Company has disposed of its interest in the Employer and the Employee continues employment with the former Employer.

                                 ARTICLE XIII

                         ADMINISTRATION OF THE PROGRAM

  13.1 Appointment and Removal of, and Resignation by, Trustee.  The Board of
       -------------------------------------------------------
Directors shall have the power to appoint a successor to a Trustee (including any one or more individuals acting as Trustee) which has resigned or been removed, to direct the Trustee to enter into a custodial agreement providing for deposit of all or any part of the Trust Fund with the custodian, and, with the consent of the Trustee, to appoint a co-Trustee. The Trustee may resign at any time upon thirty (30) days' written notice (or such shorter period of time as the Board of Directors shall permit by written consent) to the Company and the Committee. The Board of Directors shall have the power to remove the Trustee, with or without cause, upon written notice to the Trustee.

     The appointment of a successor Trustee or co-Trustee shall become effective upon acceptance in writing of such appointment by the successor Trustee or co-Trustee and upon acceptance of such appointment by the successor Trustee, the Trustee shall assign, transfer and pay over to the successor Trustee the Trust Fund. The successor Trustee or co-Trustee may be either a corporate Trustee or an individual, and, except as required by federal law, the successor Trustee or co-Trustee shall not be personally liable for anything done or omitted to be done by a predecessor Trustee or co-Trustee prior to the appointment of the successor or co-Trustee or be required to examine the accounts, records or acts of any predecessor Trustee or co-Trustee. Each successor Trustee appointed to and accepting a Trusteeship hereunder shall have all the rights, title, powers, duties, exemptions and limitations of the original Trustee.

  13.2 Appointment of Committee; Tenure in Office.  The administrative committee
       ------------------------------------------
("Committee") shall consist of not less than five (5) members who shall be appointed by the Board of Directors. The Board of Directors shall have power to determine the period during which any Committee member shall serve and, in its discretion, may remove any member of the Committee at any time without assigning any reason therefore. A Committee member may resign at any time by written notice to the Chief Executive Officer or any Executive Vice President of the Company. Upon a vacancy occurring, owing to the death, resignation or removal by the Board of Directors of any member of the Committee, a successor shall be appointed by the Board of Directors. Until a vacancy in the Committee is filled by the Board of Directors, the remaining members of the Committee shall continue to act as the Committee. The Board of Directors shall certify to the Trustee and the Committee the names of the members of the Committee and, thereafter, any change in its membership.

  13.3 Named Fiduciaries. The Company, the Board of Directors, the Committee and
       -----------------
every Participant, Beneficiary or Employee of the Company, its subsidiaries or affiliates who becomes a fiduciary by virtue of the delegation of duties, responsibilities and authority with respect to the administration and operation of the Program in accordance with Article XIII shall be "named fiduciaries" as provided in Section 402(a) of ERISA, and shall, accordingly, be afforded the protection provided for in Section 405(c)(2) of ERISA with respect to named fiduciaries.

  13.4 Delegation of Responsibilities.  The Committee and the Board of Directors
       ------------------------------
shall have the authority, as it may deem advisable, to delegate, from time to time, by instrument in writing all or any part of its responsibilities under the Program (including the power to delegate) to such person or persons as it may deem suitable, and in the same manner to revoke any such delegation of responsibility. Periodically the delegate shall report to the Committee or Board of Directors concerning the discharge of his delegated responsibilities. Any action of the delegate in the exercise of such delegated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Committee or the Board of Directors. Neither the Committee, the Board of Directors nor any of their members shall be liable for the acts or omissions of such delegate except as otherwise required by Federal law.

     The Committee's authority to delegate in accordance with this Section 13.4 shall include, but not be limited to, authority to delegate all or any part of the responsibilities set forth in Section 13.5 to any department or employee of the Company or other Employer including but not limited to the Legal Department, the Tax Department, the Accounting Department, the Human Resources Department, the Information Services Department or the Payroll Department.

  13.5 Committee Duties.  The Committee on behalf of the Participants and all
       ----------------
other Beneficiaries of the Program and the Trust shall administer and operate the Program and the Trust Agreement in accordance with the terms of the Program and the Trust Agreement and shall periodically report to the Board of Directors on the administration and operation of the Program. The Committee shall have all powers necessary to discharge its duties, including, but not by way of limitation, the following:

          (a) To periodically review and monitor the performance of the Investment Managers, as defined in the Trust Agreement, and provide recommendations to the Board of Directors for the appointment or removal of the Program's Investment Managers;

          (b) To prepare and furnish to the Board of Directors its recommendations with respect to the establishment of and, from time to time, changes in the general investment objectives and guidelines for the management and investment of the assets of the Program;

          (c) To prepare and furnish the Board of Directors with periodic reports on the performance of the Investment Funds and the general administration of the Program;
          (d) To review and monitor the performance of the Trustee with respect to the responsibilities set forth in the Trust Agreements;

          (e) To construe and interpret the Program, decide all questions concerning eligibility for participation and questions relating to the amount and manner of payment of benefits hereunder and all such determinations shall be conclusive and binding upon Participants, spouses and other Beneficiaries;

          (f) To receive from the Company and Employer or have prepared by the Company and Employer such records and information as shall be necessary for the proper administration of the Program;

          (g) To have prepared and furnished to Participants or Beneficiaries all information required under Federal law or provisions of this Program to be furnished to them;

          (h) To have prepared and filed or published with the Department of Labor and the Department of Treasury or other governmental agency all reports or other information required under federal law;

          (i) To have maintained records of the Trust Fund with respect to the Net Balance Accounts of Participants;

          (j) To determine all questions arising in the administration of the Program, including those relating to the eligibility of persons to become Participants; the rights of Participants and their Beneficiaries; and Employer Contributions; and its decision thereon shall be final and binding upon all persons hereunder;

          (k) To review the performance of any person to whom duties and responsibilities have been delegated under Section 13.4;

          (l) To annually review and approve the proposed budget for the Program's administrative expenses and to approve and direct the Trustee as to the payment of such expenses including but not limited to those which arise which were not anticipated in the budget; and

          (m) To direct the Trustee as to the payment of distributions from the Trust or otherwise arrange for distributions to be made from the Trust Fund through a commercial banking account as provided in Section 3.2 of the Trust.

  13.6 Committee Action by Majority -- Authorization of Members to Execute
       -------------------------------------------------------------------
Documents.  The Committee may act at a meeting (including a meeting at which
---------
some or all of the members of the Committee are present by telephone) by the consent of a majority of its members, or without a meeting by the unanimous written consent of its members.

     No member of the Committee shall vote or decide upon any matter relating specifically to himself or to his specific rights or benefits under the Program.

     The Committee may authorize any of its members to execute on its behalf any document which reflects an action or decision of the Committee and the Committee shall notify the Trustee in writing of the names of its members so authorized. Until the Committee revokes or alters such authorization by a written notice to the Trustee, the Trustee may accept and rely upon any document executed by such members as reflecting action by the Committee.

  13.7   Secretary.  The Committee shall appoint a Secretary (who may, but need
         ---------
not, be a member of the Committee) to keep records of the acts and resolutions of the Committee. The Secretary may also perform such other duties which may, from time to time, be delegated to him in writing by the Committee.

  13.8   Member as Participant.  A member of the Committee who is also a
         ---------------------
Participant or a Beneficiary shall receive any benefit to which he may be entitled as a Participant or Beneficiary in the Program so long as such benefit is computed and paid on a basis that is consistent with the terms of the Program as applied to all other Participants and Beneficiaries.

  13.9   Rules and Decisions.  The Committee may, from time to time, adopt or
         -------------------
amend such rules and regulations as it deems necessary or desirable which are consistent with the provisions or the purposes of the Program. All rules and decisions of the Committee shall be applied to all Participants in similar circumstances in a uniform and non-discriminatory manner. In adopting, amending or applying its rules and regulations, the Committee shall be entitled to, but need not, rely upon information furnished by a Participant or Beneficiary, a delegate, an Employer or Employee, the Trustee or the Company. All rules and regulations of the Committee shall be conclusive and binding upon Participants, spouses and Beneficiaries.

  13.10  Electronic Elections.  Anything in the Plan to the contrary not
         --------------------
withstanding, the Committee may determine to permit Participants or their Beneficiaries to make electronic elections (except for elections to receive amounts from a Participant's accounts whether by distribution, in-service withdrawal or otherwise) in lieu of written elections provided in the Plan. In making such a determination, the Committee shall consider the availability of electronic elections to Participants, the protection of the rights of Participants and their Beneficiaries, the appropriateness of the standards for authentication of identity and other security considerations involved in the electronic election system and any guidance issued by the Internal Revenue Service and the Department of Labor.

  13.11  Agents and Counsel.  The Committee and its delegates shall have the
         ------------------
authority to appoint or employ individuals to assist or to advise in the administration of the Program and any other agent deemed advisable, including but not limited to, independent certified public accountants and legal and actuarial counsel, who may but need not be the accountants or the legal or the actuarial counsel of the Company.

  13.12  Authorization of Benefit Distribution.  The Committee shall issue
         -------------------------------------
directions to the Trustee concerning all distributions to be made from the Trust Fund pursuant to the provisions of the Program. All such directions shall be in accordance with the Program.

  13.13  Claims Procedure.
         ----------------

         (a) Each Participant or Beneficiary (for purposes of this Section called a "Claimant") may submit his claim for benefits to the Plan Administrator in writing in such form as is permitted by the Committee. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits, prior to his filing a claim for benefits and exhausting his rights to review in accordance with this Section.

          When a claim for benefits has been filed properly, such claim for benefits shall be evaluated and the Claimant shall be notified of the approval or the denial within ninety (90) days after the receipt of such claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period, and such notice shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than one hundred and eighty (180) days after the date on which the claim was filed). A Claimant shall be given a written notice in which he shall be advised as to whether the claim is granted or denied, in whole or in part. If a claim is denied, in whole or in part, the Claimant shall be given written notice which shall contain (1) the specific reasons for the denial, (2) references to pertinent Plan provisions on which the denial is based, (3) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and (4) the Claimant's rights to seek review of the denial.

          (b) If a claim is denied, in whole or in part, the Claimant shall have the right to request that the Committee review the denial, provided that he files a written request for review with the Committee within sixty
     (60) days after the date on which he received written notification of the denial (or such longer period as the Committee for good cause may permit). A Claimant (or his duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Committee. Within sixty (60) days after a request for review is received, the review shall be made and the Claimant shall be advised in writing of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the Claimant shall, within such initial sixty (60) day period, be given a written notification specifying the reasons for the extension and when such review shall be completed (provided that such review shall be completed within one hundred and twenty
     (120) days after the date on which the request for review was filed). The decision on review shall be forwarded to the Claimant in writing and shall include specific reasons for the decision and references to Plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes. If a Claimant shall fail to file a request for review in accordance with the procedures herein outlined, such Claimant shall have no rights to review and shall have no right to bring action in any court, and the denial of the claim shall become final and binding on all persons for all purposes.

  13.14  Information to be Furnished to Committee. The Company and Employers
         ----------------------------------------
shall furnish the Committee or its delegate such evidence, data and information as the Committee or its delegate may reasonably request. Participants and their Beneficiaries shall also furnish to the Committee such evidence, data or information as the Committee or its delegate shall request.

  13.15   Plan Administrator. The Committee may appoint a Plan Administrator
          ------------------
who may (but need not) be a member of the Committee; and in the absence of such appointment, the Committee shall be the Plan Administrator.

  13.16   Fiduciary as Participant. A fiduciary who is also a Participant or a
          ------------------------
Beneficiary shall receive any benefit to which he may be entitled as a Participant or Beneficiary in the Program so long as such benefit is computed and paid on a basis that is consistent with the terms of the Program as applied to all other Participants and Beneficiaries.

  13.17   Fiduciary Responsibility. If a Plan fiduciary acts in accordance with
          ------------------------
ERISA, Title I, Subtitle B, Part 4:

          (a) in determining that a Participant's spouse has consented to the naming of a Beneficiary other than the spouse, in relying on a Participant's election to waive a Qualified Joint and Survivor Annuity or a qualified survivor annuity or a revocation of such an election, or in determining that the consent of the Participant's spouse may not be obtained because there is no spouse, the spouse cannot be located or other circumstances prescribed by the Secretary of the Treasury by regulations, then to the extent of payments made pursuant to such consent, revocation or determination, the Program and its fiduciaries shall have no further liability;

          (b) in treating a domestic relations order as being (or not being) a Qualified Domestic Relations Order, or, during any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), in segregating in a separate account in the Program or in an escrow account the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a Qualified Domestic Relations Order, in paying the amounts segregated or held in escrow to the person entitled thereto if within 18 months the domestic relations order (or a modification thereof) is determined to be a Qualified Domestic Relations Order, in paying such amounts to the person entitled thereto if there had been no order, if within 18 months the domestic relations order is determined not to be qualified or if the issue is not resolved within 18 months and in prospectively applying a domestic relations order which is determined to be qualified after the close of the 18-month period, then the obligation of the Program and its fiduciaries to the Participant and each alternate payee shall be discharged to the extent of any payment made pursuant to such acts.

   13.18  Year 2000 Problem. Although the Company and the Committee have mad
          -----------------
all reasonable goo faith efforts to assure that Year 2000 Problems do not interfere with the normal operations of the Program, it is appropriate to adopt a provision which would permit the temporary suspension of normal Program operations if unexpected Year 2000 Problems should occur. Notwithstanding any other provision of the Program to the contrary, the Company or the Committee may take such actions it deems necessary or appropriate in the event any Year 2000 Problem arises which affects the administration of the Program (whether involving Systems in the use of the Company or of other parties). If, due to a Year 2000 Problem, Program administration is delayed beyond the times otherwise permitted or required by the Program, the Program shall be deemed to permit such delay until such time as is administratively practicable after the Year 2000 problem no longer adversely affects, impedes or delays compliance with such provisions, including but not limited to the implementation of Participant elections, the crediting of contributions and earnings to Participants' Accounts, the making of distributions to Participants, and any and all other actions dependent upon the proper operation of Systems in a manner unaffected by the Year 2000 Problem. For purposes hereof, "Year 2000 Problem" shall have the broadest meaning necessary to effectuate the purposes of this provision, but shall generally mean: (a) the inability of any computer system, chip, hardware or software (the "Systems") to record, store, process, sort, sequence, and present calendar dates following December 31, 1999, with the same accuracy and functionality as such calendar dates on or before December 31, 1999; (b) the loss by such Systems of functionality or a degradation in performance of any such Systems as a result of such Systems operating at a date later than December 31, 1999; (c) the failure of any such Systems to accurately and automatically process all leap year calendar dates, including February 29, 2000; (d) the failure of any such Systems to interface with other computer systems, hardware, and software in a manner that will be fully interoperable with such other computer systems, hardware, and software on or after December 31, 1999 and (e) the inability to complete software revisions affecting Program administration because available resources are committed to fixing and testing systems for a Year 2000 Problem.

                                  ARTICLE XIV

           AMENDMENT, TERMINATION, MERGER AND CONSOLIDATION OF PLAN

   14.1   Amendment. The Board of Directors shall have the right, at any time
          ---------
and from time to time, to amend, in whole or in part, any or all of the of the Program and the Trust Agreement, provided that no amendment shall authorize or permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their beneficiaries, or permit any portion of the Trust Fund to revert to or become the property of any Employer, except as may be permitted under applicable law, regulations and rulings. No amendment shall deprive any Participant or any Beneficiary of a deceased Participant of any of the benefits or of an optional form of benefit to which he is entitled under this Program with respect to contributions previously made or, except to the extent permitted in regulations and rulings issued by the Secretary of the Treasury, shall eliminate an optional form of benefit with respect to contributions previously made, nor shall any amendment decrease any Participant's Accounts provided that no amendment made in conformance to provisions of the Internal Revenue Code or any other statute relating to employee's trusts, or any official regulations or rulings issued pursuant thereto, shall be considered prejudicial to the rights of any Participant or Beneficiary. No amendment which affects the rights, duties or responsibilities of the Trustee may be made without the Trustee's written consent.

     The Committee shall have the same authority with respect to the adoption of amendments to the Program and the Trust Agreement as the Board of Directors in the following circumstances:

          (a) to adopt amendments to the Program or Trust which the Committee determines are necessary or desirable for the Program to comply with or to obtain benefits or advantages under the provisions of applicable law, regulations or rulings or requirements of the Internal Revenue Service or other government administrative agency or of changes in such law, regulations, rulings or requirements; and

          (b) to adopt any other procedural or cosmetic amendment that the Committee determines to be necessary or desirable that does not materially change benefits to Participants or their Beneficiaries or materially increase the Employers' contributions to the Program.

     The Committee shall provide notice of amendments adopted by the Committee to the Board of Directors on a timely basis.

   14.2   Termination of Program By the Company. Although it is the intention of
          -------------------------------------
the Company that this Program be permanent, the Company reserves the right to terminate the Program and the Trust at any time, by delivering to the Committee, the Trustee and each Employer hereunder, written notice of termination.

     Upon termination of the Program or permanent discontinuance of Employer Contributions to the Program, the interest in his Net Balance Account of each Participant who is an Employee at the time of the termination, shall become fully vested. Such vested Accounts, shall, however, be subject to readjustment as provided in Sections 10.14, 10.15, 10.16, 10.17 and 10.19. In the event of termination of this Program, the Board of Directors may direct that the Trustee continue the Trust for a specified period of time, or for such period of time, as the Trustee, in its sole discretion, may deem to be in the best interest of the Participants or their Beneficiaries. In the absence of specific direction from the Board of Directors, the Trust assets shall be distributed by the Trustee to Participants under the options set forth in Section 11.2 hereof or to Beneficiaries under the options set forth in Section 11.3: provided, however, that Participant Elected Contributions, Employer Matching Contributions and Special Section 401(k) Employer Contributions shall be distributed only if (a) the Participant has a Termination of Employment, death or Disability, or has attained the age of 59-1/2, (b) the Program is terminated without the Employer's establishment or maintenance of another defined contribution plan (excluding a leveraged ESOP as defined in Code Section 4975(e)(7)), (c) the Employer disposes of substantially all of its assets used in a trade or business to an unrelated corporation and the Employee continues employment with the acquiring corporation or (d) the Employer disposes of its interest in a subsidiary to an unrelated party and the Employee continues employment with the corporation acquiring the assets or the subsidiary and if, in the case of a distribution made pursuant to
(b), (c) or (d), the distribution is made in the form of a single distribution of the entire balance to the credit of the Participant in a single taxable year. Upon the partial termination of the Program the interest of each Participant whose employment is terminated on account of, or who is affected by, such partial termination shall become fully vested and such Participant's benefits shall be distributable to the extent permitted in the preceding sentence. Sales of McDonald's Restaurants by the Company or another Employer will not constitute a partial termination unless such sale under all other facts and circumstances constitutes a partial termination.

  14.3  Merger, Consolidation, or Transfer of Assets.  This Program shall not be
        --------------------------------------------
merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan, unless the benefits payable to each Participant if the Program were terminated immediately after such action would not be less than the benefits which would have been payable to each such Participant if the Program had been terminated immediately before such action.

  14.4  Transfer of Assets from Plans of Subsidiaries. The Board of Directors
        ---------------------------------------------
may, in its sole and exclusive discretion, authorize and direct the transfer to the Trust of all (or any designated portion) of the assets of any defined contribution plan (the "Transferred Assets") which is a Related Plan. The Transferred Assets, to the extent allocable to persons who are Participants in the Program, shall be held, managed and distributed for the benefit of participants of the Related Plan (the "Transferred Assets") subject to such terms and conditions as the Board of Directors and the board of directors (or persons having authority similar to the board of directors of a corporation) of the Commonly Controlled Entity shall provide.

        (a) The Trustee shall accept, under such terms and conditions as the Board of Directors shall provide for, all Transferred Assets.

        (b) Except as otherwise expressly provided by the Board of Directors and the board of directors (or persons having authority similar to the board of directors of a corporation) of the Commonly Controlled Entity, if applicable, all Participants' interests in the Transferred Assets shall be 100 percent (100%) vested and non-forfeitable.

        (c) The Committee shall keep separate records of account for each Participant's interests in the Transferred Assets.

        (d) Except as otherwise expressly provided herein, the Transferred Assets shall be held, managed, invested and distributed in the same manner (and subject to the same restrictions) as the Participant's Rollover Account as provided in Article VIII of the Program; provided that restrictions placed on the timing of distributions by the Internal Revenue Code shall apply to the Transferred Assets.

        (e) Each Participant's Transferred Assets shall be distributable in the same manner as a Participant's Rollover Account; provided that the Participant can also elect any benefit option which was available with respect to the Transferred Assets under the Related Plan.

                                  ARTICLE XV

                             TOP HEAVY PROVISIONS

  15.1  Application.  The definitions in Section 15.2 shall apply under this
        -----------
Article XV and the special rules in Section 15.3 shall apply, notwithstanding any other provisions of the Program, for any Plan Year in which the Program is a Top Heavy Plan and for such other Plan Years as may be specified herein. Anything in this Article XV to the contrary notwithstanding, if the Program is a multiple employer plan as described in Internal Revenue Code Section 413(c), the provisions of this Article XV shall be applied separately to each Employer (together with the businesses which with that Employer are Commonly Controlled Entities or members of an Affiliated Service Group) taking account of benefits under the plan provided to employees of the Employer, Commonly Controlled Entity or members of an Affiliated Service Group because of service with that Employer or Commonly Controlled Entity.

  15.2  Special Top Heavy Definitions. The following special definitions shall
        -----------------------------
apply under this Article XV.

        (a)  "Aggregate Employer Contributions" means the sum of all Employer
              --------------------------------
     Contributions and Forfeitures under this Program allocated for a Participant to the Program and employer contributions and forfeitures allocated for the Participant to all Related Defined Contribution Plans in the Aggregation Group; provided, however, that Participant Elected Contributions, Employer Matching Contributions, LESOP Employer Matching Contributions and Special Section 401(k) Contributions shall not be included for Non-Key Employees.

        (b)  "Aggregation Group" means the group of plans in a Mandatory
              -----------------
     Aggregation Group, if any, that includes the Program, unless inclusion of Related Plans in the Permissive Aggregation Group in the Aggregation Group would prevent the Program from being a Top Heavy Plan, in which case "Aggregation Group" means the group of plans consisting of the Program and each other Related Plan in a Permissive Aggregation Group with the Program.

             (1)  "Mandatory Aggregation Group" means each plan (considering the
                   ---------------------------
        Program and Related Plans) that, during the Plan Year that contains the Determination Date or any of the four preceding Plan Years,

                  (A) had a participant who was a Key Employee, or

                  (B) was necessary to be considered with a plan in which a Key
             Employee participated in order to enable the plan in which the Key Employee participated to meet the requirements of Section 401(a)(4) and Section 410 of the Internal Revenue Code.

        If the Program is not described in (A) or (B) above, it shall not be part of a Mandatory Aggregation Group.

             (2)  "Permissive Aggregation Group" means the group of plans
                   ----------------------------
        consisting of (A) the plans, if any, in a Mandatory Aggregation Group with the Program, and (B) any other Related Plan, that, when considered as a part of the Aggregation Group, does not cause the Aggregation Group to fail to satisfy the requirements of Section 401(a)(4) and Section 410 of the Internal Revenue Code. A Related Plan in (B) of the preceding sentence may include a simplified employee pension plan, as defined in Internal Revenue Code Section 408(k), and a collectively bargained plan, if when considered as a part of the Aggregation Group such plan does not cause the Aggregation Group to fail to satisfy the requirements of
        Section 401(a)(4) and Section 410 of the Internal Revenue Code considering, if the plan is a multiple employer plan as described in Internal Revenue Code Section 413(c), benefits under the plan only to the extent provided to employees of the employer because of service with the employer and, if the plan is a simplified employee pension plan, only the employer's contribution to the plan .

        (c)  "Determination Date" means, with respect to a Plan Year, the last
              ------------------
     day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year. If the Program is aggregated with other plans in the Aggregation Group, the Determination Date for each other plan shall be, with respect to any Plan Year, the Determination Date for each such other plan which falls in the same calendar year as the Determination Date for the Program.

        (d)  "Key Employee" means, for the Plan Year containing the
              ------------
     Determination Date, any person or the beneficiary of any person who is an employee or former employee of an Employer, a Commonly Controlled Entity or member of an Affiliated Service Group as determined under Internal Revenue Code Section 416(i) and who, at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years (the "Measurement Period"), is a person described in paragraph (1), (2), (3) or
     (4), subject to paragraph (5).

             (1) An officer of the Employer, Commonly Controlled Entity or member of an Affiliated Service Group who:

                  (A) in any Measurement Period is an officer during the Plan
             Year and has annual Considered Compensation for the Plan Year in an amount greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of Internal Revenue Code for the calendar year in which such Plan Year ends ($120,000 in 1996, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to the provisions of Section 415(d) of the Internal Revenue Code); and

     No more than a total of fifty (50) persons (or, if lesser, the greater of three (3) persons or ten percent (10%) of all persons or beneficiaries of persons who are employees or former employees) shall be treated as Key Employees under this paragraph (1) for any Measurement Period. In the case of an Employer, Commonly Controlled Entity or member of an Affiliated Service Group which is not a corporation in any Measurement Period, the term "officer" as used in this subsection (d) shall include administrative executives as described in Section 1.416-1(T-13) of the Treasury Regulations.

             (2) One (1) of the ten (10) persons who, during a Plan Year in the Measurement Period:

                  (A) have annual Considered Compensation from the Employer,
             Commonly Controlled Entity or member of an Affiliated Service Group for such Plan Year greater than the amount in effect under Section 415(c)(1)(A) of the Internal Revenue Code for the calendar year in which such Plan Year ends (the greater of $30,000 for 1996 or one-fourth of the dollar limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to the provisions of Section 415(d) of the Internal Revenue Code); and

                  (B) own (or are considered as owning within the meaning of
             Internal Revenue Code Section 318) in such Plan Year, the largest percentage interests in the Employer, Commonly Controlled Entity or member of an Affiliated Service Group, in such Plan Year, provided that no person shall be treated as a Key Employee under this paragraph unless he owns more than one-half percent (1/2%) interest in the Employer, Commonly Controlled Entity or member of an Affiliated Service Group.

     No more than a total of ten (10) persons or beneficiaries of persons who are employees or former employees shall be treated as Key Employees under this paragraph (2) for any Measurement Period.

             (3) A person who, for a Plan Year in the Measurement Period, is a more than five percent (5%) owner (or is considered as owning more than five percent (5%) within the meaning of Internal Revenue Code Section 318) of the Employer, Commonly Controlled Entity or member of an Affiliated Service Group.

             (4) A person who, for a Plan Year in the Measurement Period, is a more than one percent (1%) owner (or is considered as owning more than one percent (1%) within the meaning of Internal Revenue Code Section 318) of the Employer, a Commonly Controlled Entity or member of an Affiliated Service

          Group and has an annual Considered Compensation for such Plan Year from the Employer, Commonly Controlled Entity or member of an Affiliated Service Group of more than $150,000 .

              (5) If the number of persons who meet the requirements to be treated as Key Employees under paragraph (1) or (2) exceed the limitation on the number of Key Employees to be counted under paragraph (1) or (2), those persons with the highest annual Considered Compensation in a Plan Year in the Measurement Period for which the requirements are met and who are within the limitation on the number of Key Employees will be treated as Key Employees.

          If the requirements of paragraph (1) or (2) are met by a person in more than one (1) Plan Year in the Measurement Period, each person will be counted only once under paragraph (1) or (2):

                   (A) under paragraph (1), the Plan Year in the Measurement
              Period in which a person who was an officer and had the highest annual Considered Compensation shall be used to determine whether the person will be treated as a Key Employee under the preceding sentence;

                   (B) under paragraph (2), the Plan Year in the Measurement
              Period in which the ownership percentage interest is the greatest shall be used to determine whether the person will be treated as a Key Employee under the preceding sentence.

          Notwithstanding the above provisions of paragraph (5), a person may be counted in determining the limitation under both paragraphs (1) and
          (2). In determining the sum of the Present Value of Accrued Benefits for Key Employees under subsection (h) of this Section, the Present Value of Accrued Benefits for any person shall be counted only once.

          (e) "Non-Key Employee" means (1) a person or the beneficiary of a
              ----------------
     person with an account balance in the Program or an account balance or accrued benefit in any Related Plan in the Aggregation Group or (2) an employee, a former employee or the beneficiary of such person who has received a distribution during the Measurement Period and (3) who during the Measurement Period is not a Key Employee.

          (f) "Present Value of Accrued Benefits" means, for any Plan Year, an
               ---------------------------------
     amount equal to the sum of (1), (2) and (3) for each person who, in the Plan Year containing the Determination Date, was a Key Employee or a Non-Key Employee.

              (1) Subject to (4) below, the value of a person's Net Balance Account under the Program and his accrued benefit under each Related Defined Contribution Plan in the Aggregation Group, determined as of the valuation date coincident with or immediately preceding the Determination Date, adjusted for contributions due as of the Determination Date, as follows:

                    (A) in the case of a plan not subject to the minimum funding requirements of Section 412 of the Internal Revenue Code, by including the amount of any contributions actually made after the valuation date but on or before the Determination Date, and, in the first plan year of a plan, by including contributions made after the Determination Date that are allocated as of a date in that first plan year; and

                    (B) in the case of a plan that is subject to the minimum funding requirements, by including the amount of any contributions that would be allocated as of a date not later than the Determination Date, plus adjustments to those amounts as required under applicable rulings, even though those amounts are not yet required to be contributed or allocated (e.g., because they have been waived) and by including the amount of any contributions actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Section 412(c)(10) of the Internal Revenue Code.

               (2) Subject to (4) below, the sum of the actuarial present values of a person's accrued benefits under each Related Defined Benefit Plan in the Aggregation Group, expressed as a benefit commencing at Vesting Retirement Date (or the person's attained age, if later) determined based on the following actuarial assumptions:

                    (A)  Interest rate 5%; and

                    (B)  Post Retirement Mortality: 1984 Unisex Pension Table;

          and determined in accordance with Internal Revenue Code Section 416(g), provided, however, that if a defined benefit plan in the Aggregation Group provides for different or additional actuarial assumptions to be used in determining the present value of accrued benefits thereunder for the purpose of determining the top heavy status thereof, then such different or additional actuarial assumptions shall apply with respect to each defined benefit plan in the Aggregation Group, and further provided that the accrued benefit of any Non-Key Employee shall be determined under the method which is used for accrual purposes for all Related Defined Benefit Plans or, if no single accrual method is used in all such plans, such accrued benefit shall be determined as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Internal Revenue Code.

          The present value of an accrued benefit for any person who is employed by an employer maintaining a plan on the Determination Date is determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date, provided however that:

                    (C) for the first plan year of the plan, the present value for an employee is determined as if the employee had a Termination of Employment (i) on the Determination Date or (ii) on such valuation date but taking into account the estimated accrued benefit as of the Determination Date; and

                    (D) for the second and subsequent plan years of the plan, the accrued benefit taken into account for an employee is not less than the accrued benefit taken into account for the first plan year unless the difference is attributable to using an estimate of the accrued benefit as of the Determination Date for the first plan year and using the actual accrued benefit as of the Determination Date for the second plan year.

          For purposes of this paragraph (2), the valuation date is the valuation date used by the plan for computing plan costs for minimum funding, regardless of whether a valuation is performed that year.

               If the plan provides for a nonproportional subsidy as described in Treasury Regulations Section 1.416-1 (T-27), the present value of accrued benefits shall be determined taking into account the value of nonproportional subsidized early retirement benefits and nonproportional subsidized benefit options.

               (3) Subject to (4) below, the aggregate value of amounts distributed during the plan year that includes the Determination Date or any of the four preceding plan years including amounts distributed under a terminated plan which, if it had not been terminated, would have been in the Aggregation Group.

               (4) The following rules shall apply in determining the Present Value of Accrued Benefits:

                    (A) Amounts attributable to qualified voluntary employee contributions, as defined in Section 219(e) of the Internal Revenue Code, shall be excluded.

                    (B) In computing the Present Value of Accrued Benefits with respect to rollovers or plan-to-plan transfers, the following rules shall be applied to determine whether amounts which have been distributed during the five (5) year period ending on the Determination Date from or accepted into this Program or any plan in the Aggregation Group shall be included in determining the Present Value of Accrued Benefits:

                         (i) Unrelated Transfers made from the Program or any plan in the Aggregation Group shall be included.

                         (ii) Related Transfers made from the Program or any
                    plan in the Aggregation Group shall not be included by the transferor plan (but shall be counted by the accepting plan).

          The accrued benefit of any individual who has not performed services for an Employer maintaining the Program at any time during the five (5) year period ending on the Determination Date shall be excluded in computing the Present Value of Accrued Benefits.

          (g)  "Related Transfer" means a rollover or a plan-to-plan transfer
                ----------------
     which is either not initiated by the Employee or is made between plans each of which is maintained by a Commonly Controlled Entity or member of an Affiliated Service Group.

          (h)  A "Top Heavy Aggregation Group" means an Aggregation Group in any
                  ---------------------------
      Plan Year for which, as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds sixty percent (60%) of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group; provided that, for purposes of determining the sum of Present Value of Accrued Benefits for all employees, former Key Employees who have not performed any services for an Employer, a Commonly Controlled Entity or a member of an Affiliated Service Group in the Plan Year containing the Determination Date or the preceding four Plan Years shall be excluded entirely from the calculation of the Present Value of Accrued Benefits for the Plan Year that contains the Determination Date. For purposes of applying the special rules herein with respect to a Super Top Heavy Plan, a Top Heavy Aggregation Group will also constitute a "Super Top Heavy Aggregation Group" if in any Plan Year as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds ninety percent (90%) of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group.

          (i)  "Top Heavy Plan" means the Program in any Plan Year in which it
                --------------
     is a member of a Top Heavy Aggregation Group, including a Top Heavy Aggregation Group consisting solely of the Program. For purposes of applying the rules herein with respect to a Super Top Heavy Plan, a Top Heavy Plan will also constitute a "Super Top Heavy Plan" if the Program in any Plan Year is a member of a Super Top Heavy Aggregation Group, including a Super Top Heavy Aggregation Group consisting solely of the Program.

          (j)  "Unrelated Transfer" means a rollover or a plan-to-plan
                ------------------
     transfer which is both initiated by the Employee and (1) made from a plan maintained by a Commonly Controlled Entity or member of an Affiliated Service Group to a plan maintained by an employer which is not a Commonly Controlled Entity or member of an Affiliated Service Group or (2) made to a plan maintained by a Commonly Controlled Entity or member of an Affiliated Service Group from a plan maintained by an employer which is not a Commonly Controlled Entity or member of an Affiliated Service Group.

   15.3   Special Top Heavy Provisions.  For each Plan Year in which the Program
          ----------------------------
is a Top Heavy Plan, the following rules shall apply, except that the special provisions of this Section 15.3 shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective-bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representative and the Employer or Employers:

          (a)  Minimum Employer Contributions.  In any Plan Year in which the
               ------------------------------
     Program is a Top Heavy Plan, the Employers shall make additional Employer Contributions to the Program as necessary for each Participant who is employed on the last day of the Plan Year and who is a Non-Key Employee to bring the amount of his Aggregate Employer Contributions for the Plan Year up to at least three percent (3%) of his Considered Compensation, or such lesser amount as is equal to the largest percentage of a Key Employee's Considered Compensation allocated to the Key Employee as Aggregate Employer Contributions.

     For purposes of determining whether a Non-Key Employee is a Participant entitled to have minimum Employer Contributions made on his behalf, a Non-Key Employee will be treated as a Participant even if he is not otherwise a Participant (or accrues no benefit) under the Program because:

               (1) he has failed to complete the requisite number of hours of service (if any) after becoming a Participant in the Program,

               (2) he is excluded from participation in the Program (or accrues no benefit) merely because his compensation is less than a stated amount, or

               (3) he is excluded from participation in the Program (or accrues no benefit) merely because of a failure to make mandatory employee contributions or because of a failure to make elective 401(k) contributions.

          (b)  Vesting.  For each Plan Year in which the Program is a Top Heavy
               -------
     Plan and for each Plan Year thereafter, the vested right of each Participant who has an Hour of Service after the Program becomes a Top Heavy Plan to a percentage of his Profit Sharing Account and Employer LESOP Account (to the extent such Accounts had not been forfeited prior to the Program's becoming a Top Heavy Plan) shall be determined under the better of the following table or as provided in Section 11.4:


          Year of Credited Service       Vested Percentage
          ------------------------       -----------------
          Less than 2                          0%
          2 but less than 3                   20
          3 but less than 4                   40
          4 but less than 5                   60
          5 but less than 6                   80
          6 or more                          100

          (c)  Limitations.  In computing the limitations under Article IX
               -----------
     hereof for years in which the Program is a Top Heavy Plan, the special rules of Section 416(h) of the Code shall be applied in accordance with applicable regulations and rulings so that, in determining the denominator of the defined contribution plan fraction, as defined in Section 415(e)(3) of the Internal Revenue Code ("Defined Contribution Plan Fraction") and the defined benefit plan fraction as defined in Section 415(e)(2) of the Internal Revenue Code ("Defined Benefit Plan Fraction") at each place at which "1.25" would have been used, "1.00" shall be substituted and by substituting $41,500 for $51,875 in the numerator of the transition fraction described in Section 415(e)(6)(B) of the Internal Revenue Code, unless the Program is not a Super Top Heavy Plan and the special requirements of Section 416(h)(2) of the Internal Revenue Code have been satisfied. This Section 15.3(c) shall not apply in Plan Years beginning after December 31, 1999.

          (d)  Transition Rule for a Top Heavy Plan.  Notwithstanding the
               ------------------------------------
     provisions of Section 15.3(c), for each Plan Year in which the Program is a Top Heavy Plan and in which the Program does not meet the special requirements of Section 416(h)(2) of the Internal Revenue Code in order to use 1.25 in the denominator of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, if an Employee was a participant in one or more defined benefit plans and in one or more defined contribution plans maintained by the Employer before the plans became Top Heavy Plans and if such Participant's Combined Fraction exceeds 1.00 because of accruals and additions that were made before the plans became Top Heavy Plans, a factor equal to the lesser of 1.25 or such lesser amount (but not less than 1.00) as shall be needed to make the Employee's Combined Fraction equal to 1.00 shall be used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction if there are no further accruals or annual additions under any Top Heavy Plans until the Participant's Combined Fraction is not greater than 1.00 when a factor of 1.00 is used in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction. Any provisions herein to the contrary notwithstanding, if the Program is a Top Heavy Plan and the Program does not meet the special requirements of Section 416(h)(2) of the Internal Revenue Code in order to use 1.25 in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, there shall be no further Annual Additions for a Participant whose Combined Fraction is greater than 1.00 when a factor of 1.00 is used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, until such time as the Participant's Combined Fraction is not greater than
     1.00. This Section 15.3(d) shall not apply in Plan Years beginning after December 31, 1999.

          (e)  Transition Rule for a Super Top Heavy Plan.  Notwithstanding the
               ------------------------------------------
     provisions of Sections 15.3(c) and 15.3(d), for each Plan Year in which the Program is a Super Top Heavy Plan, (1) if an Employee was a participant in one or more defined benefit plans and in one or more defined contribution plans maintained by the employer before the plans became Super Top Heavy Plans, and (2) if such Participant's Combined Fraction exceeds 1.00 because of accruals and additions that were made before the plans became Super Top Heavy Plans and if immediately before the plans became Super Top Heavy Plans the Combined Fraction as then computed did not exceed 1.00, then a factor equal to the lesser of 1.25 or such lesser amount (but not less than 1.00) as shall be needed to make the Employee's Combined Fraction equal to 1.00 shall be used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction if there are no further accruals or annual additions under any Super Top Heavy Plans until the Participant's Combined Fraction is not greater than 1.00 when a factor of 1.00 is used in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction. Any provisions herein to the contrary notwithstanding, if the Program is a Super Top Heavy Plan, there shall be no further Annual Additions for a Participant whose Combined Fraction is greater than 1.00 when a factor of 1.00 is used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction until the Participant's Combined Fraction is not greater than 1.00. This
     Section 15.3(e) shall not apply in Plan Years beginning after December 31, 1999.

          (f)  Terminated Plan.  If the Program becomes a Top Heavy Plan after
               ---------------
     it has formally been terminated, has ceased crediting for benefit accruals and vesting and has been or is distributing all plan assets to participants and their beneficiaries as soon as administratively feasible or if a terminated plan has distributed all benefits of participants and their beneficiaries, the provisions of Section 15.3 shall not apply to the Program.

          (g)  Frozen Plans.  If the Program becomes a Top Heavy Plan after
               ------------
     contributions have ceased under the Program but all assets have not been distributed to participants or their beneficiaries, the provisions of
     Section 15.3 shall apply to the Program.

                                  ARTICLE XVI

                           MISCELLANEOUS PROVISIONS

   16.1   Headings.  Headings of sections and subsections of the Program are
          --------
inserted for convenience of reference and are neither part of the Program nor to be considered in the construction thereof.

   16.2   Indemnification.  Each member of the Committee, each member of the
          ---------------
Board of Directors, each individual serving as Trustee without compensation, and each and every Employee to whom are delegated duties, responsibilities and authority with respect to the Program and the Trust shall be indemnified, held harmless and promptly reimbursed by the Company against all claims, liabilities, fines and penalties and all expenses (including, but not limited to, attorney fees) reasonably incurred by or imposed upon such member, individual or Employee which arise as a result of his actions or failure to act in connection with the operation and administration of the Program and the Trust, to the extent lawfully allowable; provided that to the extent that such claim, liability, fine, penalty or expense is paid for by liability insurance purchased by or paid for by the Company, reimbursement shall be limited to amounts which would not cause the loss of coverage under such insurance and further provided that to the extent that the Company has reimbursed the Employee, the Company shall be subrogated to the Trustee's rights to reimbursement under such insurance. Notwithstanding the foregoing, the Company shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Company consents in writing to such settlement or compromise. Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Company in the specific case upon receipt of an undertaking by or on behalf of the member of the Committee, member of the Board of Directors, individual Trustee or Employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized in this Section 16.2.

   16.3   Employees' Trust.  This Program is created for the exclusive purpose
          ----------------
of providing benefits to the Participants in the Program and their Beneficiaries, and shall be interpreted in a manner consistent with its being a plan described in Section 401(a) of the Internal Revenue Code and with the Trust's being a trust exempt under Section 501(a) of the Internal Revenue Code.

   16.4   Nonalienation of Benefits.  Benefits payable under this Program shall
          -------------------------
not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Program; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute on, levy or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder. The foregoing provisions of this Section
16.4 shall not preclude the (1) enforcement of a Federal tax levy made pursuant to Section 6331 of the Internal Revenue Code or (2) collection by the United States on a judgment resulting from an unpaid tax assessment.

   16.5   Qualified Domestic Relations Order.
          ----------------------------------

          (a) Qualified Domestic Relations Order means any judgment, decree, or order (including approval of a property settlement agreement):

               (1) which is made pursuant to a state domestic relations law (including a community property law),

               (2) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant,

               (3) which creates or recognizes the existence of an alternate payee's right to receive all or a portion of the Participant's Net Balance Account under the Program, and

               (4)  with respect to which the requirements of paragraphs (b) and
          (c) are met.

          (b) A domestic relations order can be a Qualified Domestic Relations Order only if such order clearly specifies:

               (1) the name and the last known mailing address, if any, of the Participant and the name and mailing address of each alternate payee covered by the order,

               (2) the amount or percentage of the Participant's Accrued Benefit to be paid by the Program to each such alternate payee, or the manner in which such amount or percentage is to be determined,

               (3) the number of payments or period to which such order applies, and

               (4)  each Plan to which such order applies.

          (c) A domestic relations order can be a Qualified Domestic Relations Order only if such order does not:

               (1) require the plan to provide any type or form of benefit, or any option not otherwise provided under the Program,

               (2) require the Program to provide increased benefits (determined on the basis of actuarial value), or

               (3) require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a Qualified Domestic Relations Order.

          (d) In the case of any payment made before a Participant has had a Termination of Employment, a domestic relations order shall not be treated as failing to meet the requirements of Section 16.5(c)(1) solely because such order requires that payment of benefits be made to an alternate payee:

               (1) without regard to the Participant's attainment of any specified age;

               (2) as if the Participant had retired on the date on which such payment is to begin under such order; and

               (3) in any form in which such benefits may be paid under the Program to the Participant (other than in the form of a Qualified Joint and Survivor Annuity with respect to the alternate payee and his or her subsequent spouse).

          (e) To the extent provided in any Qualified Domestic Relations Order the former spouse of a Participant if married to the Participant for at least one year, shall be treated as the surviving spouse of such Participant for purposes of consenting to the waiver of a Qualified Joint and Survivor Annuity as provided in Sections 11.2(f) and 11.10 and the naming of another Beneficiary to the extent provided in Sections 11.3 and 11.10.

          (f) Notwithstanding anything to the contrary in Article X, if, pursuant to a Qualified Domestic Relations Order, a segregated account is established containing the interest of an alternate payee, the alternate payee shall direct the manner in which such segregated account shall be invested in accordance with the procedures under Article X; provided that such segregated account shall remain invested in the same manner as the assets were invested before the account was segregated until the alternate payee's election in accordance with this Section 16.5(f) becomes effective.

   16.6   Unclaimed Amounts.  Unclaimed amounts shall consist of the amounts of
          -----------------
the Accounts of a retired, deceased or terminated Participant (including amounts held in the Holding Fund with respect to checks which are distributed but which are not cashed) which cannot be distributed because of the Committee's inability, after a reasonable search, to locate a Participant or his Beneficiary within a period of two (2) years after the payment of benefits becomes due.

          (a) Unclaimed amounts with respect to Accounts held in the Profit Sharing Plan portion of the Program for a Plan Year shall become a Forfeiture and shall be allocated for such Plan Year as determined in accordance with Section 7.1 hereof, within a reasonable time after the close of the Plan Year in which such two-year period shall end.

          (b) The Committee shall allocate Forfeitures with respect to Accounts held in the McDESOP portion of the Program to Participants' Participant Elected Contribution Accounts and Employer Matching Contribution Accounts by crediting such Forfeitures to the McDESOP Holding Fund as of the Valuation Date following the date the amount of such Forfeitures is determined for the immediately preceding Plan Year but not later than March 31 of the year following the Plan Year with respect to which such Forfeitures occurred.

          (c) Forfeitures arising in respect to a LESOP Account to Participants' LESOP Accounts shall be allocated in the same manner as Forfeitures under Section 7.3 are allocated to such Accounts.

          (d) As of the last day of the Plan Year, Forfeitures arising in respect to the Stock Sharing Accounts of Participants shall be charged with the expenses of the Stock Sharing portion of the Program without regard to the limitations on reimbursement for expenses prescribed by Section 409(l) of the Internal Revenue Code. Any net Forfeitures after such charges and charges pursuant to Section 16.6(e) shall be allocated as income of the Stock Sharing portion of the Program as provided in Section 10.13(b).

          (e) If an unclaimed amount is subsequently properly claimed by the Participant or the Participant's Beneficiary ("Reclaimed Amount") and unless an Employer in its discretion makes a contribution to the Program for such year in an amount sufficient to pay such Reclaimed Amount, it shall be charged as follows:

               (1) To the extent such Reclaimed Amount originated as an unclaimed amount with respect to the Accounts held in the Profit Sharing Plan portion of the Program, it shall be charged against Forfeitures from the Profit Sharing portion of the Program and, if such Forfeitures are not sufficient, the remainder shall be treated as an expense of the Profit Sharing Plan portion of the Program during the Plan Year in which the Participant or Beneficiary makes such claim.

               (2) To the extent that the Reclaimed Amount originated as an unclaimed amount with respect to the amounts held in the McDESOP portion of the Program it shall be charged against Forfeitures for the Plan Year with respect to Participants' Participant Elected Contribution Accounts and Employer Matching Contribution Accounts and, to the extent such Forfeitures are not sufficient, shall be treated as an expense of the McDESOP portion of the Program.

               (3) To the extent that such Reclaimed Amount originated as an unclaimed amount in respect to a LESOP Account, it shall be treated as a charge against Forfeitures arising under Sections 11.4 and 16.6 for the Plan Year with respect to Participants' LESOP Accounts and, to the extent such Forfeitures are not sufficient, shall be treated as an expense of the LESOP portion of the Program.

               (4) To the extent that such Reclaimed Amount originated as an unclaimed amount with respect to a Stock Sharing Account, it shall be treated as a charge against Forfeitures arising under Section 16.6 for the Plan Year with respect to Participants' Stock Sharing Accounts and, to the extent that such Forfeitures are not sufficient, shall be treated as an expense of the Stock Sharing portion of the Program.

   16.7   Maximum Age Condition.  Anything to the contrary herein
          ---------------------
notwithstanding, eligibility to participate in the Program and to elect or receive allocations of contributions to the Trust shall not be subject to any restrictions on account of a maximum age condition.

   16.8   Invalidity of Certain Provisions.  If any provision of this Program
          --------------------------------
shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Program shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

   16.9   Gender and Number.  Except when otherwise indicated by the context,
          -----------------
any masculine terminology herein shall also include the feminine and the singular shall also include the plural.

   16.10  Law Governing.  This Program and Trust shall be construed and enforced
          -------------
according to the laws of the State of Illinois other than its laws respecting choice of law, to the extent not preempted by ERISA.

     Executed in multiple originals this 17th day of December, 1999

                                        McDonald's Corporation

                                        By: Stanley R. Stein

                                        Its: Executive Vice President

                                  APPENDIX A

     Maximum Percentage of Annuity Benefit Paid to Participant Which Can Be Paid to a Non-spouse Beneficiary.

          Excess of age of employee          Applicable
           over age of beneficiary           percentage
           -----------------------           ----------

             10 years or less                  100
             11                                 96
             12                                 93
             13                                 90
             14                                 87
             15                                 84
             16                                 82
             17                                 79
             18                                 77
             19                                 75
             20                                 73
             21                                 72
             22                                 70
             23                                 68
             24                                 67
             25                                 66
             26                                 64
             27                                 63
             28                                 62
             29                                 61
             30                                 60
             31                                 59
             32                                 59
             33                                 58
             34                                 57
             35                                 56
             36                                 56
             37                                 55
             38                                 55
             39                                 54
             40                                 54
             41                                 53
             42                                 53
             43                                 53
             44 and greater                     52

                                  APPENDIX B

     The Applicable Divisor for purposes of Section 11.2(d)(3) shall be:

          Attained Age of Participant
          on Birthday in Calendar Year    Applicable Divisor
          ----------------------------    ------------------

             70                               26.2
             71                               25.3
             72                               24.4
             73                               23.5
             74                               22.7
             75                               21.8
             76                               20.9
             77                               20.1
             78                               19.2
             79                               18.4
             80                               17.6
             81                               16.8
             82                               16.0
             83                               15.3
             84                               14.5
             85                               13.8
             86                               13.1
             87                               12.4
             88                               11.8
             89                               11.1
             90                               10.5
             91                                9.9
             92                                9.4
             93                                8.8
             94                                8.3
             95                                7.8
             96                                7.3
             97                                6.9
             98                                6.5
             99                                6.1
             100                               5.7
             101                               5.3
             102                               5.0
             103                               4.7
             104                               4.4
             105                               4.1
             106                               3.8
             107                               3.6
             108                               3.3
             109                               3.1
             110                               2.8
             111                               2.6
             112                               2.4
             113                               2.2
             114                               2.0
             115                               1.8